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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Move, Inc.
(Name of Registrant as Specified In Its Charter)

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Move, Inc.
10 Almaden Boulevard, Suite 800
San Jose, California 95113

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 12, 2013

To Our Stockholders:

        The annual meeting of stockholders of Move, Inc., a Delaware corporation, will be held on June 12, 2013, at 9:30 a.m., local time, at the Company's offices located at 10 Almaden Blvd., Suite 800, San Jose, California 95113, for the following purposes:

  1.
  To elect the six directors nominated for election by the Governance and Nominating Committee of our Board of Directors (the "Board"), as listed in the enclosed proxy statement, each to serve for a term through the annual meeting of stockholders in 2014 and until their respective successors have been duly elected and qualified;

  2.
  To ratify the appointment of Move, Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2013;

  3.
  To approve, on an advisory basis, the compensation paid to the Company's Named Executive Officers;

  4.
  To approve an amendment to the Move, Inc. 2011 Incentive Plan to increase by 2,100,000 the number of shares available thereunder; and

  5.
  To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

        The foregoing matters are described in more detail in the enclosed proxy statement. Only stockholders of record at the close of business on the record date, April 15, 2013 (the "Record Date"), are entitled to receive notice of and vote at the annual meeting or any postponement or adjournment thereof.

        Pursuant to rules promulgated by the Securities and Exchange Commission (the "SEC"), we are providing access to our proxy materials over the Internet. On or about May 1, 2013, we will mail our stockholders a Notice Regarding Availability of Proxy Materials (the "Notice"), in connection with the solicitation of proxies by our Board of Directors for use at the annual meeting of stockholders and any adjournments or postponements thereof. On or before the date of mailing, we will make our Proxy Statement, including this Notice of Annual Meeting, and the Annual Report, publicly available on the Internet so that it is accessible according to the instructions provided in the Notice. The Notice will instruct you as to how you may access and review all of the important information contained in the proxy materials. The Notice will also instruct you as to how you may submit your proxy over the Internet or by mail, including how to receive a printed copy of our proxy materials.

By Order of the Board of Directors,

JAMES S. CAULFIELD Executive Vice President, General Counsel and Secretary

Westlake Village, California
April 25, 2013

Whether or not you plan to attend the Annual Meeting, your vote is very important, and we encourage you to vote promptly. If you execute a proxy over the Internet or by mailing in a proxy card, but later decide to attend the annual meeting in person, or for any other reason desire to revoke your proxy, you may do so at any time before your proxy is voted.

 PROXY STATEMENT

        This proxy statement is furnished on behalf of the Board of Directors of Move, Inc., a Delaware corporation ("Move" or the "Company"), for use at Move's annual meeting of stockholders to be held on June 12, 2013, at 9:30 a.m., local time, and any postponement or adjournment thereof. The annual meeting will be held at the Company's offices located at 10 Almaden Blvd., Suite 800, San Jose, California 95113.

        These proxy solicitation materials were first made available on or about May 1, 2013, to stockholders entitled to vote at the annual meeting.

ABOUT THE MEETING

What is the purpose of the annual meeting?

        At the annual meeting, stockholders will vote on the matters outlined in the accompanying Notice of Annual Meeting of Stockholders, including the election of six directors, ratification of the appointment of the Company's independent registered public accounting firm, approval, on an advisory basis, of the compensation paid to the Company's Named Executive Officers, and approval of an amendment to the Move, Inc. 2011 Incentive Plan to increase by 2,100,000 the number of shares available thereunder. In addition, the Company will transact such other business as may properly come before the meeting.

        All directors to be elected by the holders of our common stock will be elected for a term of one year. Six of our current directors — Joe F. Hanauer, Steven H. Berkowitz, Jennifer Dulski, Kenneth K. Klein, V. Paul Unruh and Bruce G. Willison — have been nominated and are being submitted for re-election to our holders of common stock as indicated under "Who is entitled to vote?" below.

        In addition, pursuant to its ownership of our sole outstanding share of Series A Preferred Stock (the "Series A Preferred Stock"), the National Association of REALTORS® (the "NAR") has the right to elect one director to our Board (the "Series A Director"). Beginning with our 2008 annual meeting, and again at our 2009, 2010, 2011, and 2012 annual meetings, the NAR elected Catherine B. Whatley to serve as the Series A Director. Ms. Whatley's term expires at this annual meeting. The NAR has indicated its intent to re-elect Catherine B. Whatley to serve as the Series A Director as of our 2013 annual meeting.

Who is entitled to vote?

        Only stockholders of record who owned our common stock at the close of business on the Record Date are entitled to vote at the annual meeting or any postponement or adjournment of the meeting. Pursuant to its ownership of our sole outstanding share of Series A Preferred Stock, the NAR has the right to elect the Series A Director. The holders of the common stock are not entitled to vote on the election of the Series A Director.

What is the Board of Directors' recommendation on the proposals?

        The Board of Directors recommends that you vote:

  •
  FOR the election of Joe F. Hanauer, Steven H. Berkowitz, Jennifer Dulski, Kenneth K. Klein, V. Paul Unruh and Bruce G. Willison as directors;

  •
  FOR the proposal to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013;

  •
  FOR the approval, on an advisory basis, of the compensation paid to the Company's Named Executive Officers; and

  •
  FOR the amendment to the Move, Inc. 2011 Incentive Plan to increase by 2,100,000 the number of shares available thereunder.

How do I vote?

        The Notice will instruct you as to how you may submit your proxy over the Internet or to return your proxy card by mail. If you would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice.

        If your shares are held in "street name" by your broker or bank, you might receive a form from your broker or bank seeking instructions as to how your shares should be voted. If you do not instruct your broker or bank how to vote, your broker or bank will vote your shares if it has discretionary power to vote on a particular matter. Except for the ratification of the appointment of the Company's independent registered public accounting firm, each of the matters outlined in the accompanying Notice of Annual Meeting of Stockholders is a nonroutine item under NYSE rules applicable to brokers. As a result, brokers who do not receive instructions from you as to how to vote will not be able to vote your shares on these proposals, resulting in what is known as a "broker nonvote." The ratification of the appointment of an independent registered public accounting firm is currently a routine item under NYSE rules applicable to brokers. As a result, brokers who do not receive instructions as to how to vote on this matter generally may vote on this matter in their discretion.

        If you are a stockholder of record, the shares on your proxy represent ALL of your shares. If you do not return your proxy card(s) or vote over the Internet, your shares shown on your proxy will not be voted except, as described below, by way of personal attendance and voting at the annual meeting.

        You may also attend the annual meeting and vote in person if you are a stockholder of record on the Record Date. If your shares are held in street name, you may vote your shares in person only if you have a legal proxy from the entity that holds your shares, giving you the right to vote the shares. A legal proxy is a written document from your brokerage firm or bank authorizing you to vote certain shares it holds in its name. If you attend the meeting and vote your shares by ballot, your vote at the meeting will revoke any vote you submitted over the Internet or by mail. Even if you currently plan to attend the meeting, we recommend that you also vote by proxy, as described above, so that your vote will be counted if you later decide not to attend the meeting.

Can I change my vote after I return my proxy?

        Yes, you have the right to revoke your proxy at any time before the annual meeting by submitting another, later-dated proxy by mail or via the Internet, by notifying our corporate secretary in writing, or by voting in person at the annual meeting.

Who will count the votes?

        Broadridge Financial Solutions, Inc. ("Broadridge") will count the votes and act as the inspector of elections.

What does it mean if I get more than one Notice?

        If your shares are registered differently and are in more than one account, you may receive more than one Notice. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, Computershare Shareowner Services LLC (800-851-9726), or, if your shares are held in street name, by contacting the broker or bank that holds your shares.

How many shares can vote?

        As of the Record Date, 39,865,840 shares of common stock were issued and outstanding. Each holder of common stock is entitled to one vote for each share of common stock held.

What is a quorum?

        The presence at the meeting in person or by proxy of the holders of a majority of the shares of stock entitled to vote at the meeting will constitute a quorum for the transaction of business. Proxies marked as abstaining on any matter to be acted upon by stockholders and "broker nonvotes" will be treated as present for purposes of determining a quorum.

What is required to approve the proposals, once a quorum is established?

        For the election of the directors (other than the Series A Director), the nominees for director shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Accordingly, the six nominees for director who are to be elected by holders of the common stock who receive the most votes of the common stock cast at the meeting will become directors of the Company.

        For all other matters, including (i) the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013; (ii) the approval, on an advisory basis of the compensation paid to the Company's Named Executive Officers; (iii) the approval of the amendment to the Move, Inc. 2011 Incentive Plan to increase by 2,100,000 the number of shares available thereunder; and (iv) any other business as may properly come before the meeting or any postponement or adjournment thereof, the vote required to approve the proposal is the affirmative vote of the holders of a majority of shares of common stock entitled to vote thereon that are present in person or represented by proxy at the meeting and are voted for or against the matter. For the approval of the amendment to the Move, Inc. 2011 Incentive Plan to increase by 2,100,000 the number of shares available thereunder, under NASDAQ's listing standards, the minimum vote that will constitute shareholder approval will be a majority of the total votes cast on the proposal. As noted below, abstentions will not be treated as a vote cast on the proposals.

How are broker nonvotes treated?

        With respect to the election of directors, broker nonvotes will be treated as not entitled to vote and will have no impact on the outcome of the vote. With respect to the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013, broker nonvotes will be counted as votes cast for the proposal (due to the fact that brokers have discretionary authority to vote on such proposal). With respect to each of (i) the approval, on an advisory basis, of the compensation of the Company's Named Executive Officers, and (ii) the approval of the amendment to the Move, Inc. 2011 Incentive Plan to increase by 2,100,000 the number of shares available thereunder, broker nonvotes will not be counted as votes cast for the proposal (due to the fact that brokers do not have discretionary authority to vote on such proposals). Accordingly, with respect to each of such proposals, broker nonvotes will have no effect on determining whether the affirmative vote constitutes a majority of shares of common stock entitled to vote thereon that are present in person or represented by proxy at the meeting and are voted for or against the matter.

        If you properly execute your proxy card and send it to the Company or vote it online in time to vote, the persons named in the form of proxy will vote your shares as specified. With respect to each of the matters outlined in the accompanying Notice of Annual Meeting of Stockholders, if you sign the proxy form but do not make specific choices, your proxy will vote your shares in accordance with the recommendations of the Board with respect to such matters. If any other matter is presented during the meeting, your proxy will vote in accordance with his best judgment, to the extent permitted by applicable law and the listing rules of the NASDAQ. As of the date of this proxy statement, the Company is not aware of any matters to be acted on at the Annual Meeting other than those matters described in this proxy statement. Any proxy given may be revoked at any time before it is voted at the Annual Meeting.

What happens if I abstain?

        Proxies marked "abstain" will be counted as shares present for the purpose of determining the presence of a quorum; but for purposes of determining the outcome of a proposal, shares represented by these proxies will not be treated as affirmative votes. With respect to the election of directors, you may vote "FOR" one or more or all nominees or "WITHHOLD AUTHORITY" to vote for one or more or all nominees, with no separate provision to "abstain" in such vote. For a proposal requiring the approval of holders of a majority of the shares of stock entitled to vote thereon that are present in person or represented by proxy at the meeting and are voted for or against the matter, which includes the ratification of the appointment of Ernst & Young as the Company's independent registered public accounting firm, the approval, on an advisory basis, of the compensation of the Company's Named Executive Officers, and the approval of the amendment to the Move, Inc. 2011 Incentive Plan, an abstention will have no impact on the outcome of the vote with respect to such proposals.

How will Move solicit proxies?

        We have retained Broadridge to assist in the distribution of proxy materials. We will bear the costs and expenses of preparing and mailing proxy solicitation materials for the annual meeting and will reimburse brokerage firms and others for their reasonable out-of-pocket expenses for forwarding proxy solicitation materials to stockholders. We have not retained a proxy solicitation service to assist in soliciting proxies. If, however, a proxy solicitation service is retained, we will bear the costs of such service. Proxies may also be solicited in person, by telephone, or by facsimile by our directors, officers and employees without additional compensation being paid to these persons.

PROPOSAL 1 — ELECTION OF DIRECTORS

        Our Bylaws provide that the authorized number of directors may be fixed by resolution of the Board of Directors from time to time; provided, however, that the number of directors shall not be decreased below six (6) directors nor increased above ten directors without stockholder approval. As of last year's annual meeting on June 13, 2012, the number of directors had been fixed by the Board at six (6). Subsequently, on October 5, 2012, the Board increased the number of directors to seven (7) and appointed Jennifer Dulski to fill the additional position on the Board. Accordingly, the Board is proposing the re-election by the stockholders of the six (6) directors named in this proposal, to serve in addition to a seventh director which the NAR has the right to elect pursuant to its ownership of our sole outstanding share of our Series A Preferred Stock.

        Pursuant to our Restated Certificate of Incorporation, the terms of the directors who were elected at our annual meeting of stockholders in 2012, as well as the term of Ms. Dulski, who was appointed as a director subsequent to our 2012 annual meeting of stockholders, all expire at this 2013 annual stockholders' meeting. Accordingly, all directors will be elected at the 2013 annual meeting for a term of one year. The Restated Certificate of Incorporation also provides that, notwithstanding the above, each director shall hold office until such director's successor is elected and qualified, or until such director's earlier death, resignation or removal.

        Unless otherwise instructed, the proxy holders will vote the proxies received by them for the director nominees named on the Notice and the proxy card. If any nominee is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. Each of the nominees named on the Notice and proxy card has agreed to serve as director, if elected.

        The nominees nominated by the Governance and Nominating Committee of our Board of Directors for election as directors by the holders of our common stock are:

  •
  Joe F. Hanauer;

  •
  Steven H. Berkowitz;

  •
  Jennifer Dulski

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  Kenneth K. Klein;

  •
  V. Paul Unruh; and

  •
  Bruce G. Willison.

        As described elsewhere herein, the NAR has indicated its intent to re-elect Catherine B. Whatley as the Series A Director.

        Information about these nominees, our other directors and our executive officers is set forth below in the section entitled "Management — Directors and Executive Officers."

Recommendation of the Board of Directors

        THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" EACH OF THE DIRECTOR NOMINEES LISTED IN THE PROXY. THE PERSONS NAMED IN THE FORM OF PROXY WILL VOTE THE PROXY AS SPECIFIED. IF THE PROXY IS EXECUTED AND RETURNED AND NO SPECIFICATION IS MADE WITH RESPECT TO A DIRECTOR NOMINEE, THE PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEE.

 PROPOSAL 2 — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

        The Audit Committee of the Board of Directors has selected Ernst & Young LLP as the Company's independent registered public accounting firm for the current fiscal year ending December 31, 2013. The Audit Committee has also pre-approved the engagement of Ernst & Young LLP to perform reviews of federal and state tax returns, prepare Canadian tax returns, and provide advisory and related services to the Company during 2013. Although ratification by the stockholders of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm is not required by law or by the Bylaws of the Company, the Audit Committee believes it is appropriate to seek stockholder ratification of this appointment in light of the critical role played by the independent registered public accounting firm in auditing the Company's financial statements. If this selection is not ratified at the annual meeting of stockholders, the Audit Committee may reconsider its selection of an independent registered public accounting firm for the fiscal year ending December 31, 2013.

        One or more representatives of Ernst & Young LLP are expected to be present at the annual meeting and will have an opportunity to respond to appropriate questions and make a statement if they desire to do so.

Fees Billed for Services Rendered by Independent Registered Public Accounting Firm

        Ernst & Young LLP served as the Company's principal independent registered public accounting firm to audit the Company's financial statements for the fiscal years ended December 31, 2012 and December 31, 2011. The fees billed to us in those fiscal years for Ernst & Young LLP's services were:

	Year ended December 31, 2012	Year ended December 31, 2011
Audit Fees(1)	$857,000	$920,000
Audit-Related Fees(2)	23,000	23,000
Tax Fees(3)	63,000	92,000
All Other Fees(4)	—	—

Total Fees	$943,000	$1,035,000

(1)
"Audit Fees" are fees billed by Ernst & Young LLP for professional services rendered for the audit of the Company's financial statements for 2012 and 2011, for the auditor's report on the effectiveness of internal control over financial reporting as of December 31, 2012 and December 31, 2011, for the review of the Company's financial statements included in the Company's quarterly reports on Form 10-Q filed with the SEC during 2012 and 2011, and for services that are normally provided by auditors in connection with statutory and regulatory filings or engagements.

(2)
"Audit-Related Fees" are fees billed by Ernst & Young LLP for 2012 and 2011 for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported above under the caption "Audit Fees." These services primarily relate to accounting and auditing consultation.

(3)
"Tax Fees" are fees billed by Ernst & Young LLP for 2012 and 2011 for professional services rendered for tax compliance, tax advice and tax planning for the Company, and includes preparation of Canadian tax returns, review of the Company's federal U.S. tax return, review of certain state tax returns, assistance with documentation of the validity of the Company's net operating loss carry-forwards, and assistance with a Canadian research and development study.

(4)
No fees were billed by Ernst & Young LLP for professional services rendered during 2012 and 2011 other than as stated above under the captions "Audit Fees," "Audit-Related Fees" and "Tax Fees."

        The Audit Committee's policy is to approve in advance all audit services and permitted nonaudit services provided by the Company's independent registered public accounting firm. In 2012 and 2011, the Audit Committee approved, in advance, all services provided by the independent registered public accounting firm and the related fees. Those services involved only audit services, audit accounting consultation and general corporate tax services. In addition, the Audit Committee has authorized its financial expert to pre-approve on behalf of the Audit Committee auditing and permitted nonauditing services of $50,000 or less to be provided by Ernst & Young LLP or any other accounting services firms, with the Audit Committee financial expert to report each pre-approval of services to the full committee at its next scheduled meeting after such pre-approval.

        The Audit Committee did not utilize the "waiver of pre-approval" provisions set forth in the applicable rules of the SEC to approve any of the audit and nonaudit services described above for Ernst & Young LLP.

Recommendation of the Board of Directors

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2013. THE PERSONS NAMED IN THE FORM OF PROXY WILL VOTE THE PROXY AS SPECIFIED. IF THE PROXY IS EXECUTED AND RETURNED AND NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP.

 PROPOSAL 3 — ADVISORY VOTE ON EXECUTIVE COMPENSATION

        The Dodd-Frank Wall Street Reform and Consumer Protection Act requires that we provide our stockholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of the Company's Named Executive Officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission.

        As described below in the "Compensation Discussion and Analysis," we seek to closely align the interests of our Named Executive Officers with the interests of our stockholders. Our compensation programs are designed to reward our Named Executive Officers for the achievement of short-term and long-term strategic and operational goals and the achievement of increased total stockholder return, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.

        The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the overall compensation of our Named Executive Officers, and the philosophy, policies and practices, described in this proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission. The vote is advisory, which means that the vote is not binding on the Company, our Board of Directors or the Management Development and Compensation Committee of the Board. However, we value the opinions of our stockholders, and the Management Development and Compensation Committee will review the voting results and take them into consideration when making future decisions regarding executive compensation as it deems appropriate.

        Accordingly, we ask our stockholders to vote to approve the following resolution at the Annual Meeting:

    "RESOLVED, that the Company's stockholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company's Proxy Statement for the 2013 Annual Meeting of Stockholders, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2012 Summary Compensation Table and the other related tables and disclosures."

Recommendation of the Board of Directors

        THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION PAID TO THE COMPANY'S NAMED EXECUTIVE OFFICERS. THE PERSONS NAMED IN THE FORM OF PROXY WILL VOTE THE PROXY AS SPECIFIED. IF THE PROXY IS EXECUTED AND RETURNED AND NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THE PROPOSAL.

 PROPOSAL 4 — APPROVAL OF AN AMENDMENT TO MOVE'S 2011 INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE THEREUNDER BY 2,100,000 SHARES

        On April 17, 2013 the Board of Directors of the Company adopted, subject to stockholder approval at the 2013 annual meeting, an amendment to Move's 2011 Incentive Plan (the "2011 Plan") to increase the number of shares available thereunder by 2,100,000 shares. The amendment will become effective as of the date it is approved by our stockholders. The original 2011 Plan, as approved by our stockholders on June 15, 2011, authorized for issuance 20,800,000 shares, plus a number of additional shares (not to exceed 10,000,000) subject to awards outstanding as of June 15, 2011, granted under the Company's prior equity incentive plans that thereafter terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason. Subsequent to the Company's stockholders approving the 2011 Plan, a 1-for-4 reverse stock split with respect to the Company's common stock (the "1-for-4 Reverse Stock Split"), as approved by the Company's stockholders on June 15, 2011, became effective on November 18, 2011. As a result of such 1-for-4 Reverse Stock Split, the share amounts set forth in the original 2011 Plan were proportionately decreased, such that, after such 1-for-4 reverse stock split, the 2011 Plan authorized for issuance 5,200,000 shares, plus a number of additional shares (not to exceed 2,500,000) subject to awards outstanding as of

June 15, 2011, granted under the Company's prior equity incentive plans that thereafter terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason. In accordance with the terms of the 2011 Plan, as of the date of this proxy statement, the number of shares available to grant pursuant to the 2011 Plan has been increased by the maximum 2,500,000 allowed. As part of its proposal of the 2011 Plan for stockholder approval, the Company agreed that no further awards would be granted under any of its prior equity incentive plans.

Key Data Relating to Awards Outstanding Under 2011 Plan and Prior Plans and Shares Available under 2011 Plan

        The following table provides information regarding equity awards outstanding under the 2011 Plan and the Company's prior equity incentive plans, and shares available for future awards under the 2011 Plan, as of February 28, 2013:

Total shares underlying options outstanding under the 2011 Plan and prior plans	6,359,615
Weighted average exercise price of outstanding options	$9.69
Weighted average remaining contractual life of outstanding options	6.52 years
Total shares underlying full value awards outstanding under the 2011 Plan and prior plans (includes Restricted Stock Units only)	1,519,792
Total shares currently available for new awards under 2011 Plan (no new awards may be granted under any of the Company's prior equity incentive plans)	1,536,094

        The Management Development and Compensation Committee considered the number of shares of common stock still available for issuance under the 2011 Plan when considering the proposed amendment to the 2011 Plan. Approval of the amendment would allow the Management Development and Compensation Committee to continue to grant incentive awards and reward opportunities that are tied to performance of the Common Stock, and continue to grant full-value forms of awards where it deems such awards appropriate.

The 2011 Plan Contains Important Provisions Promoting Sound Compensation and Governance Practices

        The 2011 Plan includes a number of features that are designed to protect our stockholders' interests and to reflect strong corporate governance practices. These provisions reinforce and promote good alignment of equity compensation arrangements for officers, employees, nonemployee directors and other service providers with the interests of stockholders and the Company. These provisions include, but are not limited to, the following:

  •
  No Discounted Options or Stock Appreciation Rights (SARs). Under the 2011 Plan, stock options and SARs may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date.

  •
  No Repricing Without Stockholder Approval. In the event the exercise price of a stock option or SAR is above the market value of the Company's common stock, the Company may not, without stockholder approval, "reprice" those awards by reducing the exercise price of such stock options or SARs or exchanging such stock options or SARs for cash, other awards, or new stock options or SARs with a reduced exercise price.

  •
  Minimum Vesting Requirements. Restricted Stock and Restricted Stock Units (RSUs) are required to meet minimum vesting requirements. Restricted Stock and RSUs that are not performance-based must have vesting periods of at least three years, with certain limited exceptions. If awards are performance-based, then performance must be measured over a period of at least one year.

  •
  No Liberal Share Recycling. Shares retained by or delivered to the Company to pay the exercise price or withholding taxes in connection with the exercise of an outstanding stock option or SAR, unissued shares resulting from the settlement of SARs in stock, and shares purchased by us in the open market using the proceeds of option exercises do not become available for issuance as future awards under the 2011 Plan.

  •
  No Dividends on Unearned Performance Awards. The 2011 Plan prohibits the current payment of dividends or dividend equivalent rights on unearned performance awards.

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  Fungible Share Design. Shares issued in connection with Restricted Stock and RSUs count against the number of shares authorized for issuance under the 2011 Plan at a higher rate than shares issued upon exercise of stock options and SARs.

  •
  Awards Subject to Clawback Policy. Awards under the Plan are subject to any compensation recoupment policy that the Company may adopt from time to time.

  •
  No Transferability. Awards generally may not be transferred (except by will or the laws of descent and distribution) unless approved by the Management Development and Compensation Committee.

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  No Evergreen Provision. There is no "evergreen" feature pursuant to which the shares authorized for issuance under the 2011 Plan can be automatically replenished.

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  No Automatic Grants. The 2011 Plan does not provide for automatic grants to any participant.

  •
  No Tax Gross-ups. The 2011 Plan does not provide for any tax gross-ups.

        A summary of the 2011 Plan is set forth below. The proposed amendment to the 2011 Plan is attached hereto as Appendix A, and the full text of the 2011 Plan is attached hereto as Appendix B. All share amounts stated in the full text of the 2011 Plan attached hereto as Appendix B have been adjusted to reflect the 1-for-4 Reverse Stock Split.

Summary of the 2011 Plan

        Purpose.    The purpose of the 2011 Plan is to further the Company's success by linking the personal interests of the Company's employees, officers, directors and consultants to those of its stockholders, and by providing participants with an incentive for outstanding performance. The 2011 Plan is also intended to enhance the Company's ability to motivate, attract, and retain the services of employees, officers, directors and consultants upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent.

        Administration.    The 2011 Plan is administered by the Management Development and Compensation Committee. The Management Development and Compensation Committee has the authority to:

  •
  designate participants;

  •
  grant awards;

  •
  determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof;

  •
  establish, adopt or revise any rules and regulations as it may deem advisable to administer the 2011 Plan; and

  •
  make all other decisions and determinations that may be required under the 2011 Plan.

The full Board may at any time elect instead to administer the 2011 Plan. If it does so, it will have all the powers of the Management Development and Compensation Committee under the 2011 Plan.

        Eligibility.    The 2011 Plan permits the grant of incentive awards to employees, officers, directors, and consultants of the Company and its affiliates as selected by the Management Development and Compensation Committee. As of the date of this proxy statement, the number of eligible participants was approximately 1,000. The number of eligible participants may increase over time based upon our future growth.

        Awards to Nonemployee Directors.    Awards granted under the 2011 Plan to our non-employee directors are made only in accordance with the terms, conditions and parameters of a plan, program or policy for the compensation of nonemployee directors as in effect from time to time. The Management Development and Compensation Committee may not make discretionary grants under the 2011 Plan to nonemployee directors.

        Permissible Awards.    The 2011 Plan authorizes the granting of awards in any of the following forms:

  •
  options to purchase shares of our common stock, which may be nonstatutory stock options or incentive stock options under the Internal Revenue Code of 1986, as amended, which we refer to as the "Code";

  •
  stock appreciation rights (SARs), which give the holder the right to receive the difference (payable in cash or stock, as specified in the award certificate) between the fair market value per share of common stock on the date of exercise over the base price of the award;

  •
  restricted stock, which is subject to restrictions on transferability and subject to forfeiture on terms set by the Management Development and Compensation Committee;

  •
  restricted or deferred stock units, which represent the right to receive shares of our common stock (or an equivalent value in cash or other property, as specified in the award certificate) in the future, based upon the attainment of stated vesting or performance criteria in the case of restricted stock units;

  •
  performance awards, which are awards payable in cash or stock upon the attainment of specified performance goals (any award that may be granted under the 2011 Plan may be granted in the form of a performance award);

  •
  dividend equivalents, which entitle the holder of a full-value award to cash payments (or an equivalent value payable in stock or other property) equal to any dividends paid on the shares of stock underlying the full-value award;

  •
  other stock-based awards in the discretion of the Management Development and Compensation Committee, including unrestricted stock grants; and

  •
  cash-based awards, including performance-based annual bonus awards.

        Shares Available for Awards.    The proposed amendment to the 2011 Plan would increase the number of shares that may be issued under the 2011 Plan by 2,100,000 shares. If the stockholders approve the amendment, subject to adjustment as provided in the 2011 Plan, the aggregate number of shares of our common stock reserved and available for issuance pursuant to awards granted under the 2011 Plan will be 7,300,000, plus a number of additional shares of common stock (not to exceed 2,500,000) underlying awards outstanding as of June 15, 2011, under the Prior Plans that thereafter terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason. As of the date of this proxy statement, the number of shares available to grant pursuant to the 2011 Plan has been increased by the maximum 2,500,000 allowed in accordance with its terms.

        Share Counting.    The share counting provisions of the 2011 Plan provide the following:

  •
  Awards of options and SARs count against the number of shares remaining available for issuance under the 2011 Plan on a one-for-one basis, and full-value awards count against the number of shares remaining available for issuance under the 2011 Plan as 1.54 shares for each share covered by such awards.

  •
  The full number of shares subject to an option or SAR count against the number of shares remaining available for issuance under the 2011 Plan, even if fewer shares are actually delivered to a participant as a result of a net settlement or withholding of shares to satisfy the exercise price or tax.

  •
  Shares withheld from an award of stock options or SARs to satisfy tax withholding requirements count against the number of shares remaining available for issuance under the 2011 Plan, and shares delivered by a participant with respect to an award of stock options or SARs to satisfy tax withholding requirements are not be added to the 2011 Plan share reserve.

  •
  To the extent that an award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued or forfeited shares subject to the award will be added back to the plan share reserve and again be available for issuance pursuant to awards granted under the 2011 Plan.

  •
  To the extent that the full number of shares subject to a full-value award is not issued for any reason, including by reason of failure to achieve maximum performance goals, the unissued shares originally subject to the award will be added back to the plan share reserve and again be available for issuance under the 2011 Plan.

        Limitations on Individual Awards.    The maximum aggregate number of shares of common stock subject to stock-based awards that may be granted under the 2011 Plan in any 12-month period to any one participant is as follows:

  •
  options, 1,000,000;

  •
  stock appreciation rights, 1,000,000;

  •
  restricted stock or restricted stock units, 625,000; and

  •
  other stock-based awards, 625,000.

        The maximum aggregate amount that may be paid with respect to cash-based awards under the 2011 Plan to any one participant in any fiscal year of the Company is $10,000,000.

        Performance Goals.    All options and SARs granted under the 2011 Plan are designed to be exempt from the $1,000,000 deduction limit imposed by Code Section 162(m). The Management Development and Compensation Committee may designate any other award granted under the 2011 Plan as a qualified performance-based award in order to make the award fully deductible without regard to the $1,000,000 deduction limit imposed by Code Section 162(m). If an award is so designated, the Management Development and Compensation Committee must establish objectively determinable performance goals for the award based on one or more of the following business criteria, which may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of an affiliate or a division, region, department or function within the Company or an affiliate:

  –
  Revenue (premium revenue, total revenue or other revenue measures);

  –
  Sales;

  –
  Profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures);

  –
  Earnings (EBIT, EBITDA, Adjusted EBITDA, earnings per share, or other corporate earnings measures);

  –
  Net income (before or after taxes, operating income or other income measures);

  –
  Cash (cash flow, cash generation or other cash measures);

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  Stock price or performance;

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  Total stockholder return (stock price appreciation plus reinvested dividends divided by beginning share price);

  –
  Economic value added;

  –
  Return measures (including, but not limited to, return on assets, capital, equity, investments or sales, and cash flow return on assets, capital, equity, or sales);

  –
  Market share;

  –
  Improvements in capital structure;

  –
  Expenses (expense management, expense ratio, expense efficiency ratios or other expense measures);

  –
  Business expansion (acquisitions);

  –
  Internal rate of return or increase in net present value;

  –
  Productivity measures;

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  Cost reduction measures; or

  –
  Strategic plan development and implementation.

        The Management Development and Compensation Committee must establish such goals within 90 days after the beginning of the period for which such performance goal relates (or such later date as may be permitted under applicable tax regulations) and the Management Development and Compensation Committee may for any reason reduce (but not increase) any award, notwithstanding the achievement of a specified goal. The Management Development and Compensation Committee may provide, at the time the performance goals are established, that any evaluation of performance shall exclude or otherwise objectively adjust for any specified circumstance or event that occurs during a performance period, including but not limited to: (a) asset write-downs or impairment charges; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in then-current accounting principles; (f) extraordinary nonrecurring items as described in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to stockholders for the applicable year; (g) acquisitions or divestitures; and (h) foreign exchange gains and losses.

        Limitations on Transfer; Beneficiaries.    A participant may not assign or transfer an award other than by will or the laws of descent and distribution; provided, however, that the Management Development and Compensation Committee may permit other transfers (other than transfers for value) where it concludes that such transferability does not result in accelerated taxation, does not cause any option intended to be an incentive stock option to fail to qualify as such, and is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, any state or federal tax or securities laws or regulations applicable to transferable awards. A participant may, in the manner determined by the Management Development and Compensation Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any award upon the participant's death.

        Acceleration Upon Certain Events.    Unless otherwise provided in an award certificate or any special plan document or separate agreement with an award grantee governing an award:

  •
  If a participant's service terminates by reason of death or disability: (a) all of that participant's outstanding Options and SARs will become fully exercisable and will thereafter remain exercisable for a period of one (1) year or until the earlier expiration of the original term of the Option or SAR;

    (b) all time-based vesting restrictions on that participant's outstanding Awards will lapse as of the date of termination; and (c) the payout opportunities attainable under all of that participant's outstanding performance-based Awards will be deemed to have been fully earned as of the date of termination as follows: (i) if the date of termination occurs during the first half of the applicable performance period, all relevant performance goals will be deemed to have been achieved at the "target" level, and (ii) if the date of termination occurs during the second half of the applicable performance period, the actual level of achievement of all relevant performance goals against target will be measured as of the end of the calendar quarter immediately preceding the date of termination, and (iii) in either such case, there will be a prorata payout to the Participant or his or her estate within sixty (60) days following the date of termination (unless a later date is required in order to comply with Section 409A of the Code hereof), based upon the length of time within the performance period that has elapsed prior to the date of termination.

  •
  Upon a change in control, and except with respect to any awards assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control: (a) all outstanding Options or SARs will become fully exercisable; (b) time-based vesting restrictions on outstanding Awards will lapse; and (c) the target payout opportunities attainable under outstanding performance-based Awards will be deemed to have been fully earned as of the effective date of the change in control based upon (i) an assumed achievement of all relevant performance goals at the "target" level if the change in control occurs during the first half of the applicable performance period, or (ii) the actual level of achievement of all relevant performance goals against target measured as of the date of the change in control, if the change in control occurs during the second half of the applicable performance period, and, in either such case, there will be a prorata payout to participants within sixty (60) days following the change in control (unless a later date is required by in order to comply with Section 409A of the Code), based upon the length of time within the performance period that has elapsed prior to the change in control.

  •
  With respect to any awards assumed by the surviving entity or otherwise equitably converted or substituted in connection with a change in control: if within one year after the effective date of the change in control, a participant's employment is terminated without cause (or if the participant resigns for "good reason" as defined in the 2011 Plan), then (a) all of that participant's outstanding Options or SARs will become fully exercisable, (b) all time-based vesting restrictions on the participant's outstanding Awards will lapse, and (c) the payout level under all of that participant's performance-based Awards that were outstanding immediately prior to effective time of the change in control will be determined and deemed to have been earned as of the date of termination based upon (i) an assumed achievement of all relevant performance goals at the "target" level if the date of termination occurs during the first half of the applicable performance period, or (ii) the actual level of achievement of all relevant performance goals against target (measured as of the end of the calendar quarter immediately preceding the date of termination), if the date of termination occurs during the second half of the applicable performance period, and, in either such case, there will be a prorata payout to such participant within sixty (60) days following the date of termination of employment (unless a later date is required by in order to comply with Section 409A of the Code), based upon the length of time within the performance period that has elapsed prior to the date of termination of employment.

        In addition, subject to limitations applicable to certain qualified performance-based awards, the Management Development and Compensation Committee may, in its discretion, accelerate awards upon the termination of service of a participant or the occurrence of a change in control. The Management Development and Compensation Committee may discriminate among participants or among awards in exercising such discretion.

        Adjustments.    In the event of a transaction between us and our stockholders that causes the per-share value of our common stock to change (including, without limitation, any stock dividend, stock split

(including a reverse stock split), spin-off, rights offering or large nonrecurring cash dividend), the share authorization limits and annual award limits under the 2011 Plan will be adjusted proportionately, and the Management Development and Compensation Committee will make such adjustments to the 2011 Plan and awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction. In the event of a stock split (including a reverse stock split), a stock dividend, or a combination or consolidation of the outstanding shares of our common stock into a lesser number of shares, the authorization limits and annual award limits under the 2011 Plan will automatically be adjusted proportionately, and the shares then subject to each award will automatically be adjusted proportionately without any change in the aggregate purchase price.

        Termination and Amendment.    Our Board or the Management Development and Compensation Committee may, at any time and from time to time, terminate or amend the 2011 Plan, but if an amendment would constitute a material amendment requiring stockholder approval under applicable listing requirements, laws, policies or regulations, then such amendment will be subject to stockholder approval. In addition, our Board or the Management Development and Compensation Committee may condition any amendment on the approval our stockholders for any other reason. No termination or amendment of the 2011 Plan may, without the written consent of the participant, reduce or diminish the value of an outstanding award.

        The Management Development and Compensation Committee may amend or terminate outstanding awards. However, such amendments may require the consent of the participant and, unless approved by our stockholders, the exercise price of an outstanding option may not be reduced, directly or indirectly, and the original term of an option may not be extended.

        Prohibition on Repricing.    As indicated above under "Termination and Amendment," outstanding stock options cannot be repriced, directly or indirectly, without stockholder approval. The exchange of an "underwater" option (i.e., an option having an exercise price in excess of the current market value of the underlying stock) for another award would be considered an indirect repricing and would, therefore, require stockholder approval.

Certain U.S. Federal Income Tax Effects

        The U.S. federal income tax discussion set forth below is intended for general information only and does not purport to be a complete analysis of all of the potential tax effects of the 2011 Plan. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. State and local income tax consequences are not discussed, and may vary from locality to locality.

        Nonstatutory Stock Options.    There will be no federal income tax consequences to the optionee or to the Company upon the grant of a nonstatutory stock option under the 2011 Plan. When the optionee exercises a nonstatutory option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding federal income tax deduction. Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

        Incentive Stock Options.    There will be no federal income tax consequences to the optionee or to the Company upon the grant or exercise of an incentive stock option. If the optionee holds the option shares for the required holding period of at least two years after the date the option was granted and one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee's alternative minimum taxable income.

        SARs.    A participant receiving a SAR under the 2011 Plan will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted. When the participant exercises the SAR, the amount of cash and the fair market value of any shares of stock received will be ordinary income to the participant and the Company will be allowed a corresponding federal income tax deduction at that time.

        Restricted Stock.    Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, a participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted, provided that the award is nontransferable and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

        Restricted or Deferred Stock Units.    A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a stock unit award is granted. Upon receipt of shares of stock (or the equivalent value in cash or other property) in settlement of a stock unit award, a participant will recognize ordinary income equal to the fair market value of the stock or other property as of that date (less any amount he or she paid for the stock or property), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

        Cash-Based Performance Awards.    A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a cash-based performance award is granted (for example, when the performance goals are established). Upon receipt of cash in settlement of the award, a participant will recognize ordinary income equal to the cash received, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

        Tax Withholding.    The Company has the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the 2011 Plan.

Benefits to Named Executive Officers and Others

        Awards under the 2011 Plan are granted in the discretion of the Management Development and Compensation Committee. Accordingly, future awards under the Plan are not determinable.

        The following table sets forth the number of stock option, restricted stock awards and restricted stock unit awards that have been granted under the 2011 Plan to our Named Executive Officers (as defined below) and the other individuals and groups indicated, as of February 28, 2013.

Name and Position	Stock Options	Restricted Stock Awards	Restricted Stock Unit Awards
Steven H. Berkowitz	637,500	90,000	165,000
Chief Executive Officer
Rachel Glaser	250,000	100,000	30,000
Chief Financial Officer
Errol Samuelson	200,000	25,000	160,000	(1)
Chief Strategy Officer; President — realtor.com®
James S. Caulfield	107,500	25,000	76,000
Executive Vice President, General Counsel & Secretary
John Robison	310,000	—	130,000
Chief Technology Officer
All Current Executive Officers as a Group	1,685,000	365,000	577,000	(1)
All Employees as a Group (Including Officers who are not Executive Officers)	1,194,225	173,350	1,220,345
All Nonexecutive Directors as a Group	—	113,620	—

(1)
Includes 80,000 shares that the Management Committee granted to Mr. Samuelson in connection with an anticipated reduction to his annual cash incentive bonus opportunity, which 80,000 shares were subsequently forfeited by Mr. Samuelson after the Committee determined that such reduction to Mr. Samuelson's incentive bonus opportunity was not in the best interests of the Company.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

        The following table provides information as of December 31, 2012, regarding compensation plans under which our equity securities are authorized for issuance.

	Number of Securities to be Issued Upon Exercise of Outstanding Options and Rights		Weighted-Average Exercise Price of Outstanding Options and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Plan Category	(a)		(b)	(c)
	(In thousands)			(In thousands)
Equity compensation plans approved by stockholders	6,122	(1)	$10.28	3,230	(2)
Equity compensation plans not approved by stockholders	878		$8.83	—

Total	7,000		$10.10	3,230

(1)
Includes shares to be issued pursuant to the exercise or settlement of outstanding awards granted under the Move, Inc. 1999 Stock Incentive Plan (which plan expired on July 6, 2009) and the Move, Inc. 2011 Incentive Plan.

(2)
Includes shares available for issuance pursuant to future awards under the Move, Inc. 2011 Incentive Plan, including full-value awards.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE MOVE, INC. 2011 INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE THEREUNDER BY 2,100,000, AS DESCRIBED ABOVE. IF THE PROXY IS EXECUTED AND RETURNED AND NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THE APPROVAL OF THE AMENDMENT TO THE MOVE, INC. 2011 INCENTIVE PLAN.

 MANAGEMENT

Directors and Executive Officers

        The following table sets forth information regarding our nominees for election as directors and our executive officers. We have included below certain information about the nominees for election as directors. The Board of Directors for the Company has concluded that the skills, qualifications and experience of each of the director nominees supports such nominee's membership on the Company's Board.

Name	Age	Position
Joe F. Hanauer	75	Director; Chairman of the Board of Directors
Steven H. Berkowitz	54	Director and Chief Executive Officer
Jennifer Dulski	41	Director
Kenneth K. Klein	69	Director
V. Paul Unruh	64	Director
Catherine B. Whatley	62	Director (Designated by Series A Stockholder)
Bruce G. Willison	64	Director
Rachel C. Glaser	51	Chief Financial Officer
Errol G. Samuelson	47	Chief Strategy Officer; President — realtor.com®
Frederick Scott Boecker	40	Chief Product Officer
John M. Robison	45	Chief Technology Officer
James S. Caulfield	49	Executive Vice President, General Counsel and Secretary

Ms. Jennifer Dulski joined the Board of Directors on October 5, 2012.

Ms. Rachel C. Glaser was appointed Chief Financial Officer of the Company effective January 4, 2012.

Mr. Frederick Scott Boecker, Chief Product Officer of the Company, was designated an executive officer of the Company effective April 16, 2012.

Mr. John M. Robison was hired as Chief Technology Officer of the Company effective February 13, 2012, and was designated an executive officer of the Company effective April 16, 2012.

        By virtue of its ownership of our sole outstanding share of Series A Preferred Stock, the NAR has the right to elect the Series A Director. In addition, if there is any vacancy in the office of the Series A Director, then a director to hold office for the unexpired term of the Series A Director may be elected by the vote or written consent of the holder of the Series A Preferred Stock.

Directors

        Joe F. Hanauer has served as one of the Company's directors since November 1996, as vice chairman of our Board of Directors from November 2001 to January 2002, chairman of the Board since January 2002, and lead independent director since December 2004; he was the National Association of REALTORS® representative on the Board through November 2000. Since February 2013, Mr. Hanauer has been a director of HelpScore, Inc., operator of Porch.com. Since 1988, Mr. Hanauer, through Combined Investments, L.P., has directed investments in companies primarily involved in real estate and financial services. Mr. Hanauer is a former chairman and director of Grubb & Ellis Company, a former chairman and chief executive officer of Coldwell Banker Residential Group, Inc. and a member of the National Association of REALTORS®. Mr. Hanauer was a trustee of the Calamos Fund Complex, a fund complex of 19 portfolios, from 2001 to December 2009. Mr. Hanauer served as a director of MAF Bancorp Inc. from 1990 until its acquisition in August 2007. Mr. Hanauer serves as one of the Company's representatives on the Policy Advisory Board of the Joint Center for Housing Studies at Harvard University.

The Board of Directors believes Mr. Hanauer's expertise in the areas of real estate and financial services, his knowledge of the National Association of REALTORS®, his experience as chief executive officer of a public company, and his familiarity with Move's history and business give him the experience, qualifications and skills to serve as a director for the Company.

        Steven H. Berkowitz has served as the Chief Executive Officer of the Company since January 21, 2009, and has served on the Company's Board of Directors since June 2008. Mr. Berkowitz served as Senior Vice President of the Online Services Group at Microsoft Corporation, from May 2006 to August 2008. Prior to joining Microsoft in May 2006, Mr. Berkowitz served as chief executive officer and a director of Ask Jeeves, an online search engine, from January 2004 until August 2005, when the business was sold to IAC/InterActiveCorp. After acquisition by IAC/InterActiveCorp., Ask Jeeves was renamed IAC Search and Media, and Mr. Berkowitz served as its chief executive officer until May 2006. Mr. Berkowitz was president of the Web Properties Division of Ask Jeeves from May 2001 until December 2003. Mr. Berkowitz also serves on the board of directors of TheLadders.com, a private company.

The Board of Directors believes Mr. Berkowitz's executive level experience at Internet companies, including his experience as a chief executive officer at a public internet company, including his current role as Chief Executive Officer of the Company, gives him the experience, qualifications and skills to serve as a director for the Company.

        Jennifer Dulski has served as one of the Company's directors since October 5, 2012. Ms. Dulski has served as President and Chief Operating Officer of Change.org, Inc. since January 2013. Until January 2013, Ms. Dulski led the product management team for shopping and product ads at Google. She joined Google in 2011 when it acquired The Dealmap, a company Ms. Dulski co-founded and for which she served as Chief Executive Officer from 2007 until its acquisition. Prior to The Dealmap, Ms. Dulski served in multiple roles at Yahoo! from 1999 until 2007, with her last position as Group Vice President and General Manager of Local and Commerce. Ms. Dulski received an MBA from S.C. Johnson Graduate School of Management at Cornell University, and a Bachelor's degree in Psychology, also from Cornell University.

The Board of Directors believes Ms. Dulski's executive level experience at internet companies, including her executive level experience in marketing and product management roles for such companies, give her the experience, qualifications and skills to serve as a director for the Company.

        Kenneth K. Klein has served as one of the Company's directors since August 1998. He is President and Chief Executive Officer of a privately held group of companies involved in diversified residential and light commercial construction and land development, including Kleinco Properties, Inc., of which Mr. Klein has served as President and Chief Executive Officer since 1980. Mr. Klein was national vice president of the National Association of Home Builders during the calendar years 1999 and 2000. Mr. Klein is a trustee of the National Housing Endowment. Previously, Mr. Klein served on the Board of Directors of Habitat for Humanity International and was a past chairman of the Board of Directors of Habitat for Humanity International.

The Board of Directors believes Mr. Klein's experience as an executive at the National Association of Home Builders and his residential and commercial construction expertise give him the experience, qualifications and skills to serve as a director for the Company.

        V. Paul Unruh has served as one of the Company's directors since May 2003. For 25 years, Mr. Unruh worked at Bechtel, a privately held global engineering and construction services organization. Prior to his retirement in 2002, Mr. Unruh served as vice chairman of Bechtel Group, Inc. from January 2001 to December 2002 and president of Bechtel Enterprises, a development and financing subsidiary, from July 1997 to January 2001. During his 25-year tenure at Bechtel, Mr. Unruh held a number of management positions including Treasurer, Controller, and Chief Financial Officer. Mr. Unruh has also been a director of Symantec Corporation, a software company, since July 2005, and Heidrick & Struggles International, Inc., a

provider of senior-level executive search and leadership services, since July 2004. Mr. Unruh also serves as the chair of Symantec's Audit Committee. Mr. Unruh was a director of VERITAS Software Corporation, a software company, from 2003 until its acquisition by Symantec in July 2005. Mr. Unruh is a licensed CPA in California.

The Board of Directors believes Mr. Unruh's senior management financial expertise and his prior experience with capital markets give him the experience, qualifications and skills to serve as a director for the Company.

        Catherine B. Whatley has served as one of the Company's directors (as the National Association of REALTORS® representative) since June 2008. Ms. Whatley has also served as the NAR's representative on the board of directors of RealSelect, Inc., a wholly-owned subsidiary of the Company, since June 2008. Ms. Whatley currently serves on the Executive Committee and the board of directors of the NAR. She was the President of the NAR in 2003 and the Immediate Past President in 2004. Ms. Whatley has been president and owner of Buck & Buck, Inc. REALTORS® since 1986. Ms. Whatley served, until March 2010, as a member and vice chair of the board of directors of JEA, a municipally-owned utility authority, and she serves on several REALTORS® association nonprofit boards.

The Board of Directors believes Ms. Whatley's real estate-related experience and expertise and her prior experience as President of the National Association of REALTORS® give her the experience, qualifications and skills to serve as a director for the Company.

        Bruce G. Willison has served as one of the Company's directors since December 2002. Since June 2011, Mr. Willison has served as Dean Emeritus at the UCLA Anderson School of Management. In addition, from January 2006 to June 2011, Mr. Willison served as Professor of Management at the UCLA Anderson School of Management, and from 1999 to December 2005, served as Dean of the UCLA Anderson School of Management. These appointments followed a 26-year career in the banking industry, most recently as president and chief operating officer of H.F. Ahmanson & Co., the parent company of Home Savings of America. In addition, Mr. Willison has served as a director of Grandpoint Bank, a community bank headquartered in Los Angeles, since June 2011. Mr. Willison has also been a director of Health Net, Inc., an integrated managed care organization, since 2000, and a trustee of the SunAmerica Series Trust, a fund complex of 59 portfolios, since 2001. Mr. Willison was a director of IndyMac Bancorp. Inc., the parent company of IndyMac Bank, from July 2005 to July 2008.

The Board of Directors believes Mr. Willison's management expertise, his experience in the banking and financial industries, and his experience as a director of multiple public companies give him the experience, qualifications and skills to serve as a director for the Company.

Executive Officers (other than Mr. Berkowitz, described above)

        Rachel C. Glaser became the Company's Chief Financial Officer on January 4, 2012. Ms. Glaser previously served as the Chief Financial Officer and Chief Operating Officer of MyLife.com, Inc., an Internet-based people search business, from April 2008 to November 2011. She also served as a Senior Vice President and finance officer for the Operations Finance and Corporate Finance units of Yahoo! Inc. from May 2005 to April 2008. Ms. Glaser also served from 1986 to 2005 in a variety of capacities with The Walt Disney Company, including as Vice President — Operations and Business Planning for its Disney Consumer Products division from her appointment to that position in 2004 until April 2005. Ms. Glaser holds an M.B.A. degree in Finance from the University of Southern California, Los Angeles. In addition, Ms. Glaser has served on the board of directors of Sport Chalet, a public company, since August 2010.

        Errol G. Samuelson has served as Chief Strategy Officer of the Company since April 2013, and as President of realtor.com® since February 2007. From May 2009 until April 2013, he served as Chief Revenue Officer of the Company. He was hired as Senior Vice President of Operations of Top Producer in August 2003, and has served as President of Top Producer since October 2003. From January 2002 to

August 2003, Mr. Samuelson was an independent consultant and co-founder/principal of the consulting firm Pranix, Inc. From January 2001 to December 2001, Mr. Samuelson served as our Director of International Marketing and Vice President of Product Strategy.

        Frederick Scott Boecker became the Company's Chief Product Officer on September 28, 2009. Mr. Boecker served as Vice President — European Product Development at Ticketmaster from 2006 to 2009. From 2002 to 2006, Mr. Boecker served as Senior Director of Product Management for Ticketmaster's Consumer Applications division. Prior to joining Ticketmaster, Mr. Boecker served in senior management positions for KPE Digital Services, an Internet marketing services company, from April 2001 to November 2001 and for eToys, an online retailer of children's products, from March 1999 to March 2001.

        John M. Robison became the Company's Chief Technology Officer on February 13, 2012. Mr. Robison served as Vice President — DVD Product Development at Netflix, Inc. (June 2011 to January 2012) and in other senior management positions at Netflix, Inc.; such other positions included Vice President, IT-Operations (from March 2010 to June 2011), Director of Operations Support (from December 2009 to March 2010) and Director of Engineering (from April 2009 to November 2009). Prior to joining Netflix, Mr. Robison served as Chief Technology Officer at Graspr, a social networking business focused on instructional videos, from June 2008 to March 2009 and served as Senior Vice President — Product Development and Technology at SideStep, an Internet travel search company, from June 2006 to January 2008. Mr. Robison also served from November 1996 to May 2006 in a variety of capacities with Yahoo!, Inc., including as Vice President — Premium Services Infrastructure and Vice President — Engineering.

        James S. Caulfield has served as Executive Vice President, General Counsel and Secretary of the Company since October 2006. Mr. Caulfield has been a member of our legal department since February 2004 and has also served as our Senior Vice President, Deputy General Counsel and Assistant Secretary from March 2006 to October 2006. Prior to joining us, Mr. Caulfield was Vice President and General Counsel of Lincoln Financial Advisors Corporation, a financial planning firm, from March 2002 to February 2004.

 MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        Other than Mr. Berkowitz, due to his position as our Chief Executive Officer, and Ms. Whatley, as a member of the Board of Directors and Executive Committee of the NAR and the person currently elected to our Board by the NAR, the Board of Directors has determined that each member of the Board meets the requirements for being "independent" as defined by applicable law, SEC rules and regulations, and NASDAQ listing standards, each as they may be interpreted and amended from time to time.

        The Board of Directors held a total of eight meetings during the year ended December 31, 2012. Each director attended 75% or more of the aggregate meetings of the Board and of the Board committees on which they served during 2012.

        The Board has the following standing committees: an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended; a Management Development and Compensation Committee; and a Governance and Nominating Committee. Each of these committees has a written charter, and such charters, as well as our corporate governance guidelines and Code of Conduct and Business Ethics, can be found on our website at http://investor.move.com, by clicking on "Corporate Governance."

Audit Committee

        The Audit Committee's principal functions are to:

  •
  independently and objectively monitor the periodic reporting of our financial condition and results of operations, including risk-management oversight relating to such reporting;

  •
  monitor reviews of the adequacy of the accounting and financial reporting processes and systems of internal control conducted by our independent registered public accountants and financial and senior management, including risk-management oversight relating to those functions;

  •
  review and evaluate the independence and performance of our independent registered public accountants;

  •
  review and approve related party transactions and oversee risk management in such areas as the Company's related party transaction approval process and compliance with the Company's Code of Conduct and Business Ethics;

  •
  retain and manage the relationship with our independent registered public accountants;

  •
  facilitate communication among our independent registered public accountants, management and the Board of Directors;

  •
  oversee the Company's internal audit function; and

  •
  oversee the Company's legal and regulatory compliance.

        Our Audit Committee consists of Messrs. Klein, Willison and Unruh. Each of the members of the Audit Committee meets the standards of independence applicable to audit committee members under applicable SEC rules and NASDAQ listing standards. The Board has determined that Mr. Unruh meets the requirements of an "audit committee financial expert" as defined in SEC rules and regulations. The Audit Committee held nine meetings during 2012.

Management Development and Compensation Committee

        The Management Development and Compensation Committee's principal functions are to:

  •
  review the ongoing development of our leadership development programs, succession plan (including for the CEO), mission statement and operating values;

  •
  review and approve goals and objectives relevant to the chief executive officer's compensation, evaluate his performance in light of those goals and objectives, and set his compensation level (including, but not limited to, salary, long-term and short-term incentive plans, retirement plans, deferred compensation plans, equity award plans, and change in control or other severance plans, as the committee deems appropriate) based on this evaluation;

  •
  review and approve our overall compensation policies, including as they relate to the Board, our chief executive officer and other executive officers and our other officers and employees;

  •
  review and approve the compensation levels for executive officers (including, but not limited to, salary, long-term and short-term incentive plans, retirement plans, deferred compensation plans, equity award plans, and change in control or other severance plans, as the committee deems appropriate);

  •
  review the risks associated with the Company's compensation programs and ensure that such compensation programs reflect market standards and best practices; and

  •
  administer and make recommendations to the Board with respect to our incentive-compensation plans and equity-based compensation plans.

        Our Management Development and Compensation Committee consists of Messrs. Hanauer and Willison, and included Mr. Fred D. Anderson until his resignation from our Board effective April 6, 2012. Each of these directors is a nonemployee director within the meaning of Section 16 of the Securities Exchange Act, an outside director within the meaning of Section 162(m) of the Internal Revenue Code, and an independent director under applicable NASDAQ listing standards. The Management Development and Compensation Committee held eight meetings during 2012. The Management Development and Compensation Committee may delegate to the extent permitted by applicable law, SEC rules and NASDAQ listing standards, to one or more members of the committee or to an officer, the power to designate officers and employees of the Company and its subsidiaries who will receive awards, and the number and type of awards, under the Company's incentive compensation plans and equity-based incentive plans. See the "Compensation Discussion and Analysis" section of this proxy statement for further discussion of the committee's processes and procedures for the consideration and determination of executive compensation, including the role of executive officers and compensation consultants in determining or recommending the amount or form of executive compensation.

Governance and Nominating Committee

        The Governance and Nominating Committee's principal functions are to:

  •
  identify and make recommendations to the Board of Directors on individuals qualified to serve as our Board members;

  •
  review and re-evaluate our corporate governance guidelines;

  •
  review and recommend the re-nomination of incumbent directors;

  •
  review and recommend appointments to other committees;

  •
  maintain a process for stockholder communications with Board members;

  •
  lead the Board in its annual review of the Board's performance; and

  •
  perform other tasks, such as studying the size, committee structure and meeting frequency of the Board.

        Our Governance and Nominating Committee consists of Messrs. Hanauer and Klein and Ms. Dulski and included Mr. Roger B. McNamee until his resignation from our Board effective June 13, 2012. (Mr. Klein became a member of the committee in March 2012. Ms. Dulski became a member of the Committee in March 2013.) Each of these directors is an independent director under applicable NASDAQ listing standards. The committee held nine meetings during 2012.

        The Governance and Nominating Committee will consider all stockholder recommendations for candidates for the Board of Directors, which should be sent by stockholders to the Governance and Nominating Committee in the care of our Secretary, in accordance with the applicable timeliness and information requirements of our Bylaws, Delaware law, and the SEC rules. To facilitate consideration by the Governance and Nominating Committee, the recommendation should also be accompanied by a full statement of the qualifications of the recommended nominee and the consent of the recommending stockholder to be named in our proxy materials. In addition to considering candidates suggested by stockholders, the Governance and Nominating Committee considers potential candidates recommended by current directors, company officers, employees and others.

        Potential new directors are identified, screened, recommended and nominated by the Governance and Nominating Committee. The Governance and Nominating Committee screens all potential candidates in the same manner regardless of the source of the recommendation. Any vacancy on the Board will be filled by the affirmative vote of a majority of the Board members then in office, unless otherwise required by law or if the Board determines that the vacancy may be filled by the stockholders.

        The Governance and Nominating Committee has adopted the following criteria for the evaluation of director nominees:

  •
  the Board of Directors as a whole shall be appropriately diverse with members coming from targeted industries and a variety of career paths and skill sets, including experience in business and management, leadership and strategic planning and crisis response;

  •
  the Board seeks to attract members from several industries, including technology, the Internet, real estate, real estate finance or related activities, financial services, media, marketing, accounting and finance, education and other core industries related to Move;

  •
  that a preponderance of the Board's members will have occupied positions in senior management, including CEO positions, with companies engaged in the industries referenced above and that the related companies will have generated at least $250 million in revenues annually;

  •
  all Board members must be able to meet the time commitment of active Board responsibility, and no candidate will be nominated for director if the Board determines that such candidate serves on a number of other boards of directors, or has extensive other obligations, that prevent such candidate from meeting the time commitments required for service on our Board of Directors;

  •
  the Board seeks members representing a diversity of skill sets in order to both enable the Board to consider the variety of issues it expects to consider, as well as to offer management the kinds of resources they may need to operate more effectively; and

  •
  Board members are sought who possess personal integrity and high moral and ethical standards, and who can be expected to be committed to represent the long-term interests of stockholders.

        On March 21, 2012, the Governance and Nominating Committee recommended to the Board that the general policy of the Company that no director over the age of 75 shall be nominated for re-election be withdrawn; the Board withdrew such policy effective on such date.

        The Governance and Nominating Committee has a formal policy with regard to the consideration of diversity in identifying nominees for the Company's Board of Directors. That policy provides that the Governance and Nominating Committee, in nominating individuals for the Board, shall consider the extent to which nominees would contribute to the diversity of the Board of Directors as a whole. The Governance and Nominating Committee policy defines "diversity" as a variety of career paths, skill sets, professional experiences, educational experiences, industry backgrounds, viewpoints and other individual qualities and attributes, as well as differences in race and gender. The policy also provides that the Governance and Nominating Committee, in considering individuals for the Board, will seek to attract members from the following industries: technology; the Internet; real estate, real estate finance or related activities; financial services; media; marketing; accounting and finance; education; and other core industries related to the Company. The Governance and Nominating Committee plans to assess the effectiveness of the aforesaid policy by considering from time to time whether the Committee's work is meeting that policy.

Stockholder Communications

        The Board provides a process for stockholders to send communications to the entire Board or any of the directors individually. Stockholders may send written communications to the Board, or to any of the individual directors, in the care of our Secretary at the Company's address noted above. All communications will be compiled by the Secretary and are forwarded to the addressees or distributed at the next scheduled Board meeting.

        As provided in its Corporate Governance Guidelines, the Board encourages its members to attend our annual meeting of stockholders. Messrs. Hanauer, Klein, Berkowitz, Unruh and Willison, and Ms. Whatley, in addition to Mr. McNamee, who is no longer a member of the Board, attended our 2012 annual meeting. Ms. Dulski was not appointed to the Board until October 2012 and thus did not attend our 2012 annual meeting.

Corporate Governance Matters

  Leadership Structure

        According to the Company's Bylaws, the roles of Chief Executive Officer and Chairman of the Board are to be distinct and not held by the same person. The Board believes such separation of roles is at present in the best interests of the Company. This structure helps ensure a greater role for the independent directors in the oversight of the Company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the Board. This structure also helps the Chief Executive Officer focus on the management of the Company's day-to-day operations.

  Risk Oversight

        Companies face a variety of risks, including credit risk, liquidity risk, and operational risk. The Board of Directors believes an effective risk management system will (1) timely identify the material risks that the Company faces, (2) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant committee of the Board, (3) implement appropriate and responsive risk management strategies consistent with Company's risk profile, and (4) integrate risk management into the Company's decision making.

        Although the full Board and all committees each considers risk management as part of its respective functions, our Board of Directors has designated the fully independent Audit Committee to take the lead in overseeing risk management in several areas important to the Company, such as financial controls, business transactions and integrity. The Company believes its leadership structure fosters an atmosphere of significant involvement in the oversight of risk at the Board of Directors level while benefiting from the independence of the Audit Committee. The Audit Committee receives input from management and advisors and makes periodic reports to the full Board based on briefings provided by management and advisors in these areas, as well as the Committee's own analysis and conclusions regarding the adequacy of the Company's related processes. Accordingly, the Audit Committee will also, when necessary, consider risk-related matters without the presence of the Chairman or management (including, without limitation, the Chief Executive Officer). The Board of Directors, and its other committees, also incorporate risk-management oversight into their respective functions. In addition, the Board encourages management to promote a corporate culture that incorporates risk management into the Company's strategies and day-to-day business operations.

Director Compensation

  Cash Compensation Structure in 2012

        Prior to June 13, 2012, nonemployee directors (other than any director who is entitled to a seat on our Board on a contractual basis, or who has agreed to waive Board-related compensation) received an annual retainer of $25,000 in cash, which was paid in quarterly installments. In addition, prior to June 13, 2012, each committee chair received an additional annual retainer of $5,000 in cash, except the chair of the Audit Committee, who received $10,000. Prior to June 13, 2012, each nonemployee director (other than any director who is entitled to a seat on our Board on a contractual basis, or who has agreed to waive Board-related compensation) also received $1,500 in cash for each Board meeting that such director attended in person ($1,000 if the meeting was a telephonic meeting, or if the Board member telephonically attended a meeting that was not arranged as a telephonic meeting) and that required a significant commitment of time. Prior to June 13, 2012, each member of the Board's Audit Committee received $2,000 for attending an Audit Committee meeting ($1,500 if the meeting was a telephonic meeting, or if the committee member telephonically attended a meeting not arranged as a telephonic meeting) that required a significant commitment of time. Each member of any other committees of the Board received $1,500 for each committee meeting attended ($1,000 if the meeting was a telephonic meeting, or if the committee member telephonically attended a meeting not arranged as a telephonic meeting) that required a significant commitment of time. Mr. Hanauer, in his capacity as chairman of our Board, also received an additional annual retainer of $70,000 in cash, paid in quarterly installments.

        On June 13, 2012, the Board of Directors adopted resolutions modifying the Company's policies regarding Board-related compensation. Pursuant to such resolutions: (1) nonemployee directors no longer receive cash compensation for each meeting attended; (2) each nonemployee director (other than any director who is entitled to a seat on our Board on a contractual basis, or who has agreed to waive Board-related compensation) receives an annual retainer of $30,000 in cash, which is paid in equal quarterly installments; (3) Mr. Hanauer, in his capacity as chairman of our Board, receives an additional annual cash retainer of $65,000, which is paid in equal quarterly installments; (4) the chair of the Audit Committee receives an additional annual cash retainer of $15,000, which is paid in equal quarterly installments; (5) the chair of the Management Development and Compensation Committee receives an additional annual cash retainer of $10,000, which is paid in equal quarterly installments; (6) the chair of the Governance and Nominating Committee receives an additional annual cash retainer of $6,000; (7) each member of the Audit Committee other than the chair receives an additional annual cash retainer of $7,500, which is paid in equal quarterly installments; (8) each member of the Management Development and Compensation Committee other than the chair receives an additional annual cash retainer of $5,000, which is paid in equal quarterly installments; and (9) each member of the Governance and Nominating Committee other than the chair receives an additional annual cash retainer of $3,000, which is paid in equal quarterly installments, with all such amounts being prorated for any partial year, including 2012, due to the fact that such resolutions were adopted during the 2012 year. Pursuant to the resolutions adopted by the Board of Directors on June 13, 2012, directors also receive an annual restricted stock award, which is discussed below under "Director Compensation in 2012."

        Prior to the adoption of such resolutions by the Board of Directors, the Management Development and Compensation Committee retained a compensation consultant, Radford, an Aon Hewitt company ("Radford"), to review the Company's compensation practices with respect to the Board of Directors, including a comparison against a peer group of companies. The Board of Directors adopted such resolutions after considering the results of such review.

  Director Equity Compensation in 2012

        In June 2012, each nonemployee director (other than any director who was entitled to a seat on our Board on a contractual basis, who has agreed to waive Board-related compensation, or who was newly appointed to the Board in 2012) was granted a restricted stock award ("RSA") of 10,453 shares of our common stock. The grants were made pursuant to our 2011 Incentive Plan. Mr. Hanauer, in his capacity as chairman of our Board, was granted an additional RSA of 10,453 shares, issued under our 2011 Incentive Plan. Each RSA will vest three years after the grant date, provided, however, that: (i) all such RSA shares will immediately vest if the director is not nominated for re-election, is nominated for re-election but is not elected, or must resign due to health reasons, or upon such director's death; (ii) a pro rata portion of such RSA shares will immediately vest upon the director's resignation or removal due to business conflicts with the Company; and (iii) a director's entitlement to all unvested RSA shares will terminate immediately upon the director's resignation or removal for other reasons. Mr. Berkowitz, who is both an employee and a director of the Company, does not receive any compensation for his services as a director.

        Ms. Dulski joined our Board on October 5, 2012. At such time, she was granted 21,126 RSA shares. This grant was made under our 2011 Incentive Plan. One-third of such RSA shares will vest on the one-year anniversary of the grant date; one-third of such RSA shares will vest on June 13, 2014; and the remaining one-third of such RSA shares will vest on June 13, 2015, provided, however, that: (i) all such RSA shares will immediately vest if Ms. Dulski is not nominated for re-election, is nominated for re-election but is not elected, or must resign due to health reasons, or upon such director's death; (ii) a pro rata portion of such RSA shares will immediately vest upon Ms. Dulski's resignation or removal due to business conflicts with the Company; and (iii) Ms. Dulski's entitlement to all unvested RSA shares will terminate immediately upon the director's resignation or removal for other reasons.

        The following table summarizes the cash and other compensation paid by the Company in 2012 to the members of our Board of Directors for all services rendered in all capacities, other than to Mr. Berkowitz, our Chief Executive Officer, whose compensation is disclosed in the "Summary Compensation Table" later in this proxy statement.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Joe F. Hanauer	118,000	180,001	298,001
Fred D. Anderson(3)	—	—	—
Jennifer Dulski	7,500	179,994	187,494
Kenneth K. Klein	57,000	90,000	147,000
Roger B. McNamee(3)	—	—	—
V. Paul Unruh	44,750	90,000	134,750
Catherine B. Whatley(3)	—	—	—
Bruce G. Willison	60,250	90,000	150,250

(1)
Consists of the following amounts (which are described in the narrative preceding the table):

Director	Annual Retainer ($)	Committee Retainer ($)	Meeting Fees ($)
Hanauer (chair of the Board of Directors and of the Governance and Nominating Committee)	95,000	8,000	15,000
Anderson	—	—	—
Dulski	7,500	—	—
Klein (chair of the Audit Committee)	27,500	14,000	15,500
McNamee	—	—	—
Unruh	27,500	3,750	13,500
Whatley	—	—	—
Willison (chair of the Management Development and Compensation Committee)	27,500	11,250	21,500
(2)
Reflects the fair value of such stock awards as of the applicable grant date, computed in accordance with Financial Accounting Standards Board's Accounting Standards Codification Topic 718 ("FASB ASC Topic 718"). The grant date fair value of the stock award is based on the fair market value of the underlying shares on the grant date.

        The following table shows, by grant date, the RSA shares granted to each director during 2012 (excluding Mr. Berkowitz, whose grants are disclosed in the "Grants of Plan-Based Awards for Fiscal Year 2012" table in this proxy statement):

Name	Grant Date	Number of Shares (#)	Grant Date Fair Value of Restricted Stock Award ($)
Hanauer	06/13/2012	20,906	180,001
Anderson	—	—	—
Dulski	10/05/2012	21,126	179,994
Klein	06/13/2012	10,453	90,000
McNamee	—	—	—
Unruh	06/13/2012	10,453	90,000
Whatley	—	—	—
Willison	06/13/2012	10,453	90,000

        The aggregate numbers of stock options and RSA shares held by each director as of December 31, 2012, are reflected in the following table (excluding Mr. Berkowitz, whose stock options, restricted stock units, and RSA shares held are disclosed in the "Outstanding Equity Awards at 2012 Fiscal Year End" table in this proxy statement):

Director	Stock Options	Restricted Stock
Hanauer	—	45,589
Anderson	—	—
Dulski	—	21,126
Klein	—	22,795
McNamee	—	—
Unruh	10,000	22,795
Whatley	—	—
Willison	3,750	22,795
(3)
Messrs. Anderson and McNamee and Ms. Whatley were not paid compensation for their services as directors of the Company in 2012 because, in the case of Mr. Anderson and Ms. Whatley, they were entitled to a seat on our Board on a contractual basis and, in the case of Mr. McNamee, a Managing Partner of Elevation Partners, L.P., based on his agreement to waive Board-related compensation. Mr. Fred D. Anderson, formerly Elevation Partners, L.P.'s representative on our Board, resigned as a director of the Company, including any committees of the Board, effective April 6, 2012. Mr. Roger B. McNamee, a Managing Partner of Elevation Partners, L.P., did not stand for re-election to our Board at the Company's 2012 annual meeting.

Share Ownership Guidelines for Directors

        Prior to March 20, 2013, our Board of Directors, as recommended by the Management Development and Compensation Committee, required that each nonemployee director (other than any director who is entitled to a seat on our Board on a contractual basis, or who has agreed to waive Board-related compensation) hold at least 12,500 shares of the Company's stock. The requirement was initially that each such nonemployee director hold at least 50,000 shares of the Company's stock but became 12,500 following the Company's 1-for-4 reverse stock split in 2011. For 2012, each of our directors to whom this requirement applied was in compliance with this requirement, with the exception of Ms. Dulski, who did not become a director until October 2012. On March 20, 2013, our Board of Directors, as recommended by the Management Development and Compensation Committee, adopted resolutions that replaced the foregoing stock ownership guidelines with a requirement that each nonemployee director (other than any director who is entitled to a seat on our Board on a contractual basis, or who has agreed to waive Board-related compensation) hold at least a number of shares of the Company's stock equal in value to four times the annual cash retainer paid to nonemployee members of the Board of Directors (the "Director Stock Ownership Minimum"). Each such nonemployee director is expected to reach the Director Stock Ownership Minimum within four years after the later of March 20, 2013, or the date on which he or she becomes a nonemployee director. In addition, in the event of any increase in the annual cash retainer paid to such nonemployee members of the Board of Directors, each such nonemployee director will have four years after the date of any such increase within which to acquire any additional shares needed to meet the Director Stock Ownership Minimum. Any nonemployee director who has not reached the Director Stock Ownership Minimum by the date described above must hold and retain, until he or she meets such Director Stock Ownership Minimum, at least fifty percent (50%) of the shares remaining from the exercise of any stock option or the vesting of any restricted stock award (net of any such shares applied to satisfy tax obligations arising from such exercise or vesting).

 SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information relating to beneficial ownership of our voting securities as of April 1, 2013, by:

  •
  each stockholder known by us to be the beneficial owner of 5% or more of any class of our voting securities;

  •
  each of our directors;

  •
  each of the Named Executive Officers listed in the "Summary Compensation Table" in this proxy statement; and

  •
  all of our directors and executive officers as a group (12 persons).

        Unless otherwise noted, the address for each stockholder listed is c/o Move, Inc., 10 Almaden Boulevard, Suite 800, San Jose, California 95113.

	Shares of Common Stock Beneficially Owned			Shares of Series A Preferred Stock(1) Beneficially Owned
Name of Beneficial Owner	Number		Percent	Number		Percent
Park West Asset Management LLC 900 Larkspur Landing Circle, Suite 165 Larkspur, CA 94939	3,880,802	(2)	9.74%	—		—
The D3 Family Funds 19605 NE 8th Street Camas, WA 98607	3,429,191	(3)	8.61%	—		—
Freshford Capital Management, LLC 800 Westchester Ave. Suite N-617 Rye Brook, NY 10573	3,174,314	(4)	7.97%	—		—
BlackRock, Inc. 40 East 52nd Street New York, NY 10022	2,462,324	(5)	6.18%	—		—
Polar Securities, Inc. 401 Bay Street, Suite 1900 P.O. Box 19 Toronto, Ontario M5H 244 Canada	2,390,432	(6)	6.00%	—		—
Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	2,037,967	(7)	5.11%	—		—
Steven H. Berkowitz	1,311,068	(8)	3.21%	—		—
National Association of REALTORS® 430 North Michigan Ave. Chicago, IL 60611	908,832		2.28%	1		100%
Errol Samuelson	537,517	(9)	1.33%	—		—
James S. Caulfield	320,092	(10)	*	—		—
Joe F. Hanauer	296,351	(11)	*	—		—
Rachel C. Glaser	119,374	(12)	*	—		—
John M. Robison	85,070	(13)	*	—		—
Bruce G. Willison	78,671	(14)	*	—		—
V. Paul Unruh	71,171	(15)	*	—		—
Kenneth K. Klein	45,274	(16)	*	—		—
Jennifer Dulski	21,126	(17)	*	—		—
Catherine B. Whatley	—	(18)	*	—	(18)	—
All of our directors and executive officers as of the date of this proxy statement, plus certain others, as a group (12 persons)	3,079,166	(19)	7.36%	—		—

        As of April 1, 2013, a total of 39,847,697 shares of common stock were issued and outstanding.

*
Represents beneficial ownership of less than 1%.

(1)
We have issued one share of Series A Preferred Stock, which is held by the National Association of REALTORS®. Although the Series A preferred stockholder is generally not entitled to notice of any stockholders' meetings or to vote on any matters with respect to any question upon which holders of our common stock or of any other series of our preferred stock have the right to vote, except as may be required by law (in which case, the Series A Preferred Stock would have one vote per share and would vote together with the common stock as a single class), the holder of Series A Preferred Stock is entitled to elect one member of our Board of Directors.

(2)
Park West Asset Management LLC. The information shown is as of December 31, 2012, and is based upon information disclosed by Park West Asset Management, LLC; Park West Investors Master Fund, Limited; and Peter S. Park in an amendment to a Schedule 13G filed with the SEC on February 14, 2013. Such persons reported that each of Park West Asset Management, LLC and Peter S. Park have sole power to vote or direct the voting of, and dispose or direct the disposition of, 3,880,802 shares of our common stock and that Park West Investors Master Fund, Limited has sole power to vote or direct the voting of, and dispose or direct the disposition of, 3,228,767 shares of our common stock.

(3)
The D3 Family Funds. The information shown is as of November 28, 2012, and is based upon information disclosed by D3 Family Fund, L.P.; D3 Family Bulldog Fund, L.P.; D3 Family Canadian Fund, L.P.; DIII Offshore Fund, L.P.; Nierenberg Investment Management Company, Inc.; Nierenberg Investment Management Offshore, Inc.; and David Nierenberg in an amendment to a Schedule 13D filed with the SEC on November 29, 2012. Such persons reported that the D3 Family Fund, L.P. has shared power to dispose or to direct the disposition of and shared power to vote or direct the voting of 861,047 shares of our common stock; and that D3 Family Bulldog Fund, L.P. has shared power to dispose or to direct the disposition of and shared power to vote or direct the voting of 1,607,439 shares of our common stock; and that D3 Family Canadian Fund, L.P. has shared power to dispose or to direct the disposition of and shared power to vote or direct the voting of 397,892 shares of our common stock; and that DIII Offshore Fund, L.P. has shared power to dispose or to direct the disposition of and shared power to vote or direct the voting of 562,813 shares of our common stock; and that Nierenberg Investment Management Company, Inc. has shared power to dispose or to direct the disposition of and shared power to vote or direct the voting of 3,429,191 shares of our common stock; and that Nierenberg Investment Management Offshore, Inc. has shared power to dispose or to direct the disposition of and shared power to vote or direct the voting of 562,813 shares of our common stock; and that David Nierenberg has shared power to dispose or to direct the disposition of and shared power to vote or direct the voting of 3,429,191 shares of our common stock.

(4)
Freshford Capital Management, LLC. The information shown is as of December 31, 2012, and is based upon information disclosed in Freshford Capital Management, LLC; Freshford GP, LLC; and Freshford Partners, LP in an amendment to a Schedule 13G filed with the SEC on February 13, 2013. Such persons reported that Freshford Capital Management, LLC has sole power to dispose or to direct the disposition of and sole power to vote or direct the voting of 991,653 shares of our common stock and shared power to dispose or to direct the disposition of and shared power to vote or direct the voting of 2,182,661 shares of our common stock; and that Freshford GP, LLC and Freshford Partners, LP have shared power to dispose or direct the disposition of and shared power to vote or direct the voting of 2,182,661 shares of our common stock.

(5)
BlackRock, Inc. The information shown is as of December 31, 2012, and is based upon information reported by BlackRock, Inc. in an amendment to a Schedule 13G filed with the SEC on February 5, 2013, including that BlackRock, Inc. has sole power to dispose of, or direct the disposition of, and sole power to vote, or direct the voting of, 2,462,324 shares of our common stock. The shares listed in the table are beneficially owned by the following subsidiaries of BlackRock, Inc.; BlackRock Japan Co. Ltd.; BlackRock Institutional Trust Company, N.A.; BlackRock Fund Advisors; BlackRock Asset Management Canada Ltd; Blackrock Asset Management Australia Ltd; BlackRock Advisors, LLC; BlackRock Investment Management, LLC; BlackRock Advisors (UK) Ltd; and BlackRock International Ltd.

(6)
Polar Securities, Inc. The information shown is as of December 31, 2012, and is based upon information disclosed by: Polar Securities Inc.; Altairis Offshore; and Altairis Offshore Levered, all in an amendment to a Schedule 13G filed with the SEC on February 14, 2013. Such persons reported that Polar Securities Inc. has shared power to dispose or to direct the disposition of, and shared power to vote or direct the voting of, 2,390,432 shares of our common stock, and that Altairis Offshore has shared power to dispose or to direct the disposition of, and shared power to vote or direct the voting of, 334,407 shares of our common stock, and that Altairis Offshore Levered has shared power to dispose or to direct the disposition of, and shared power to vote or direct the voting of, 2,056,025 shares of our common stock.

(7)
Vanguard Group, Inc. The information shown is as of December 31, 2012, and is based upon information disclosed by Vanguard Group, Inc. in an amendment to a Schedule 13G filed with the SEC on February 12, 2013. The Schedule 13G reported: that the Vanguard Group, Inc. has sole power to vote or direct the voting of 47,457 shares of our common stock, and sole power to dispose or direct the disposition of 1,993,660 shares of our common stock; and that Vanguard Group, Inc. and Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of Vanguard Group, Inc., have shared power to dispose or direct the disposition of 44,307 shares of our common stock.

(8)
Mr. Berkowitz. Includes 67,500 RSA shares that are subject to vesting and nontransferable as of April 1, 2013. Also includes 950,780 shares issuable upon the exercise of options that will vest and become exercisable as of May 31, 2013.

(9)
Mr. Samuelson. Includes 18,750 RSA shares that are subject to vesting and nontransferable as of April 1, 2013. Also includes 518,345 shares issuable upon the exercise of options that will vest and become exercisable as of May 31, 2013. Also includes 422 shares otherwise owned by Mr. Samuelson.

(10)
Mr. Caulfield. Includes 18,750 RSA shares that are subject to vesting and nontransferable as of April 1, 2013. Also includes 297,812 shares issuable upon the exercise of options that will vest and become exercisable as of May 31, 2013.

(11)
Mr. Hanauer. Includes 45,589 RSA shares that are subject to vesting and nontransferable as of April 1, 2013. Also includes 101,587 shares held by Ingleside Interests, L.P. Mr. Hanauer is a general partner of this entity. Mr. Hanauer disclaims beneficial ownership of these shares except to the extent of his pecuniary interest in this entity.

(12)
Ms. Glaser. Includes 75,000 RSA shares that are subject to vesting and nontransferable as of April 1, 2013. Also includes 44,374 shares issuable upon the exercise of options that will vest and become exercisable as of May 31, 2013.

(13)
Mr. Robison. Includes 81,874 shares issuable upon the exercise of options that will vest and become exercisable as of May 31, 2013.

(14)
Mr. Willison. Includes 22,795 RSA shares that are subject to vesting and nontransferable as of April 1, 2013.

(15)
Mr. Unruh. Includes 22,795 RSA shares that are subject to vesting and nontransferable as of April 1, 2013.

(16)
Mr. Klein. Includes 22,795 RSA shares that are subject to vesting and nontransferable as of April 1, 2013.

(17)
Ms. Dulski. Includes 21,126 RSA shares that are subject to vesting and nontransferable as of April 1, 2013.

(18)
Ms. Whatley. Ms. Whatley currently serves as a director of the NAR but disclaims beneficial ownership of the Series A Preferred Stock and all such common stock as she does not possess the voting or investment power regarding such stock. The NAR owns the sole outstanding share of our Series A Preferred Stock, in addition to the shares of common stock indicated further above in this table.

(19)
Directors and Executive Officers as a Group. Includes the holdings of 12 individuals. Includes the holdings as of April 1, 2013 of our directors and executive officers as of the date of this Proxy Statement and reflected individually in the "Security Ownership of Certain Beneficial Owners and Management" table: Messrs. Berkowitz, Samuelson, Caulfield, Robison, Hanauer, Willison, Unruh, and Klein; and Mses. Glaser, Dulski, and Whatley. This total also includes the following holdings of Mr. Boecker, as an executive officer of the Company who is not a Named Executive Officer: beneficial ownership by Mr. Boecker as of April 1, 2013, of 193,452 shares of our common stock (consisting of 93,750 RSA shares that are subject to vesting and non-transferable as of April 1, 2013, and 99,702 shares issuable upon the exercise of options that will vest and become exercisable as of May 31, 2013). This total does not include any holdings of Messrs. Anderson or McNamee, who were not directors of the Company as of the date of this Proxy Statement.

 COMPENSATION DISCUSSION AND ANALYSIS

        In the paragraphs that follow, we will give an overview and analysis of our compensation program and policies and the material compensation decisions we have made, and the factors considered with respect to those decisions, under those programs and policies with respect to the following individuals, referred to herein as our "Named Executive Officers:"

  •
  Steven H. Berkowitz, our Chief Executive Officer;

  •
  Rachel Glaser, our Chief Financial Officer;

  •
  Errol Samuelson, our Chief Strategy Officer and President — realtor.com®;

  •
  James S. Caulfield, our Executive Vice President, General Counsel and Secretary; and

  •
  John Robison, our Chief Technology Officer.

Compensation Policy Overview

        The Company's Management Development and Compensation Committee (the "Committee") of the Board of Directors acts on behalf of the Board to discharge the Board's responsibilities relating to compensation of the Company's executive officers and directors. The Committee reviews and sets base salary levels, target incentive bonuses, and other elements of compensation each year for the Chief Executive Officer ("CEO") and other executive officers of the Company. The Committee also administers the Company's incentive and equity plans for all employees. In administering these plans and reviewing and setting the total compensation packages for Company's executive officers, the Committee looks to several performance factors and objectives, which are described below. Generally, these same factors are used in determining the compensation for employees throughout the Company.

Consideration of Last Year's Stockholder Advisory Vote on Executive Compensation

        The Company considered the results of the management "Say on Pay" proposal presented to the stockholders for approval at our 2012 Annual Meeting, where over 76% of the stockholders who voted cast their shares to approve the compensation paid to the Company's Named Executive Officers. In light of the positive support the proposal received from the stockholders, the Company's compensation policies and decisions, explained in detail in this Compensation Discussion and Analysis section of this Proxy Statement ("CD&A"), continue to be focused on corporate and individual performance, and on objectives such as alignment of executive and stockholder interests, retention, motivation and reward, all to drive stockholder value. The Company has indicated that it will provide an advisory vote on executive compensation on an annual basis.

Compensation Objectives

        The Committee's overall philosophy and objective in compensating executive officers is to attract, motivate, reward and retain key executives and employees who are critical to the success of the Company. We believe this objective can be achieved through a compensation program that is based on corporate and individual performance and directly tied to increases in stockholder value, provides a total compensation package that is competitive and enables the Company to attract, motivate, reward and retain key executives and employees. In furtherance of this objective, our program is designed to "pay for performance," align the interests of our executive officers with those of our stockholders and retain the services of executives upon whose special effort the successful operation of the Company is largely dependent. Compensation paid to our executive officers reflects the level of job responsibility, as well as individual and Company performance. As employees progress to higher levels in the Company, we believe that an increasing proportion of their pay should be linked to Company performance and stockholder returns since they are more able to affect the Company's results. Because the Named Executive Officers have the ability to make the most significant impact on stockholder value, a substantial amount of their compensation is related to Company performance.

  Pay for Performance

        The Committee believes compensation should incentivize and reward performance. Accordingly, the Committee designs our compensation programs to provide increased compensation for outstanding individual and Company performance. Likewise, where individual and/or Company performance falls short of expectations, the programs provide lower compensation. However, the objectives of pay-for-performance and retention must be balanced such that in periods of temporary downturns in Company performance, the programs will continue to ensure that successful high-achieving employees at all levels of the Company will remain motivated and committed to the Company.

        Key compensation elements the Committee considers and that are tied to both the Named Executive Officer's performance and the Company's performance include:

  •
  a base salary that may be increased based on a review of the executive's performance in his or her specific role with the Company, including within the context of Company growth or other performance;

  •
  an annual cash incentive bonus that is based on an assessment of the executive's performance against pre-determined quantitative and qualitative measures, within the context of the Company's overall performance;

  •
  equity incentive compensation in the form of stock options, the value of which is determined by Company performance and the improvement in the Company's stock price (resulting in an alignment of interests such that value arises only when the stockholders also gain value), and which options are subject to vesting based on continued employment with the Company; and

  •
  equity incentive compensation in the form of time-based RSUs (defined below) or RSAs, the value of which is determined by Company performance and the Company's stock price (resulting in an alignment of interests such that value increases as the stockholders also gain value), and which are subject to vesting based on continued employment with the Company over a specified vesting schedule.

        Base salary and cash incentive bonuses are designed to reward annual achievements and reflect the Named Executive Officer's contribution to Company performance, level of responsibility, experience and effectiveness. Equity compensation is designed to retain and motivate executives to achieve greater long-term results.

        As used in this proxy statement, an "RSU" refers to a restricted stock unit — meaning the right to receive shares of our common stock in the future. RSUs may be subject only to the continued employment of the grantee over a specified vesting schedule ("time-based RSUs"). RSUs may be subject to specified performance goals being met, commonly for a particular performance period specified for the award ("performance-based RSUs"). Regardless of particular restrictions, RSUs are subject to risk of forfeiture if the restrictions are not met or satisfied.

  Alignment with Stockholder Interests

        The Committee seeks to align the interests of our Named Executive Officers with those of our stockholders by evaluating executive performance on the basis of key financial measurements that it believes will closely correlate over time with long-term stockholder value. The primary compensation element used to align the Named Executive Officer's interests with those of our stockholders is equity incentive compensation in the form of stock options, performance-based RSUs, time-based RSUs and RSAs. The Company's equity ownership policies and equity holding requirements also further this objective, and are discussed below under "Share Ownership Guidelines for Named Executive Officers."

  Retention of Key Employees

        Compensation should foster long-term employee commitment to the Company's sustained success. Although many Company employees receive a mix of both annual and long-term incentives, employees at higher levels have a greater proportion of their compensation tied to longer-term performance because they are in a position to have a more substantial influence on long-term results. Key elements of compensation the Committee considers that may be tied to the retention of our Named Executive Officers include:

  •
  extended vesting terms for equity incentive compensation, such as stock options, RSAs and time-based RSUs; and

  •
  performance-based RSUs that result in issued shares only to the extent certain performance targets are met and that vest only if the executive remains employed with the Company during the applicable performance period.

  Additional Compensation Considerations

        Our compensation philosophy for all employees also applies to our Named Executive Officers, and includes the following considerations:

  •
  Compensation should reflect the value of the job in the marketplace.  To attract and retain a highly skilled work force, we must remain competitive with the pay of other employers who compete with us for talent.

  •
  Compensation policies should be clear to employees.  In order for compensation to be an effective motivator, employees should understand how their efforts and Company performance can affect their pay.

  •
  Compensation and benefit programs should be fair and equitable.  Although programs and individual pay levels will by their nature reflect differences in job responsibilities, the given market or geographic region, and related considerations, the overall structure of compensation and benefit programs should be broadly similar across the organization. Perquisites for executives should be rare and limited to those that are important to the executive's ability to effectively carry out his or her responsibilities.

The Committee's Processes

        The Committee utilizes a number of processes to ensure the Company's executive compensation program achieves its objectives. Among them are:

  Establishing and Assessing Company Performance

        The Committee reviews prior Company financial performance to assist in establishing the total compensation ranges at the outset of the year, as well as to determine cash incentive awards at the end of the year. The Committee annually makes the determination as to which financial measure or measures to use from the following group: revenue and/or revenue growth; Adjusted EBITDA (defined for this purpose as earnings before interest, taxes, depreciation, amortization and incentive bonuses, and certain other noncash and nonrecurring items, principally impairment charges, restructuring charges, litigation settlement charges, and stock-based compensation charges); net income and/or growth; earnings per share; operating cash flow; return on income; return on equity; and overall economic performance and growth in the industry. In 2012, the Committee used revenue and Adjusted EBITDA to measure overall corporate financial results, adjudging them appropriate measures for such purposes and as appropriately reflecting overall Company financial goals and performance.

        As more fully described below, in reviewing the applicable financial measures each year, the Committee generally relies upon a pre-determined formula with respect to the basis for payments under the cash incentive bonus plans, but uses discretion to make adjustments and may take into account other factors such as short-term changes in the business or economic environment, and individual officer contributions and performance. The formula allocates a certain percentage of the potential incentive bonus to the Company performance elements, as well as a percentage to the individual performance elements. The Committee establishes the weighting of the elements based upon considerations such as the person's position and ability to influence overall Company performance.

        In order to establish the specific Company financial targets on which the potential incentive bonuses are based, the executives present a proposed Company financial plan to the Committee. The Committee reviews the proposed plan to evaluate, with respect to such Company financial targets, the adequacy of the financial targets and whether they present an appropriate challenge, without unnecessary risk, in light of the given economic and industry environment and the Company's relative strategic position. The Committee then provides its modifications to management before approving the Company financial targets on which the potential incentive bonuses are based.

  Establishing and Assessing Individual Performance

        Individual performance has a strong impact on the compensation of the Named Executive Officers. With respect to the CEO, the Committee meets with the CEO in executive session annually at the beginning of the year to agree upon the CEO's performance objectives (both individual and Company goals). At the end of the year, the Committee meets in executive session to conduct a performance review of the CEO, based on achievement of the agreed-upon objectives for the year, including the CEO's self-evaluation, and a summary of the evaluations made by the other members of the Board of Directors. The assessment of the CEO is conducted by the entire Board and communicated to the CEO.

        For the other Named Executive Officers, the Committee receives a performance assessment and compensation recommendation from the CEO, and also exercises its judgment based on its and the Board's interactions with the executive officers over the course of the year. As with the CEO, the performance evaluation of these executives is based on achievement of pre-determined Company and individual objectives based on a percentage formula allocating potential incentive bonus amounts to Company financial targets and individual performance objectives. At the beginning of the year, the CEO solicits proposed individual performance objectives from each of the Named Executive Officers and then reviews these objectives to insure they are appropriate for the officer and the Company, providing modifications or additional objectives as the CEO believes necessary prior to sending to the Committee to review. The Committee evaluates the proposed objectives, providing its own modifications and additions in order to confirm that each executive is setting suitable objectives. With respect to these individual objectives, the Committee focuses on establishing personal criteria that are specific, challenging but achievable, and further the development of the individual as an executive, as well as the Company's business plan. At the end of the year, each executive provides a performance self-evaluation measured against the executive's pre-specified objectives. The CEO reviews each executive's performance and may modify the executive's own assessment as the CEO believes appropriate for presentation to the Committee. The CEO provides his or her assessment of performance to the Committee along with the corresponding recommended incentive bonus amount based on the pre-established potential percentage and the extent to which such executive has or has not met the delineated objectives. The Committee then provides its own performance evaluation of the Named Executive Officers to determine their total compensation and may make adjustments in its discretion taking into account individual officer contributions and performance. The full Board does not play a role in determining the compensation for the Named Executive Officers, with the exception of the Chief Financial Officer ("CFO"), for which the Audit Committee chairperson is consulted since the CFO's individual performance objectives consistently include support of the Audit Committee's activities throughout the year, and the CEO, as described above.

  Market Data

        The Committee considers competitive market compensation paid by other companies within the Company's peer group, but does not attempt to maintain a target percentile within a peer group or otherwise rely on that data to determine executive compensation. In 2011, the Committee retained a compensation consultant, Radford, an Aon Hewitt company ("Radford"), to review our compensation practices with respect to equity compensation, including a comparison against a peer group of companies (the "Radford 2011 Study"). Radford used a peer group it had identified in analysis it performed in 2010. The peer group selected consisted of nineteen companies in related industries reflective of our business model and competitive talent market, with revenues of approximately $90 million to $990 million. The following companies comprised the full peer group:

        1-800-Flowers.com; Alloy; Ancestry.com; Co-Star Group; Ehealth; InfoSpace; Internet Brands; Martha Stewart Living Omnimedia; PRIMEDIA; QuinStreet; SAVVIS; Shutterfly; TechTarget; The Knot; Tree.com (formerly Lending Tree); U.S. Auto Parts Network; United Online; ValueClick; and ValueVision Media.

        Radford analyzed published surveys and publicly available data to review the executive equity compensation programs of these companies in comparison with the Company's then-current practices in order to make equity compensation recommendations to the Committee. As described below, the Committee made use of this Radford 2011 Study in connection with the granting of time-vested stock options, time-based RSUs, and RSAs in 2012 to our Named Executive Officers.

  Role of Compensation Consultant

        Periodically, the Committee may utilize an outside compensation consultant to assist in reviewing and establishing compensation programs for the Named Executive Officers. In the past the Committee has retained compensation consultants such as Radford to perform analysis and provide recommendations relating to compensation in areas such as salary, cash incentive plans and equity award programs. In 2011, the Committee retained Radford to provide the Radford 2011 Study discussed above, which included observations, analysis and recommendations relating to equity compensation, and which the Committee made use of in connection with equity grants made in 2012 to our Named Executive Officers. Such grants are addressed further in the "Executive Compensation for 2012" section of this "Compensation Discussion and Analysis," under "Equity Incentives."

        The Company's executives did not participate in the selection of Radford. During 2012, the Committee received advice from Radford with respect to the following: cash compensation for our Board, which advice the Company utilized in adopting the changes to the Board's cash compensation structure that were made in 2012, as described in the "Changes to Cash Compensation Structure in 2012" section of this proxy statement; equity compensation for our Board, specifically with respect to the equity grants made to Ms. Dulski upon joining the Board, as described in the "Director Equity Compensation in 2012" section of this proxy statement; equity compensation for our general employee base, specifically with respect to applying the Radford 2011 Study to equity compensation matters that arose in 2012; and other related consulting services (e.g., proxy statement review).

        In addition, in 2012, the Company subscribed to Radford's market survey services, pursuant to which the Company received market data relating to employee compensation, which market data the Company utilized in making decisions regarding its employee base generally. The decision to subscribe to Radford's market survey services was made by the Company's management. In addition, Radford's parent company, Aon, provides broker and consulting services to the Company relating to our property and casualty insurance programs. The Company does not pay any direct fees to Aon with respect to such services.

        The Committee received a letter from Radford addressing their independence, including the following factors: (i) other services provided to the Company; (ii) fees paid by the Company as a percentage of Radford's total revenue; (iii) policies or procedures maintained by Radford that are designed to prevent a conflict of interest; (iv) any business or personal relationships between the individual consultants involved in the engagement and any member of the Committee; (v) any Company stock owned by the individual consultants involved in the engagement; and (vi) any business or personal relationships between the Company's executive officers and Radford or the individual consultants involved in the engagement. The Committee reviewed these considerations and concluded that the work of Radford did not raise any conflict of interest.

        The Company has not used the services of any other compensation consultant in matters affecting Named Executive Officer or director compensation. In the future, the Company or the Committee may engage or seek the advice of Radford or other compensation consultants.

  Role of Executive Officers in Compensation Determinations

        As noted above, the CEO and the Committee together assess the performance of the other Named Executive Officers and determine their compensation, following an initial recommendation from the CEO. The full Board also receives information regarding the CEO's assessment of the other executives, but does not play a role in determining the compensation for those executives, with the exception of the CFO, for which the Audit Committee chair is consulted.

Elements Used to Achieve Compensation Objectives

        Described below are the elements of compensation the Committee uses to achieve the compensation objectives discussed above. Following this discussion is a summary of executive compensation policies and programs in place for 2012.

  Annual Cash Compensation

  Base Salary

        Base salary is the fixed element of the executive's annual cash compensation. The value of base salary reflects the Named Executive Officer's level of responsibility, relative experience and breadth of knowledge, and internal pay equity. Base salaries are evaluated annually but are not automatically increased if the Committee believes that other elements of compensation, such as cash or equity incentives, are more appropriate in light of our stated compensation program objectives. This strategy is consistent with the Company's primary intent of weighting compensation towards achieving performance objectives.

  Cash Incentive

        As discussed above under "The Committee's Processes," the Committee, with input from the CEO, annually establishes a cash incentive bonus plan for each Named Executive Officer. The incentive bonus plan sets forth an incentive bonus potential for the executive and other terms, and each Named Executive Officer is also provided with his or her individual performance objectives for the year and the corporate performance goals for the Company. Our Named Executive Officers have an opportunity set forth in the applicable plan to earn a cash incentive bonus based on individual and Company performance at "target" levels for the year, and most have an additional opportunity set forth in the applicable plan to earn an additional cash incentive amount for individual and/or Company performance that is deemed to be exceptional. Because the executive officers have an increased ability to affect financial results, the Committee links a substantial proportion of their incentive compensation to the Company's financial performance. The allocated percentage can vary based on the executive's position, and generally reflects the ability that an executive in their position would have to influence Company performance as applicable.

        With respect to the individual performance element of incentive compensation, as discussed above, the executive is given an opportunity at the beginning of the year to prepare a list of his or her business objectives, and provide these to the CEO, who in turn discusses the objectives with the executive and presents the objectives, with any of the CEO's appropriate additional objectives or modifications, to the Committee. Individual performance goals will naturally vary among executives and from year to year, but generally focus on specific strategic and productivity goals designed to sustain and/or enhance the Company's success, often including internal and external relationship and leadership goals.

  Equity Awards

  Types of Awards

        The Company relies heavily on long-term equity-based compensation to compensate and incentivize its executive officers. The Committee's practice is to make grants of stock options, RSAs, RSUs or a combination of two or more of these equity compensation vehicles based on employee performance and value to the Company, and to use grants to attract and hire talented professionals in key positions. The Committee does not have a policy that creates automatic equity grants each year, but instead reviews equity awards annually for the executives and other key employees.

        The Committee typically makes equity grants to executive officers in connection with significant increases in responsibilities, and periodically to achieve the Company's retention objective. Grants are based on the executive's level of responsibility, anticipated future contribution to Company results, past performance, peer group and comparable company data, and other relevant factors. The Committee considers the grant size and the appropriate combination of stock options, RSAs and RSUs when making award decisions but does not adhere to any set formula for making such allocations.

        When determining the appropriate amount and combination of stock options, RSAs and RSUs, the Committee also considers the accounting cost of these grants and other potential impacts on stockholders or the Company (for example, dilution), the number of outstanding shares available for grant, competitive market trends, the status of the executive's existing equity holdings from prior awards, if any, other components of the executive's compensation (e.g., by review of tally sheets), the potential benefits of options, RSAs and RSUs as a compensation tool and tax-related considerations.

        The Committee believes that equity grants using a combination of stock options, RSAs and/or RSUs can be a useful method for balancing its objective of motivating the Named Executive Officers to deliver long-term value to our stockholders with rewarding the executive's performance. Stock options have value only to the extent the price of the Company's stock on the date of exercise exceeds the price of the Company's stock on the grant date, and thus are an effective compensation element only if the stock price grows over the term of the award. In this sense, stock options are a motivational tool and align management's interests with those of stockholders. Performance-based RSUs offer executives the opportunity to receive shares of Company stock at the end of a particular performance period, but contingent upon achieving performance objectives such as meeting certain Company financial performance targets established by the Committee. In this regard, performance-based RSUs serve to reward, motivate and retain executives, since over time the value of the Company's stock, and thus the RSU, will tend to be enhanced if the performance targets are met. RSAs and time-based RSUs offer executives the opportunity to receive shares of Company stock, subject to a vesting schedule commonly extending over several years. Such RSAs and time-based RSUs can serve to reward, motivate and retain executives, since over time the value of the Company's stock, and therefore the RSU, will tend to be enhanced by positive performance by our executives.

  Grant Timing and Price

        Based on the Committee's equity grant practices, equity grants to executive officers and other key employees recommended by the CEO are generally considered annually in connection with the Committee's year-end review of management performance and executive compensation, notwithstanding the timing of the Company's annual earnings release or other disclosures. We do not coordinate the timing of equity award grants with the release of material nonpublic information.

  Other Elements

  Employment Agreements and Severance Benefits

        The Company has entered into employment agreements and/or executive retention and severance agreements with each of its Named Executive Officers. The agreements allow the Company to retain and attract highly-qualified executives, ensure the continued employment and dedication of these executive officers during potential change-in-control transactions, and generally promote stability among its Named Executive Officers which furthers the Company's overall success. Change-in-control benefits align executive and stockholder interests by enabling the executives to consider change-in-control arrangements that are in the best interests of the stockholders and other constituents of the Company without undue concern over whether the transaction would jeopardize their own employment. The potential severance and change-in-control benefits are more fully described below in "Potential Payments upon Termination or Change in Control." The potential benefit levels established by the Committee are based upon the executive's annual base and cash incentive compensation and generally do not provide severance or any other benefits in excess of one year. In addition, the agreements provide for accelerated vesting of equity awards upon certain triggering conditions. The Committee believes the terms and conditions triggering the severance benefits are competitive with similar positions in the Company's peer group and that these benefits create an appropriate balance to ensure executive commitment to the Company's business goals. Each Named Executive Officer has also committed not to solicit our employees for a period of one year following the termination of the executive's employment with the Company.

  Retirement and Welfare Benefits

        The Named Executive Officers generally are offered the same retirement and welfare benefits as the rest of the Company's full-time employees. These benefits include medical, vision and dental coverage, disability and life insurance and the Move 401(k) Plan (or the equivalent plan in Canada), which includes a limited Company-matching contribution feature. However, since 2011, our Named Executive Officers are not entitled or subject to any fixed amount of paid time off for vacation, floating holidays or illness, which arrangement is discussed further under the "Benefits Package" section of this proxy statement. The cost of retirement and welfare benefits is partially borne by the employee, including each Named Executive Officer.

  Perquisites

        The Company currently does not provide perquisites or personal benefits to the Named Executive Officers, the only exception for 2012 being limited in amount to $6,197 representing reimbursement to Mr. Samuelson of fitness club dues of $239 and Company-paid travel for his spouse of $5,958, per his agreement with the Company upon his promotion in February 2007 to President of realtor.com®, and which is set forth in the "Summary Compensation Table," under the "All Other Compensation" column.

Executive Compensation for 2012

        Utilizing the elements and processes described above, the following is a discussion of the Committee's 2012 compensation decisions for each of the Named Executive Officers.

  Base Salary

        Mr. Berkowitz — Mr. Berkowitz has been employed with the Company in the position of Chief Executive Officer since January 2009. In recognition of Mr. Berkowitz's many contributions to the Company, the Committee increased his salary from $525,000 to $555,000 effective April 2, 2012. This was the first increase in Mr. Berkowitz's salary since he joined the Company in 2009. In determining the amount of Mr. Berkowitz's annual base pay, the Committee considered Mr. Berkowitz's level of experience, previous salary, many contributions to the Company, as well as whether his compensation was consistent with the position and the competitive market based on Mr. Berkowitz's experience and value to the Company. The Company has not since increased Mr. Berkowitz's base salary as of the end of the 2012 fiscal year.

        Ms. Glaser — On December 21, 2011, the Company entered into an employment agreement with Ms. Glaser, providing a base salary of $341,000 in her capacity as Chief Financial Officer, which commenced upon her start date with the Company of January 4, 2012. The Committee determined Ms. Glaser's initial base salary based on its consideration of information provided by a reputable and experienced executive search firm as to CFO compensation, as well as other relevant factors, including Ms. Glaser's level of experience, previous salary and expected contributions to the Company. The Company has not increased her base salary as of the end of the 2012 fiscal year.

        Mr. Samuelson — Mr. Samuelson has been employed with the Company since August 2003, originally managing three software subsidiaries, including Top Producer. In February 2007, the Company promoted Mr. Samuelson to Executive Vice President and President of both realtor.com® and Top Producer and assumed responsibility for the entire Real Estate Services segment. In 2009, Mr. Samuelson was named Chief Revenue Officer of the Company. In April 2013, Mr. Samuelson was named Chief Strategy Officer of the Company. In recognition of the outstanding services Mr. Samuelson has consistently provided the Company, his base salary was increased to $350,000, effective April 2, 2012. In determining the amount of Mr. Samuelson's annual base pay, the CEO and Committee looked to the fact that Mr. Samuelson's base salary had not been increased upon his being named Chief Revenue Officer of the Company in 2009, as well as whether this compensation was consistent with the position and the competitive market based on Mr. Samuelson's experience and value to the Company. The Company has not since increased his base salary as of the end of the 2012 fiscal year.

        Mr. Caulfield — Mr. Caulfield has been employed with the Company since February 2004, originally as Vice President, Senior Corporate Counsel, in our Legal Department. In March 2006, he was promoted to Senior Vice President, Deputy General Counsel and Assistant Secretary, positions he held through October 2006. In October 2006, Mr. Caulfield was promoted to serve as the Company's Executive Vice President, General Counsel and Secretary. In recognition of his many contributions to the Company, his salary was increased to $300,000, effective April 2, 2012. In determining the amount of Mr. Caulfield's annual base pay, the CEO and the Committee considered whether this compensation was consistent with the position and the competitive market based on Mr. Caulfield's experience and value to the Company. The Company has not since increased Mr. Caulfield's base salary as of the end of the 2012 fiscal year.

        Mr. Robison — On February 7, 2012, the Company entered into an employment agreement with Mr. Robison, providing a base salary of $325,000 in his capacity as Chief Technology Officer, which commenced upon his start date with the Company of February 13, 2012. The Committee determined Mr. Robison's initial base salary based on its consideration of information provided by a reputable and experienced executive search firm as to Chief Technology Officer compensation, as well as other relevant factors, including Mr. Robison's level of experience, previous salary and expected contributions to the Company. The Company has not increased his base salary as of the end of the 2012 fiscal year.

        As stated above, in order to attract and retain outstanding performers, the Company must provide an attractive base salary commensurate with the executive's experience and competitive against other employers. For 2012, the Committee reviewed and determined that the 2011 base salaries for Messrs. Berkowitz, Samuelson, and Caulfield warranted increases, and, therefore, base salary increases were effected in 2012 with respect to them. Base salary increases were not effected in 2012 with respect to Ms. Glaser and Mr. Robison as each of their respective employment with the Company began after the commencement of the 2012 fiscal year.

  Annual Cash Incentive Bonuses

        As discussed under "Elements Used to Achieve Compensation Objectives," the Committee, with input from both the CEO and the other executive officers, establishes target incentive bonus amounts, expressed as a percentage of base salary, at the beginning of each year. Incentive bonus payouts for the year are determined by the Company's financial results and individual performance results for the year relative to the predetermined performance measures. The incentive bonuses paid for 2012 appear in the "2012 Cash Incentives Table" at the end of this "Annual Cash Incentive Bonuses" section and also in the "Summary Compensation Table" under the "Nonequity Incentive Plan Compensation" and "Bonus" columns.

        The 2012 incentive bonus opportunity for target performance for each of the Named Executive Officers was allocated 60% based on the achievement of Company financial performance goals and 40% based on individual performance goals, and the total opportunity set for target performance, aggregate of both the Company financial portion and the individual performance portion, was 100% of the executive's base salary for Messrs. Berkowitz and Samuelson and 50% for Messrs. Caulfield and Robison and Ms. Glaser.

        A 2012 incentive bonus opportunity for exceptional performance for each of the Named Executive Officers was likewise allocated between Company performance (60%) and individual performance (40%), and the total incentive bonus amount proposed for such exceptional performance, again, aggregate of both the Company and individual performance portions, was 100% of the executive's base salary for Messrs. Berkowitz and Samuelson and 50% for Messrs. Caulfield and Robison and Ms. Glaser.

        For Messrs. Berkowitz and Samuelson, actual incentive bonus amounts in the applicable cash incentive bonus plan could range from 0% of base salary for performance at or below a threshold level to 200% of base salary for exceptional performance. For Messrs. Caulfield and Robison and Ms. Glaser, the actual incentive bonus amount proposed could range from 0% of the executive's base salary for performance at or below a threshold level to 100% of base salary for exceptional performance.

        As discussed above, the Committee allocates a portion of annual cash incentives to achievement of Company financial goals and a portion to achievement of individual performance goals, but retains the discretion to modify such allocations. The Committee incorporates flexibility into the annual cash incentive bonus opportunity to better reflect the evolving nature of our business, and for example may therefore adjust upward or downward the incentive bonus portions related to the Company and individual performance objectives.

        Although the Company financial and individual performance goals were set at levels the Committee believed were achievable, the maximum proposed incentive bonus of 200% for Messrs. Berkowitz and Samuelson, and 100% for Messrs. Caulfield and Robison and Ms. Glaser, would have required extraordinary performance for both the individual and Company measures. In 2012, none of the Named Executive Officers achieved such level of performance. Generally, the Committee sets the performance requirements for proposed target and maximum cash incentive bonus awards such that the relative ability to achieve these goals is consistent from year to year, as further described below.

        Corporate Financial Performance Element

        The corporate financial performance element of the 2012 cash incentive bonuses was based on a financial matrix consisting of Adjusted EBITDA and revenue components. In order for an executive to earn a proposed cash incentive award based on this element, the Company had to exceed the "Threshold" performance goals of $24.999 million of Adjusted EBITDA and $191.999 million of revenue. Assuming the Threshold performance level was exceeded, the extent of an executive's cash incentive award then depended, in part, upon the extent to which the Adjusted EBITDA and revenue components approached or met the "Target" performance levels. The Adjusted EBITDA and revenue goals for Target level performance were $28.0 million and $200.0 million, respectively. Assuming the Target performance levels are exceeded, the extent to which an executive might earn a cash incentive award in excess of his or her proposed target incentive bonus amount depends, in part, upon the extent to which the Adjusted EBITDA and revenue components approach or meet the "Extraordinary" performance levels, which in 2012 they did not. Attainment of the maximum proposed incentive bonus amount for the corporate financial performance element of the 2012 cash incentive bonuses would have required the Company to have achieved Adjusted EBITDA and revenue performance levels of $31.0 million and $210.0 million, respectively.

        The Committee set the 2012 performance objectives for the Company financial component at levels that were considered aggressive but achievable, recognizing the potential of the significant product and strategy changes undertaken over the past few years, and the hurdles associated with the continuing and unusually adverse state of the financial, mortgage and real estate markets. With the hiring in 2009 of a new Chief Executive Officer, and in 2012 of a new Chief Financial Officer and Chief Technology Officer, and the hiring of still other key senior management executives in recent years, the Company re-evaluated all of its businesses, its overall strategy and its key operations and cost structure. Specifically, the Company has focused on such initiatives as reorganization of the Company along functional lines rather than business units, new product development, operating expense reductions and cost management, and development of an improved technology and data platform along with enhanced associated processes. Although this evaluation and refocus effort has continued to provide distinct advantages, it has taken time not only to implement and ramp up these beneficial changes to achieve success, but also, particularly in light of the continued weakness of the residential real estate market, to reach a point where realization of significant financial benefits from these efforts can be expected.

        Results of 2012 Performance Against Financial Performance Elements.    In 2012, the Company exceeded the Adjusted EBITDA and revenue "Threshold" performance levels, but did not fully achieve the "Target" performance levels for Adjusted EBITDA or revenue. Therefore, the Company financial performance objectives were only partially achieved. For 2012, Adjusted EBITDA and revenue for the Company were approximately $26.9 million and $199.2 million, respectively, resulting in a combined achievement level of 87.5% of the Target corporate financial performance component. Please see the "Nonequity Incentive Plan Compensation" and "Bonus" columns in the "Summary Compensation Table" in this proxy statement for actual cash incentive amounts earned by our Named Executive Officers in 2012, as well as the "2012 Cash Incentives Table" at the end of this "Annual Cash Incentive Bonuses" section.

        Individual Performance Objectives

        As discussed above, the Committee establishes individual performance objectives for each Named Executive Officer based upon his or her individual responsibilities, and confidential Company plans and targets, including those regarding significant new and existing customer and partner relationships, and strategic business goals. 2012 individual performance objectives, condensed, included the following:

  •
  Mr. Berkowitz — Achieve 2012 operational business plan objectives; deliver a strategic plan for 2013; enhance the Company's industry position, marketplace profile and relations; drive and support operational initiatives and teams within the Company that are key to strategic performance; achieve industry and partnering objectives; establish product, process and technology advances; and achieve key leadership goals;

  •
  Ms. Glaser — Achieve operational business plan objectives and create long-term enterprise value; drive financial results and systems automation and maintain compliance and risk management; and achieve key leadership objectives;

  •
  Mr. Samuelson — Perform with respect to core business/revenue plan, vision, strategy, competitive position, industry relations and positioning and business development; perform with respect to aligned business models, customers, key industry segments and partners; and achieve key leadership objectives;

  •
  Mr. Caulfield — Effectively manage the legal department, its workflow and related costs; perform with respect to litigation/dispute resolution and key relationships and processes; perform with respect to Company constituents; and foster a culture of effective collaboration, engagement and accountability; and

  •
  Mr. Robison — Perform with respect to key technology initiatives, processes, and platforms; perform with respect to core technology plan; foster a high-performing and flexible technology culture; and achieve key leadership objectives.

  Results of 2012 Performance against Individual Performance Objectives.

        The Committee evaluated the applicable individual objectives with respect to each Named Executive Officer and made determinations regarding achievement of the individual objectives by each executive consistent with the "2012 Cash Incentives Table," below. The Committee reviewed with the CEO (Mr. Berkowitz) the individual objectives for each of Ms. Glaser and Messrs. Samuelson, Caulfield, and Robison and assessed each Named Executive Officer's level of achievement against such objectives, taking into account the CEO's assessments as to each executive's performance.

        The review and assessments by both Mr. Berkowitz and the Committee are subjective in nature, with no specific weights pre-attributed to any individual performance objective in determining a corresponding level or percentage of achievement. Generally speaking, a level of achievement of 100% with respect to Target potential as proposed in an executive's plan (see the "2012 Cash Incentives Table," below) reflects satisfaction of the executive's individual objectives in accordance with expectations, whereas a level of achievement of less than that reflects that satisfaction of one or more of the objectives was not fully within all expectations. With respect to the possibility of an incentive bonus amount in excess of Target potential proposed under the plan (see "Individual Goals: Exceptional potential" in the "2012 Cash Incentives Table," below), such an award generally requires performance by the executive at a level above and beyond what was expected.

        Mr. Berkowitz — With respect to Mr. Berkowitz, and similar to the performance appraisals of our other Named Executive Officers, review and assessment by the Committee are subjective in nature, with no specific weights pre-attributed to any individual performance objective in determining a corresponding level or percentage of achievement. The Committee considered Mr. Berkowitz's individual objectives and determined, on a subjective basis, that Mr. Berkowitz's achievement of his individual objectives against Target expectations was at approximately the results shown in the "2012 Cash Incentives Table," below (see "Individual Goals: Target achievement"), with expectations as to execution across functional disciplines, and personal objectives relating to business growth and company profile, being capable of greater realization; and that his performance with respect to one or more of his individual objectives (i.e., strategic partnering and positioning, and product development) was beyond that expected, and performance was also particularly strong relating to other initiatives and circumstances undertaken or arising during the year and when considering the difficult real estate and mortgage market conditions continuing to prevail during

2012, as indicated at "Individual Goals: Exceptional achievement" in the "2012 Cash Incentives Table," below.

        Ms. Glaser — Our CEO determined, and the Committee agreed, on a subjective basis, that Ms. Glaser's achievement of her individual objectives against Target expectations was at approximately the results shown in the "2012 Cash Incentives Table," below (see "Individual Goals: Target achievement"), with expectations as to execution across functional disciplines being capable of greater realization and expectations associated with her personal objectives being met and exceeded, and that her performance with respect to one or more of her individual objectives (i.e., driving financial results and achievement of key leadership objectives) was beyond that expected, as indicated at "Individual Goals: Exceptional achievement" in the "2012 Cash Incentives Table," below.

        Mr. Samuelson — Our CEO determined, and the Committee agreed, on a subjective basis, that Mr. Samuelson's achievement of his individual objectives against Target expectations was at approximately the results shown in the "2012 Cash Incentives Table," below (see "Individual Goals: Target achievement"), with expectations as to execution across functional disciplines, and individual objectives relating to certain industry segments and to business growth, being capable of greater realization; and that his performance with respect to one or more of his individual objectives (i.e., organizational leadership, industry relations and positioning) was beyond that expected, and performance was also particularly strong relating to other initiatives and circumstances undertaken or arising during the year and when considering the difficult real estate and mortgage market conditions continuing to prevail during 2012, as indicated at "Individual Goals: Exceptional achievement" in the "2012 Cash Incentives Table," below.

        Mr. Caulfield — Our CEO determined, and the Committee agreed, on a subjective basis, that Mr. Caulfield's achievement of his individual objectives against Target expectations was at approximately the results shown in the "2012 Cash Incentives Table," below (see "Individual Goals: Target achievement"), with expectations as to execution across functional disciplines being capable of greater realization and expectations associated with his personal objectives being met and exceeded, and that his performance with respect to one or more of his individual objectives (i.e., management of legal department costs and performance with respect to key Company constituents) was beyond that expected, as indicated at "Individual Goals: Exceptional achievement" in the "2012 Cash Incentives Table," below.

        Mr. Robison — Our CEO determined, and the Committee agreed, on a subjective basis, that Mr. Robison's achievement of his individual objectives against Target expectations was at approximately the results shown in the "2012 Cash Incentives Table," below (see "Individual Goals: Target achievement"), with expectations as to execution across functional disciplines being capable of greater realization and expectations associated with his personal objectives being met and exceeded, and that his performance with respect to one or more of his individual objectives (i.e., fostering a high performing and flexible technology culture) was beyond that expected, as indicated at "Individual Goals: Exceptional achievement" in the "2012 Cash Incentives Table," below.

  Tabular Summary of 2012 Performance Results

        The following table presents both potential and actual nonequity incentive awards with respect to 2012 and our Named Executive Officers, as approved by the Committee. It reflects levels of performance achieved with respect to Company performance goals and individual performance goals, and it reports the percent of each executive's incentive bonus opportunity, as proposed under his or her 2012 cash incentive plan, that was deemed earned and thus awarded for 2012:

2012 Cash Incentives Table

2012 Incentive Bonus Plan Feature	Mr. Berkowitz	Ms. Glaser	Mr. Samuelson	Mr. Caulfield	Mr. Robison
Base Salary	$555,000	$341,000	$350,000	$300,000	$325,000
Company Performance: TARGET plan-proposed potential	$333,000	$102,300	$210,000	$90,000	$84,375	(1)
Company Performance: TARGET achievement	87.5%	87.5%	87.5%	87.5%	87.5%
Company Performance: TARGET bonus awarded	$291,380	$89,513	$183,766	$78,758	$73,828
Company Performance: EXCEPTIONAL plan-proposed potential	$333,000	$102,300	$210,000	$90,000	$84,375	(1)
Company Performance: EXCEPTIONAL achievement	0%	0%	0%	0%	0%
Company Performance: EXCEPTIONAL bonus awarded	$-0-	$-0-	$-0-	$-0-	$-0-
Individual Goals: TARGET plan-proposed potential	$222,000	$68,200	$140,000	$60,000	$56,250	(1)
Individual Goals: TARGET achievement	90%	90%	70%	90%	90%
Individual Goals: TARGET bonus awarded	$199,804	$61,380	$98,008	$54,005	$50,625
Individual Goals: EXCEPTIONAL plan-proposed potential	$222,000	$68,200	$140,000	$60,000	$56,250	(1)
Individual Goals: EXCEPTIONAL achievement	10%	10%	10%	10%	10%
Individual Goals: EXCEPTIONAL bonus awarded	$22,200	$6,820	$14,001	$6,001	$5,625
TARGET plan-proposed bonus potential (Company and Individual)	$555,000	$170,500	$350,000	$150,000	$140,625	(1)
MAXIMUM plan-proposed bonus potential (Company and Individual)	$1,110,000	$341,000	$700,000	$300,000	$281,250	(1)
ACTUAL bonus awarded (aggregate)	$513,384	$157,713	$295,775	$138,764	$130,078
Percent of TARGET plan-proposed potential earned/awarded%	92.5%	92.5%	84.5%	92.5%	92.5%
Percent of MAXIMUM plan-proposed potential earned/awarded%	46.3%	46.3%	42.2%	46.3%	46.3%

(1)
Reflects pro-ration due to the fact that Mr. Robison joined the Company as Chief Technology Officer on February 7, 2012.

  Equity Incentives

        As discussed above, the Committee retained Radford in 2011 to analyze the existing equity grants of the Company's senior management team, equity incentive programs of comparable companies and other related matters such as the parameters recommended by proxy consulting firms. Informed by this review (referred to above as the Radford 2011 Study), the Committee in 2012 granted to our Named Executive Officers time-vested stock options and awards of time-based RSUs. The Committee chose, therefore, to rely on these two forms of equity incentives to foster the long-term perspective and executive retention necessary for continued success in our business.

  Equity Grants in 2012 — Stock Options, RSAs and RSUs

        In 2012, the Committee made grants of stock options, RSAs, and time-based RSUs to our Named Executive Officers. These grants were consistent with the Company's general principles regarding equity awards, and the grants of time-based RSUs in 2012 reflect the relative difficulty of effectively leveraging financial performance-based RSUs when the residential real estate and mortgage market has continued to be slow to recover to past normalcy. Consistent with our historical practice, stock options granted to our Named Executive Officers vest quarterly over a four-year time period, and time-based RSUs granted to them vest annually over a four-year time period, in each case subject to the executive's continued employment on each vesting date. The Committee adopted this approach to meet the challenges and opportunities of the Company over the long-term, to motivate executives, to foster executive retention and to better align executives' interests with long-term stockholder value creation. Equity awards granted to our executives are based on a number of considerations, such as: compensation analysis conducted by Radford (e.g., in the Radford 2011 Study), including analysis of equity incentive grants for similarly situated executives in the peer group identified by Radford; expected market trends; and the existing equity percentages of our Named Executive Officers at the time. While the Committee takes into account benchmark analysis conducted by Radford, in adopting these 2012 grants, as is the Committee's usual practice, it did not seek to target any specific percentile. Rather, consistent with its pay-for-performance philosophy, the Committee's intent for these 2012 grants was to adopt equity incentives to attract, retain and motivate executives in order to achieve outstanding and sustained Company performance for stockholders.

        On January 31, 2012, the Committee granted to the following Named Executive Officers (a) stock options that vest quarterly from the grant date over a forty-eight month period, subject to the executive's continued employment on each vesting date and (b) time-based RSUs that vest annually from the grant date over a four-year time period, also subject to the executive's continued employment on each annual vesting date, in the following amounts:

Named Executive Officer	Number of Options Granted	Number of Time-Based RSU Shares Granted
Mr. Berkowitz	225,000	90,000
Mr. Samuelson	62,500	130,000 (Refer to immediately following paragraph for further details.)
Mr. Caulfield	30,000	60,000

        The 130,000 time-based RSU shares granted to Mr. Samuelson include 80,000 time-based RSU shares (vesting annually from the grant date over a four-year time period, subject to the executive's continued employment on each annual vesting date) that the Committee granted to Mr. Samuelson in connection with an anticipated reduction to his annual cash incentive bonus opportunity. Upon further discussion and consultation with the Company's Chief Executive Officer, the Committee decided that such reduction to Mr. Samuelson's incentive bonus opportunity was not in the best interests of the Company, and Mr. Samuelson's incentive bonus plan for the 2012 fiscal year remained unchanged from the 2011 fiscal year. As a result, Mr. Samuelson subsequently forfeited the 80,000 time-based RSU shares that the Committee had granted.

        The 60,000 time-based RSU shares granted to Mr. Caulfield include 40,000 time-based RSU shares (vesting annually from the grant date over a four-year time period, subject to the executive's continued employment on each annual vesting date) that the Committee granted to Mr. Caulfield in connection with certain changes to his incentive bonus plan that were made in 2012, pursuant to which Mr. Caulfield's bonus at target achievement was reduced from 100% in 2011 to 50% in 2012, which changes were made in order to result in parity between Mr. Caulfield's incentive bonus plan for 2012 and those for Ms. Glaser and Mr. Robison, who both joined the Company in 2012.

        In addition, in connection with her commencement of employment with the Company in January 2012, Ms. Glaser was granted, on January 4, 2012: (i) 175,000 stock options that vest quarterly from the grant date over a forty-eight month period, subject to her continued employment with the Company on each vesting date, and (ii) 100,000 RSA shares that vest in four equal installments on each of the first four anniversaries of the grant date, subject to her continued employment with the Company on each vesting date.

        In addition, in connection with his commencement of employment with the Company in February 2012, Mr. Robison was granted, on February 13, 2012: (i) 250,000 stock options that vest quarterly from the grant date over a forty-eight month period, subject to his continued employment with the Company on each vesting date, and (ii) 100,000 time-based RSU shares that vest in four equal installments on each of the first four anniversaries of the grant date, subject to his continued employment with the Company on each vesting date.

        In making these grants, the Committee applied the policies and philosophy discussed earlier in this proxy statement regarding equity grants to the Company's executive officers and determined these awards upon consideration of the executive's level of responsibility, anticipated future contribution to Company results, past performance, peer group and comparable company data, achievement of an appropriate mix of equity and nonequity compensation, and other relevant factors. The Committee also considers the grant size and the appropriate combination of stock options, RSAs and RSUs when making award decisions but does not adhere to any set formula for making such grants and allocations. Further details of these grants are included in the "Summary Compensation Table" and in the "Grants of Plan-Based Awards for fiscal Year 2012" table, each below.

  Employment and Severance Arrangements

        As discussed above, we have employment agreements and executive retention and severance arrangements with each of the Named Executive Officers. The terms of these arrangements were established taking into account the principles discussed in the "Compensation Objectives" section of this proxy statement. The terms of the severance arrangements of each Named Executive Officer are addressed under the "Employment-Related Agreements" and "Potential Payments Upon Termination or Change in Control" sections of this proxy statement.

  Benefits Package

        In 2012, the Named Executive Officers were entitled to the same retirement and welfare benefits as the rest of the Company's full-time employees, including medical and dental coverage, disability and life insurance and participation in the Move 401(k) Plan (or the equivalent plan in Canada). However, our Named Executive Officers, since 2011, are not entitled or subject to any fixed amount of paid time off for vacation, floating holidays or illness.

  Share Ownership Guidelines for Named Executive Officers

        We require our Named Executive Officers, so long as they remain in such capacity, to own specified amounts of the Company's securities. The amount of the Company's securities that must be held is that amount whose value equals or exceeds a multiple of the executive's base salary. The multiple that applies is based upon the executive's position within the Company: for the CEO, the multiple is 2; and for the other Named Executive Officers the multiple is 1. The ownership requirement may be satisfied by holdings of the Company's common stock (whether owned as a result of the vesting of RSA or RSU awards, an open-market transaction or otherwise) and/or vested but unexercised stock options. The Company's share ownership guidelines also require that upon the exercise of any stock options or the vesting of any RSAs or RSUs, any Named Executive Officer who is not then in compliance with the above-described share ownership guidelines must hold and retain, until he or she is in compliance, at least fifty percent (50%) of the shares remaining from such exercise or vesting (net of any such shares applied to satisfy tax obligations arising from such exercise or vesting). Pursuant to resolutions adopted by the Committee on February 22, 2013, our current Named Executive Officers must satisfy these guidelines not later than by that date that is three years after the date on which each Named Executive Officer became a Section 16(b) officer of the Company. Deviation from these guidelines because of a personal hardship of any executive is permitted, if at all, only with the approval of the Committee.

  Anti-Hedging Policy

        The Company prohibits its directors, Named Executive Officers and all employees from engaging in hedging with respect to the Company's securities by prohibiting any trades in any put, call or other derivative on Company securities, from engaging in any short sale or equity swap of Company securities and from trading or establishing any similar interest or position relating to the future price of Company stock or securities.

  Tax Deductibility of Compensation

        Section 162(m) of the Internal Revenue Code (the "Code") disallows the deduction for certain compensation in excess of $1 million paid to certain executive officers of the Company, unless the compensation qualifies as "performance-based" as defined in the Code and applicable regulations. Compensation paid under the Company's incentive plans does not currently qualify as "performance-based" under Section 162(m). For 2012, approximately $622,000 of taxable compensation paid to Mr. Berkowitz was not deductible by the Company under Section 162(m), an impact that was offset by the Company's continuing ability to utilize net operating loss carry-forwards from prior years to reduce 2012 taxable income at the federal level and for virtually all States.

RISKS RELATED TO COMPENSATION PRACTICES AND POLICIES

        In establishing or maintaining compensation practices for the Company's executives and other employees, we consider not only reward and motivation, but risk as well. Accordingly, the Company reviewed its compensation policies and practices for 2012 in relation to the risks that might be introduced or encouraged. Specifically, we considered the Company's compensation approaches applicable across its employee base consisting of, in particular, commission programs for sales personnel and other programs for other personnel. The commission compensation approach we use regarding sales personnel includes various conditions and controls (such as minimum threshold requirements for the earning of a commission, criteria to test for valid sales, claw-backs to address collection issues, early termination of contracts, and other controls). Also, our sales personnel do not generally set policy for the Company, are heavily focused on customer calls and sales contacts, are closely managed, and are subject to the Company's usual ethics and conduct norms and our various risk-management procedures where applicable.

        We also considered our compensation programs for non-sales personnel. Our target-based cash incentive program is characterized by a significant portion of any potential payout (60%) being tied directly to Company-wide financial performance, relating to revenue and Adjusted EBITDA. In addition, the balance of any potential payout (40%) is tied to additional performance objectives tailored to the Company's basic strategies and goals and to particular ways the individual can further those strategies and goals.

        We also considered the features of our equity-based incentive program. This program has features such as different performance periods, vesting/deferral periods, fixed maximum payouts and review, oversight and/or implementation by the Company's Management Development and Compensation Committee.

        Based on these considerations, the Company concluded that risks arising from its compensation policies and practices for its employees are not reasonably likely to have a material adverse effect on the Company.

EXECUTIVE COMPENSATION

        The following compensation tables should be read in conjunction with the "Compensation Discussion and Analysis" above.

Summary Compensation Table

        The following table sets forth all compensation paid for services in the years presented to our chief executive officer, chief financial officer and our other three executive officers who served during 2012. We collectively refer to these persons as the "Named Executive Officers."

 Summary Compensation Table

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)(1)		Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Steven H. Berkowitz	2012	547,459	(5)	—		648,000		1,041,840	513,384	3,000	2,753,683
Chief Executive Officer	2011	525,000		—		723,600		1,179,180	302,394	2,500	2,732,674
	2010	525,000		—		—		119,580	548,625	2,000	1,195,205
Rachel Glaser	2012	338,205		—		657,000		741,580	157,713	3,000	1,897,498
Chief Financial Officer(6)	2011	—		—		—		—	—	—	—
	2010	—		—		—		—	—	—	—
Errol Samuelson	2012	343,716	(5)	—		936,000	(7)	289,400	295,775	9,181	1,874,072	(7)
Chief Strategy Officer;	2011	325,000		—		201,000		327,550	196,482	9,585	1,059,617
President—realtor.com®	2010	325,000		—		345,000		59,455	300,625	4,256	1,034,336
James S. Caulfield	2012	293,716	(5)	—		432,000		138,912	138,764	—	1,003,392
Executive Vice President,	2011	275,000		66,000	(8)	201,000		196,530	100,254	—	838,784
General Counsel & Secretary	2010	275,000		—		115,000		35,673	237,875	—	663,548
John Robison	2012	286,817		—		876,000		1,448,675	130,078	3,000	2,744,570
Chief Technology	2011	—		—		—		—	—	—	—
Officer(9)	2010	—		—		—		—	—	—	—

(1)
Stock Awards. Reflects the aggregate grant-date fair value of stock awards granted in the applicable year, as determined in accordance with FASB ASC Topic 718. The value reported in the Stock Awards column for 2012 for each of Messrs. Berkowitz, Samuelson, Caulfield, and Robison reflects the grant of time-based RSUs and is based on the grant date value of the shares. The value reported in the Stock Awards column for 2012 for Ms. Glaser reflects the grant of RSA shares and is based on the grant date value of the shares. The value reported in the Stock Awards column for 2011 for each of Messrs. Berkowitz, Samuelson and Caulfield reflects the grant of RSA shares and is based on the grant date value of the shares. The value reported in the Stock Awards column for 2010 for each of Messrs. Samuelson and Caulfield reflects the grant of shares of performance-based RSUs, based on the grant date value of the underlying shares; however, these RSU awards were forfeited to the Company in their entirety without any of the shares vesting, since the performance goals were not met.

(2)
Option Awards. Reflects the aggregate grant-date fair value of option awards granted in the applicable year, as determined in accordance with FASB ASC Topic 718. The assumptions used in determining the fair values of the stock options are set forth in Note 14, "Stock Plans," to the Company's Consolidated Financial Statements, which are included in our Annual Report on Form 10-K for the year ended December 31, 2012, filed with the Securities and Exchange Commission on February 22, 2013.

(3)
Reflects annual cash incentive awards earned based on performance. For information regarding our 2012 annual cash incentive program, see the "Executive Compensation for 2012" discussion in the "Compensation Discussion and Analysis" section of this proxy statement.

(4)
For 2012, the amounts include: (i) for each Named Executive Officer, Company matching contributions to the 401(k) plan (or the equivalent plan in Canada), which are fully vested for each such executive; and (ii) for Mr. Samuelson, fitness club dues of $239 and Company-paid travel for his spouse of $5,958, agreed to upon his promotion in February 2007 to President of realtor.com®.

(5)
The executive's salary for 2012, as listed in this table, reflects an increase in the executive's base salary that occurred during the 2012 fiscal year, as described in the "Base Salary" section of this proxy statement.

(6)
Ms. Glaser became our Chief Financial Officer on January 4, 2012.

(7)
Includes 80,000 shares that the Committee granted to Mr. Samuelson in connection with an anticipated reduction to his annual cash incentive bonus opportunity, which 80,000 shares were subsequently forfeited by Mr. Samuelson after the Committee determined that such reduction to Mr. Samuelson's incentive bonus opportunity was not in the best interests of the Company.

(8)
Represents a discretionary bonus amount awarded to Mr. Caulfield for 2011 by the Management Development and Compensation Committee in excess of his plan target potential under his 2011 cash incentive bonus plan.

(9)
Mr. Robison became our Chief Technology Officer on February 13, 2012.

Grants of Plan-Based Awards

        The following table provides information about equity and non-equity awards granted to the Named Executive Officers in 2012.

Grants of Plan-Based Awards for Fiscal Year 2012

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)
Name	Grant Date	Threshold ($)	Target ($)		Maximum ($)		All Other Stock Awards: Number of Shares of Stock or Units (#)(2)		Stock Option Awards: Number of Securities Underlying Options (#)(3)	Exercise or Base Price of Option Awards ($ / Sh)(4)	Grant Date Fair Value of Stock and Option Awards ($)(5)
Berkowitz	—	—	555,000		1,110,000		—		—	—	—
	01/31/12	—	—		—		90,000		—	—	648,000
	01/31/12	—	—		—		—		225,000	7.20	1,041,840
Glaser	—	—	170,500		341,000		—		—	—	—
	01/04/12	—	—		—		100,000		—	—	657,000
	01/04/12	—	—		—		—		175,000	6.57	741,580
Samuelson	—	—	350,000		700,000		—		—	—	—
	01/31/12	—	—		—		130,000	(6)	—	—	936,000	(6)
	01/31/12	—	—		—		—		62,500	7.20	289,400
Caulfield	—	—	150,000		300,000		—		—	—	—
	01/31/12	—	—		—		60,000		—	—	432,000
	01/31/12	—	—		—		—		30,000	7.20	138,912
Robison	—	—	140,625	(7)	281,250	(7)	—		—	—	—
	02/13/12	—	—		—		100,000		—	—	876,000
	02/13/12	—	—		—		—		250,000	8.99	1,448,675

(1)
Reflects cash incentive bonus opportunities at target and maximum performance levels as proposed under our 2012 cash incentive program. Payouts under the program depend upon performance during the 2012 year. Pursuant to the program there is no incentive bonus paid for achievement at or below a "threshold" performance level (but Named Executive Officers are able to earn a portion of the target amount). For information regarding our annual cash incentive program, see the "Executive Compensation for 2012" discussion in the Compensation Discussion and Analysis section of this proxy statement. The actual amount paid or payable to each Named Executive Officer in 2012 is reported under the "Non-Equity Incentive Plan Compensation" column in the "Summary Compensation Table" in this proxy statement.

(2)
Reflects grants of RSA shares and time-based RSU awards. The RSA shares and time-based RSUs vest in equal one-fourth portions on each of the first four anniversaries of the grant date.

(3)
Reflects awards of time-vesting stock options. The stock options vest ratably on a quarterly basis over four years following the date of grant.

(4)
The exercise price is equal to the closing market price of our common stock on the date of grant.

(5)
The grant date fair value of the awards is determined pursuant to FASB ASC Topic 718. See footnotes (1) and (2) to the Summary Compensation Table for a description of the grant date fair value determinations.

(6)
Includes 80,000 shares that the Committee granted to Mr. Samuelson in connection with an anticipated reduction to his annual cash incentive bonus opportunity, which 80,000 shares were subsequently forfeited by Mr. Samuelson after the Committee determined that such reduction to Mr. Samuelson's incentive bonus opportunity was not in the best interests of the Company.

(7)
Reflects pro-ration due to the fact that Mr. Robison joined the Company as Chief Technology Officer on February 7, 2012.

Employment-Related Agreements

        The following describes the nature of employment-related agreements between the Company and each of our Named Executive Officers as of the end of 2012.

        Mr. Berkowitz.    On January 21, 2009, the Company entered into an employment agreement and Executive Retention and Severance Agreement with Mr. Berkowitz providing for the terms of his appointment and compensation as Chief Executive Officer of the Company. Mr. Berkowitz's Executive Retention and Severance Agreement was amended effective January 28, 2013 to provide for certain changes regarding the vesting and exercisability of equity awards in the event of the termination of Mr. Berkowitz's employment.

        Mr. Berkowitz's employment agreement provides for an annual base salary of $525,000, which was increased to $555,000 effective April 2, 2012, eligibility to participate in the health insurance, 401(k) and other benefits offered to senior executives of the Company, payment of certain travel, accommodation and related expenses associated with traveling between his residence in northern California and the Company's location in Westlake Village, California, payment of a driving service expense associated with travel between his residence and the Company's corporate headquarters, reimbursement of Mr. Berkowitz for attorneys' fees, up to $20,000, associated with the negotiation of his employment arrangement with the Company and reimbursement for actual and reasonable business expenses incurred on behalf of the Company. Mr. Berkowitz has never made any use of the driving service and we do not expect he will in the future. If the agreed reimbursements (e.g., for Company-related travel or expenses incurred on behalf of the Company in accordance with its Travel & Entertainment Policy) are subject to federal or state income taxes, his employment agreement provided for the Company to pay an amount necessary to place Mr. Berkowitz in the same after-tax position as he would have been in had no such taxes been imposed.

        Details of Mr. Berkowitz's severance benefits pursuant to his Executive Retention and Severance Agreement are addressed under the "Potential Payments Upon Termination or Change in Control" section of this proxy statement.

        Ms. Glaser.    On December 21, 2011, we entered into an employment agreement and Executive Retention and Severance Agreement with Ms. Glaser providing for the terms of her appointment and compensation as Chief Financial Officer of the Company. Ms. Glaser's employment agreement provides for an annual base salary of $341,000, eligibility to participate in the health insurance, 401(k) and other benefits offered to senior executives of the Company and reimbursement for actual and reasonable business expenses incurred on behalf of the Company. Ms. Glaser's Executive Retention and Severance Agreement was amended effective January 28, 2013, to provide for certain changes regarding the vesting and exercisability of equity awards in the event of the termination of Ms. Glaser's employment.

        Details of Ms. Glaser's severance benefits pursuant to her Executive Retention and Severance Agreement are addressed under the "Potential Payments Upon Termination or Change in Control" section of this proxy statement.

        Mr. Samuelson.    We entered into an employment agreement with Mr. Samuelson on August 1, 2007, and an Executive Retention and Severance Agreement on May 6, 2008, that provide for Mr. Samuelson's employment as our Executive Vice President and President of realtor.com® and Top Producer®. Mr. Samuelson's Executive Retention and Severance Agreement was amended effective January 28, 2013, to provide for certain changes regarding the vesting and exercisability of equity awards in the event of the termination of Mr. Samuelson's employment. Mr. Samuelson's employment agreement provides for an annual base salary of $325,000, which was increased to $350,000 effective April 2, 2012, and eligibility to participate in the health insurance, RRSP plan (i.e., the equivalent in Canada to a 401(k) plan) and other benefits offered to senior executives of the Company.

        Details of Mr. Samuelson's severance benefits pursuant to his Executive Retention and Severance Agreement are addressed under the "Potential Payments Upon Termination or Change in Control" section of this proxy statement.

        Mr. Caulfield.    On October 5, 2006, we entered into an employment agreement and Executive Retention and Severance Agreement with Mr. Caulfield that provides for his employment as our Executive Vice President, General Counsel and Secretary. Mr. Caulfield's Executive Retention and Severance Agreement was amended effective January 28, 2013, to provide for certain changes regarding the vesting and exercisability of equity awards in the event of the termination of Mr. Caulfield's employment. Mr. Caulfield's employment agreement provides for an annual base salary of $275,000, which was increased to $300,000 effective April 2, 2012, and eligibility to participate in the health insurance, 401(k) and other benefits offered to senior executives of the Company.

        Details of Mr. Caulfield's severance benefits pursuant to his Executive Retention and Severance Agreement are addressed under the "Potential Payments Upon Termination or Change in Control" section of this proxy statement.

        Mr. Robison.    On February 7, 2012, we entered into an employment agreement and Executive Retention and Severance Agreement with Mr. Robison providing for the terms of his appointment and compensation as Chief Technology Officer of the Company. Mr. Robison's Executive Retention and Severance Agreement was amended effective March 6, 2013 to provide for certain changes regarding the vesting and exercisability of equity awards in the event of the termination of Mr. Robison's employment. Mr. Robison's employment agreement provides for an annual base salary of $325,000, eligibility to participate in the health insurance, 401(k) and other benefits offered to senior executives of the Company and reimbursement for actual and reasonable business expenses incurred on behalf of the Company.

        Details of Mr. Robison's severance benefits pursuant to his Executive Retention and Severance Agreement are addressed under the "Potential Payments Upon Termination or Change in Control" section of this proxy statement.

        Each of the above-described employment agreements (not including the Executive Retention and Severance Agreements) can be terminated by either party at any time.

Outstanding Equity Awards at 2012 Fiscal Year-End

        The following table provides information on the current holdings of stock option and stock awards by the Named Executive Officers.

Outstanding Equity Awards at 2012 Fiscal Year End

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Berkowitz	734,375	(2)	15,625	(2)	6.08	01/21/2019
	17,187	(3)	7,813	(3)	6.68	02/16/2020
	84,376	(4)	140,624	(4)	8.04	06/15/2021	67,500	(5)	510,975
	42,187	(6)	182,813	(6)	7.20	01/31/2022	90,000	(7)	681,300
Glaser	32,812	(8)	142,188	(8)	6.57	01/04/2022	100,000	(9)	757,000
Samuelson	37,500	(10)	—		14.28	08/29/2013
	18,750	(11)	—		9.00	09/23/2014
	17,500	(12)	—		7.80	06/27/2015
	37,500	(13)	—		19.80	09/21/2016
	150,000	(14)	—		16.84	06/14/2017
	200,000	(15)	—		4.04	11/17/2018
	15,234	(16)	3,516	(16)	9.08	07/01/2019
	8,593	(17)	3,907	(17)	6.64	02/12/2020
	23,439	(4)	39,061	(4)	8.04	06/15/2021	18,750	(18)	141,938
	11,718	(6)	50,782	(6)	7.20	01/31/2022	50,000	(19)	378,500
Caulfield	25,000	(20)	—		19.52	02/27/2014
	6,251	(11)	—		9.00	09/23/2014
	7,500	(12)	—		7.80	06/27/2015
	12,500	(21)	—		25.52	04/03/2016
	8,125	(13)	—		19.80	09/21/2016
	75,000	(22)	—		21.72	12/14/2016
	25,000	(14)	—		16.84	06/14/2017
	100,000	(15)	—		4.04	11/17/2018
	12,187	(16)	2,813	(16)	9.08	07/01/2019
	5,156	(17)	2,344	(17)	6.64	02/12/2020
	14,062	(4)	23,438	(4)	8.04	06/15/2021	18,750	(23)	141,938
	5,625	(6)	24,375	(6)	7.20	01/31/2022	60,000	(24)	454,200
Robison	46,875	(25)	203,125	(25)	8.99	02/13/2022	100,000	(26)	757,000

(1)
Reflects the value as calculated based on the closing price of our common stock as of December 31, 2012, the last trading day in 2012 ($7.57).

(2)
Stock options granted to the executive on January 21, 2009, of which 562,500 vest ratably on a monthly basis over 36 months beginning on January 21, 2010. The remaining 187,500 stock options were immediately vested and exercisable as of January 21, 2009.

(3)
Stock options granted to the executive on February 16, 2010, which vest ratably on a quarterly basis over four years beginning on February 16, 2010.

(4)
Stock options granted to the executive on June 15, 2011, which vest ratably on a quarterly basis over four years beginning on June 15, 2011.

(5)
Reflects unvested portion of a 90,000 RSA grant to the executive on June 15, 2011, which vests in equal one-fourth portions on each of the first four anniversaries of the grant date. As of June 15, 2012, 22,500 shares of such RSA grant had vested.

(6)
Stock options granted to the executive on January 31, 2012, which vest ratably on a quarterly basis over four years beginning on January 31, 2012.

(7)
Reflects unvested portion of 90,000 time-vested RSUs granted to the executive on January 31, 2012, which vests in equal one-fourth portions on each of the first four anniversaries of the grant date.

(8)
Stock options granted to the executive on January 4, 2012, which vest quarterly over four years beginning on January 4, 2012.

(9)
Reflects 100,000 RSA shares granted to the executive on January 4, 2012, which vests in equal one-fourth portions on each of the first four anniversaries of the grant date.

(10)
Stock options granted to the executive on August 29, 2003, which vested ratably on a monthly basis over 48 months beginning on August 29, 2003.

(11)
Stock options granted to the executive on September 23, 2004, which vested ratably on a quarterly basis over four years beginning on September 23, 2004.

(12)
Stock options granted to the executive on June 27, 2005, which vested ratably on a quarterly basis over four years beginning on June 27, 2005.

(13)
Stock options granted to the executive on September 21, 2006, which vested ratably on a quarterly basis over four years beginning on September 21, 2006.

(14)
Stock options granted to the executive on June 14, 2007, which vested ratably on a quarterly basis over four years beginning June 14, 2007.

(15)
Stock options granted to the executive on November 17, 2008, which vest ratably on a quarterly basis over four years beginning November 17, 2008.

(16)
Stock options granted to the executive on July 1, 2009, which vest ratably on a quarterly basis over four years beginning July 1, 2009.

(17)
Stock options granted to the executive on February 12, 2010, which vest ratably on a quarterly basis over four years beginning February 12, 2010.

(18)
Reflects unvested portion of a 25,000 RSA grant to the executive, granted on June 15, 2011, which vests in equal one-fourth portions on each of the first four anniversaries of the grant date. As of June 15, 2012, 6,250 of such RSA shares had vested.

(19)
Reflects unvested portion of 50,000 time-based RSUs granted to the executive on January 31, 2012, which vest in equal one-fourth portions on each of the first four anniversaries of the grant date.

(20)
Stock options granted to the executive on February 27, 2004, which vested ratably on a monthly basis over 48 months beginning on February 27, 2004.

(21)
Stock options granted to the executive on April 3, 2006, which vested ratably on a quarterly basis over four years beginning April 3, 2006.

(22)
Stock options granted to the executive on December 14, 2006, which vested ratably on a quarterly basis over four years beginning December 14, 2006.

(23)
Reflects unvested portion of a 25,000 RSA grant to the executive on June 15, 2011, which vests in equal one-fourth portions on each of the first four anniversaries of the grant date. As of June 15, 2012, 6,250 of such RSA shares had vested.

(24)
Reflects unvested portion of 60,000 time-based RSU shares granted to the executive on January 31, 2012, which vest in equal one-fourth portions on each of the first four anniversaries of the grant date.

(25)
Stock options granted to the executive on February 13, 2012, which vested ratably on a quarterly basis over four years beginning February 13, 2012.

(26)
Reflects 100,000 time-based RSU shares granted to the executive on February 13, 2012, which vest in equal one-fourth portions on each of the first four anniversaries of the grant date.

Option Exercises and Stock Vested in Last Fiscal Year

        The following table provides information regarding stock options exercised by, and stock awards that vested for, each of our Named Executive Officers during 2012.

Option Exercises and Stock Vested in Fiscal Year 2012

	OPTION AWARDS		STOCK AWARDS
Named Executive Officer	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)
Mr. Berkowitz	—	—	22,500	(1)	196,200	(3)
Ms. Glaser	—	—	—		—
Mr. Samuelson	—	—	6,250	(2)	54,500	(3)
Mr. Caulfield	—	—	6,250	(2)	54,500	(3)
Mr. Robison	—	—	—		—

(1)
Reflects RSAs (22,500 shares) that vested.

(2)
Reflects RSAs (6,250 shares) that vested.

(3)
Reflects the price of our common stock at the close of the market on the vesting date multiplied by the number of shares vesting on that date.

Potential Payments upon Termination or Change in Control

        Termination of Employment.    As discussed above, we have entered into employment-related agreements with our Named Executive Officers which provide, among other things, for benefits to the executives in the event of the termination of employment under certain conditions. The following table summarizes the estimated value of payments and benefits that each Named Executive Officer would have been entitled to receive assuming that a termination of employment had occurred on December 31, 2012, under the circumstances shown. The amounts shown in the table exclude the executive's accrued obligations and benefits and distributions under our 401(k) retirement plan (or, in Mr. Samuelson's case, under a Canadian RRSP plan) that is generally available to all of our salaried employees. The amounts shown in the table do not reflect certain changes to the employment-related agreements with our Named Executive Officers that were made after December 31, 2012, as discussed in the "Employment-Related Agreements" section of this proxy statement.

	Berkowitz		Glaser		Samuelson		Caulfield		Robison
Reason for Termination:
By Company Without Cause, or Constructive Termination, but in the ABSENCE of a Change in Control
Cash Severance	$1,110,000	(1)	$426,250	(2)	$525,000	(2)	$412,500	(2)	$406,250	(2)
Health & Welfare Continuation(3)	$39,103		26,069		8,033		26,069		26,069
Value of Accelerated Equity Awards	30,235	(4)	142,188	(5)	3,634	(6)	2,180	(6)	—	(5)
Tax Gross-Up Payment(7)	—		N/A		N/A		N/A		N/A
Total Estimated Value of Payments and Benefits	$1,179,338		$594,507		$536,667		$440,749		$432,319
By Company Without Cause, or Constructive Termination, but WITH a Change in Control
Cash Severance	$1,110,000	(1)	$426,250	(2)	$525,000	(2)	412,500	(2)	406,250	(2)
Health & Welfare Continuation(3)	39,103		26,069		8,033		26,069		26,069
Value of Accelerated Equity Awards	1,290,151	(8)	899,188	(9)	542,860	(10)	607,336	(10)	757,000	(9)
Tax Gross-Up Payment(7)	—		N/A		N/A		N/A		N/A
Total Estimated Value of Payments and Benefits	$2,439,254		$1,351,507		$1,075,893		$1,045,905		$1,189,319
Death or Disability
Cash Severance	$1,110,000	(1)	$426,250	(2)	$525,000	(2)	412,500	(2)	406,250	(2)
Health & Welfare Continuation(3)	39,103		26,069		8,033		26,069		26,069
Value of Accelerated Equity Awards	1,283,197	(8)	142,188	(9)	539,227	(10)	605,156	(10)	—	(9)
Tax Gross-Up Payment(7)	—		N/A		N/A		N/A		N/A
Total Estimated Value of Payments and Benefits	$2,432,300		$594,507		$1,072,260		$1,043,725		$432,319

(1)
Pursuant to Mr. Berkowitz's Executive Retention and Severance Agreement, if a termination in connection with a change in control, termination by the Company without cause, a resignation based on a diminution of responsibilities, or termination by reason of death or disability (each as defined in the applicable agreement) had occurred on December 31, 2012, Mr. Berkowitz would have received an amount equal to his annual base salary and target annual incentive bonus for the fiscal year in which the termination occurred, payable in equal installments over twelve months and beginning with the first payroll date following the termination date.

(2)
Pursuant to his or her Executive Retention and Severance Agreement, if a termination in connection with a change in control, termination by the Company without cause, resignation based on a diminution of responsibilities, or termination by reason of death or disability (each as defined in the agreements) had occurred on December 31, 2012, the executive would have received an amount equal to his or her annual base salary for the fiscal year in which the termination occurred, payable 5 business days after the later of the termination date or the last day of any transition period requested by the Company consistent with the employment agreement, and would also receive one-half of his or her target annual incentive bonus for the fiscal year in which the termination occurred, payable 60 days after the end of the year in which the termination date occurs. (Pursuant to Mr. Caulfield's Executive Retention and Severance Agreement, if the aggregate of such amounts was less than it would have been if such amounts had been calculated using his annual base salary and target annual incentive bonus for the immediately preceding fiscal year, Mr. Caulfield would have received the higher amount.) Additionally, if the event resulting in termination occurred after June 30 of the applicable year, the executive would be entitled to an additional incentive bonus amount if the Company's financial targets for the full year were met, prorated for how many days the executive was employed by the Company during such year; any such additional amount to be payable 60 days after the end of the year in which the termination date occurs.

(3)
Pursuant to their Executive Retention and Severance Agreements, upon a termination in connection with a change in control, termination by the Company without cause, resignation based on a diminution of responsibilities or termination by reason of death or disability (each as defined in the agreement), the Company will pay 100% of Messrs. Berkowitz, Samuelson, Robison, and Caulfield's and Ms. Glaser's COBRA premiums (or, in Mr. Samuelson's case, Canada-equivalent costs) for the same or equivalent medical coverage the executive had on the date of his or her termination, for a period not to exceed the earlier of one year (or, in Mr. Berkowitz's case, 18 months) after termination or until the executive becomes eligible for coverage at a new employer. The values shown are based on representative cost for medical, dental and vision coverage if elected through COBRA (or, in Mr. Samuelson's case, Canada-equivalent) continuation.

(4)
Reflects the value, if any, of unexercised and unvested stock options that would have become fully vested on the executive's termination date and would have remained exercisable for a period of three years following the executive's termination date — or longer if the Company requested a transition services period. The positive value reflected in the table for accelerated equity awards relates to such options, with such acceleration terms being provided for in the executive's Executive Retention and Severance Agreement or the award agreement or certificate under which the award was granted. The options are valued based on the closing market price of our common stock on the NASDAQ Capital Market as of December 31, 2012, the last trading day in 2012 ($7.57), less the exercise price. For purposes of this calculation, any outstanding options having an exercise price (e.g., strike price) greater than the closing price of our common stock on such date have a value of $0.

(5)
Reflects the value, if any, of unexercised and unvested stock options that would have become fully vested on the executive's termination date and would have remained exercisable for a period of three months following the executive's termination date — or longer if the Company requested a transition services period. The positive value reflected in the table for accelerated equity awards relates to such options, with such acceleration terms being provided for in the executive's Executive Retention and Severance Agreement or the award agreement or certificate under which the award was granted. The options are valued based on the closing market price of our common stock on the NASDAQ Capital Market as of December 31, 2012, the last trading day in 2012 ($7.57), less the exercise price. For purposes of this calculation, any outstanding options having an exercise price (e.g., strike price) greater than the closing price of our common stock on such date have a value of $0.

(6)
Reflects the value, if any, of unexercised and unvested stock options that would have become fully vested on the executive's termination date and would have remained exercisable for a period of one year following the executive's termination date — or longer if the Company requested a transition services period. The positive value reflected in the table for accelerated equity awards relates to such options, with such acceleration terms being provided for in the executive's Executive Retention and Severance Agreement or the award agreement or certificate under which the award was granted. The options are valued based on the closing market price of our common stock on the NASDAQ Capital Market as of December 31, 2012, the last trading day in 2012 ($7.57), less the exercise price. For purposes of this calculation, any outstanding options having an exercise price (e.g., strike price) greater than the closing price of our common stock on such date have a value of $0.

(7)
Mr. Berkowitz's Executive Retention and Severance Agreement provides that the Company will reimburse him for any Internal Revenue Code §4999 excise taxes (and similar state assessments, if any) that are imposed on him and any income and excise taxes that are payable by him as a result of any reimbursement for such excise taxes.

(8)
Reflects the value, if any, of unexercised and unvested stock options, unvested RSAs, and unvested time-based RSUs that would have become fully vested on the executive's termination date occurring on December 31, 2012, and in the case of stock options, would remain exercisable for a period of one year (or, in the case of certain stock options, three years, pursuant to the executive's Executive Retention and

  Severance Agreement) following the executive's termination date — or longer if the Company requested a transition services period. The positive value reflected in the table for accelerated equity awards related to such options, RSAs, and time-based RSUs, with such acceleration terms being provided for in the executive's Executive Retention and Severance Agreement, as it existed on December 31, 2012, or the award agreement or certificate under which the award was granted. The options are valued based on the closing market price of our common stock on the NASDAQ Capital Market as of December 31, 2012, the last trading day in 2012 ($7.57), less the exercise price. For purposes of this calculation, any outstanding options having an exercise price (e.g., strike price) greater than the closing price of our common stock on such date have a value of $0. The RSA and time-based RSU shares are valued based on the closing market price of our common stock on the NASDAQ Capital Market as of December 31, 2012, the last trading day in 2012 ($7.57).

(9)
Reflects the value, if any, of unexercised and unvested stock options, unvested RSAs, and unvested time-based RSUs that would have become fully vested on the executive's termination date occurring on December 31, 2012, and in the case of stock options, would remain exercisable for a period of three months following the executive's termination date — or longer if the Company requested a transition services period. The positive value reflected in the table for accelerated equity awards related to such options, RSAs, and time-based RSUs, with such acceleration terms being provided for in the executive's Executive Retention and Severance Agreement, as it existed on December 31, 2012, or the award agreement or certificate under which the award was granted. The options are valued based on the closing market price of our common stock on the NASDAQ Capital Market as of December 31, 2012, the last trading day in 2012 ($7.57), less the exercise price. For purposes of this calculation, any outstanding options having an exercise price (e.g., strike price) greater than the closing price of our common stock on such date have a value of $0. The RSA and time-based RSU shares are valued based on the closing market price of our common stock on the NASDAQ Capital Market as of December 31, 2012, the last trading day in 2012 ($7.57).

(10)
Reflects the value, if any, of unexercised and unvested stock options, unvested RSAs, and unvested time-based RSUs that would have become fully vested on the executive's termination date occurring on December 31, 2012, and in the case of stock options, would remain exercisable for a period of one year following the executive's termination date — or longer if the Company requested a transition services period. The positive value reflected in the table for accelerated equity awards related to such options, RSAs, and time-based RSUs, with such acceleration terms being provided for in the executive's Executive Retention and Severance Agreement, as it existed on December 31, 2012, or the award agreement or certificate under which the award was granted. The options are valued based on the closing market price of our common stock on the NASDAQ Capital Market as of December 31, 2012, the last trading day in 2012 ($7.57), less the exercise price. For purposes of this calculation, any outstanding options having an exercise price (e.g., strike price) greater than the closing price of our common stock on such date have a value of $0. The RSA and time-based RSU shares are valued based on the closing market price of our common stock on the NASDAQ Capital Market as of December 31, 2012, the last trading day in 2012 ($7.57).

        Change in Control.    The following table is intended to reflect the value of any equity awards held by our Named Executive Officers that would have vested upon a change in control of the Company occurring on December 31, 2012 (without the requirement of an associated termination of the executive).

Accelerated Award(1)	Berkowitz		Glaser	Samuelson	Caulfield	Robison
Value of Stock Options	$23,281	(2)	—	—	—	—
Value of Performance-based RSUs	—		—	—	—	—
Value of RSAs (or time-based RSUs)	—		—	—	—	—
TOTAL	$23,281		—	—	—	—

(1)
The values shown in the table assume that any outstanding awards issued under our 2011 Incentive Plan (adopted by stockholder approval on June 15, 2011) would be continued by the Company (or other surviving entity) in connection with the contemplated change in control (or equitably converted or substituted); otherwise such awards would vest in whole or, in the case of performance-based RSUs (none applicable), on a pro-rated basis.

(2)
Reflects the value, if any, of unexercised and unvested stock options that pursuant to Mr. Berkowitz's Executive Retention and Severance Agreement would vest upon a change in control of the Company occurring on December 31, 2012, and would remain exercisable for a period of three years following expiration of the options. Options reflected in the table are valued based on the closing market price of our common stock on the NASDAQ Capital Market as of December 31, 2012, the last trading day in 2012 ($7.57), less the exercise price. For purposes of this calculation, any outstanding options having an exercise price (e.g., strike price) greater than the closing price of our common stock on such date have a value of $0.

Compensation Committee Report

        The Management Development and Compensation Committee (the "Committee") has reviewed and discussed with management the "Compensation Discussion and Analysis" section contained in this proxy statement. Based on its review and discussions with management, the Committee recommended to the Board of Directors that the content of the "Compensation Discussion and Analysis" section of this proxy statement be included in this proxy statement and the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2012, each of which has or will be filed with the Securities and Exchange Commission. This report is provided by the following independent directors, who comprise the Committee:

BRUCE G. WILLISON, Chairperson
JOE F. HANAUER

Compensation Committee Interlocks and Insider Participation

        During 2012, the Management Development and Compensation Committee was composed Messrs. Hanauer, Willison, and, until his resignation from our Board effective April 6, 2012, Mr. Fred D. Anderson. None of such persons was an officer or employee of the Company during 2012 or at any time in the past. During 2012, none of the members of the Management Development and Compensation Committee had any relationship with the Company requiring disclosure under applicable rules of the SEC. None of our executive officers serves as a member of the board of directors or compensation committee, or similar committee, of any other company that has one or more of its executive officers serving as a member of our Board of Directors or our Management Development and Compensation Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policy and Procedures

        The Audit Committee is responsible for the review and approval of transactions between the Company and its directors and/or executive officers (or their immediate family members) that would be subject to disclosure in the Company's proxy statement pursuant to the SEC rules (generally transactions involving amounts exceeding $120,000 in which a related party has a direct or indirect material interest). The Audit Committee's charter requires that the committee review all related party transactions for potential conflict of interest situations on an ongoing basis and that the committee approve only those transactions that are the subject of arm's length negotiations and have terms that would be no worse than those that could be obtained by negotiating with an outside party. The Audit Committee will also review all transactions between the Company and the NAR or the National Association of Home Builders with a value in excess of $1 million.

        Our corporate governance guidelines further require that each Board member and executive officer disclose to the Audit Committee and the Board any financial interest or personal interest that he or she has in any contract or transaction that is being considered by the Audit Committee or the Board for approval. After such disclosure and response to any questions that the Audit Committee or the Board may have, the interested director will, unless otherwise requested by the Audit Committee or the Board, abstain from voting on the matter and, if requested, will leave the meeting while the remaining members of the Audit Committee or the Board discuss and vote on such matter. Our corporate governance guidelines further require that the Audit Committee shall only approve a related party transaction, including certain transactions between the Company and the NAR or the National Association of Home Builders, if it is a transaction that is the subject of arm's length negotiations, has terms that are no worse than those that could be obtained by negotiating with an outside party, and otherwise meets regulatory requirements as well as other legal requirements applicable to the Company.

        In 2012, no new related party transaction required approval by our Audit Committee, and there are no transactions, outside of the operating agreement with NAR described below, in which our Company is or will be a participant and the amount exceeds $120,000 and in which any related person has or will have a direct or indirect material interest.

        The Board has previously approved the related party transactions described below.

Operating Agreement with the National Association of REALTORS®

        In November 1996, we entered into an operating agreement with the NAR, which governs how our subsidiary, RealSelect, Inc., operates the realtor.com® web site on behalf of the NAR and requires us to make royalty payments to the NAR. Various amendments to that agreement have been agreed upon since 1996. In accordance with the operating agreement, as amended, and other advertising agreements with the NAR, we paid approximately $2.0 million to the NAR in 2012. Under the operating agreement, for 2013 and beyond, we must pay the amount due during the prior calendar year plus or minus, as the case may be, the percentage change in the Consumer Price Index for the prior calendar year, in four equal installments due on the last day of each calendar quarter for that calendar year.

REPORT OF THE AUDIT COMMITTEE

To The Board of Directors:

        The Audit Committee of the Board of Directors of Move, Inc. (the "Company") reviewed and discussed the audited financial statements for the year ended December 31, 2012, with Company management and with Ernst & Young LLP ("Ernst & Young"), the Company's independent registered public accounting firm. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU 380), as adopted by the Public Company Accounting Oversight Board (the "PCAOB") in Rule 3200T. The Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence. Based on the review and discussions described in this Report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2012, for filing with the Securities and Exchange Commission.

By the Audit Committee of the Board of Directors
KENNETH K. KLEIN, Chairman
V. PAUL UNRUH
BRUCE G. WILLISON

 CODE OF CONDUCT AND BUSINESS ETHICS

        We have a strong commitment to business ethics and to complying with the laws that govern the conduct of our businesses. We believe that a commitment to honesty and integrity is a valuable asset that builds trust with our customers, suppliers, employees, stockholders and the communities in which we operate. To implement our commitment, we have developed a code of conduct and business ethics. The code applies to all of our employees, directors, officers, agents and consultants. We have also established a compliance program that is intended to ensure that we have in place policies and systems designed to prevent and detect violations of the code or any applicable law, policy or regulation. A copy of the code is available at our website at http://investor.move.com, by clicking on "Corporate Governance."

        We will post on our website, http://investor.move.com, any amendments to, or waivers from, a provision of the code that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, and that relates to any of the following: (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in other public communications made by us; (iii) compliance with applicable governmental laws, rules and regulations; (iv) the prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; or (v) accountability for adherence to the code.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our directors, executive officers and beneficial owners of more than 10% of our common stock (the "Reporting Persons"), to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. Reporting Persons are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file.

        Based solely on our review of the copies of Section 16(a) reports received or written representations from certain Reporting Persons, we believe that all reporting requirements under Section 16(a) for the fiscal year ended December 31, 2012, were met in a timely manner by the Reporting Persons except that each of Messrs. Berkowitz, Samuelson, and Caulfield filed on February 8, 2012, a late Form 4 to report a grant of incentive stock options, nonqualified stock options and restricted stock from the Company; Ms. Patricia Wehr filed on March 2, 2012, a late Form 3 and a late Form 4 to report a grant of restricted stock from the Company; Mr. Berkowitz filed on March 5, 2012, a late Form 4 to report the receipt of common stock earned pursuant to an award of performance-based restricted stock units; and Ms. Wehr filed on April 19, 2012 a late Form 4 to report a grant of nonqualified stock options and restricted stock from the Company (which Form 4 was subsequently amended by a Form 4/A filed on April 23, 2012).

STOCKHOLDER PROPOSALS FOR THE 2014 ANNUAL MEETING OF STOCKHOLDERS

        Proposals of stockholders that are intended to be presented at our 2014 annual meeting must under Rule 14a-8 of the Exchange Act be received by us no later than January 1, 2014 in order that they may be included in the proxy statement and form of proxy relating to that meeting. Notice of a stockholder-sponsored proposal submitted pursuant to our Bylaws (i.e., a proposal to be presented at the 2014 annual meeting of stockholders but not submitted for inclusion in our proxy statement for such meeting under Rule 14a-8) will be considered untimely under our Bylaws unless it is delivered to our corporate secretary at the principal executive offices of the Company no later than the close of business on April 14, 2014, nor earlier than the close of business on March 14, 2014.

 OTHER MATTERS

        We know of no other matters to be submitted to the stockholders at the annual meeting. If any other matters properly come before the stockholders at the annual meeting, it is the intention of the persons named on the enclosed proxy card to vote the shares they represent as the Board may recommend.

ADDITIONAL INFORMATION

        A copy of our Annual Report to Stockholders for the fiscal year ended December 31, 2012, accompanies this proxy statement. We file annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, as well as our proxy statements and other information, with the SEC. In most cases, those documents are available, without charge, on our website at http://investor.move.com/sec.cfm as soon as reasonably practicable after they are filed electronically with the SEC. Copies are also available, without charge, from Move, Inc., Investor Relations, 10 Almaden Boulevard, Suite 800, San Jose, California 95113. You may also read and copy these documents at the SEC's Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549 under our SEC file number (000-26659), and you may obtain information on the operation of the public reference room by calling the SEC at 1-800-SEC-0330. In most cases, these documents are available over the Internet from the SEC's web site at http://www.sec.gov.

 Appendix A

Form of Proposed Amendment to the Move, Inc. 2011 Incentive Plan

AMENDMENT TO THE
MOVE, INC.
2011 INCENTIVE PLAN

        This Amendment to the Move, Inc. 2011 Incentive Plan (the "Plan"), has been adopted by the Board of Directors and approved by the stockholders of Move, Inc. (the "Company"), to be effective as of June 12, 2013.

  1.
  The Plan is hereby amended by deleting Section 5.1 in its entirety and replacing it with the following:

          "5.1.    NUMBER OF SHARES.    Subject to adjustment as provided in Sections 5.2 and Section 15.1, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 7,300,000, plus a number of additional Shares (not to exceed 2,500,000) underlying awards outstanding as of the Effective Date under the Company's Prior Plans that thereafter terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason. The maximum number of Shares that may be issued upon exercise of Incentive Stock Options granted under the Plan shall be 7,300,000. From and after the Effective Date, no further awards shall be granted under the Prior Plans and the Prior Plans shall remain in effect only so long as awards granted thereunder shall remain outstanding."

  2.
  Except as expressly amended hereby, the terms of the Plan shall be and remain unchanged and the Plan as amended hereby shall remain in full force and effect.

        IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized representative on the day and year first above written.

MOVE, INC.
By:	Authorized Officer

 Appendix B

Move, Inc. 2011 Incentive Plan

Move, Inc. 2011 Incentive Plan begins on the following page.

 MOVE, INC.
2011 INCENTIVE PLAN

ARTICLE 1
PURPOSE

        1.1.    GENERAL.    The purpose of the Move, Inc. 2011 Incentive Plan (the "Plan") is to promote the success, and enhance the value, of Move, Inc. (the "Company"), by linking the personal interests of employees, officers, directors and consultants of the Company or any Affiliate (as defined below) to those of Company stockholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, officers, directors and consultants upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees, officers, directors and consultants of the Company and its Affiliates.

ARTICLE 2
DEFINITIONS

        2.1.    DEFINITIONS.    When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Section 1.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

          (a)   "Affiliate" means (i) any Subsidiary or Parent, or (ii) an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee.

          (b)   "Award" means an award of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Awards, Dividend Equivalents, Other Stock-Based Awards, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

          (c)   "Award Certificate" means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award. Award Certificates may be in the form of individual award agreements or certificates or a program document describing the terms and provisions of an Award or series of Awards under the Plan. The Committee may provide for the use of electronic, internet or other non-paper Award Certificates, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

          (d)   "Beneficial Owner" shall have the meaning given such term in Rule 13d-3 of the General Rules and Regulations under the 1934 Act.

          (e)   "Board" means the Board of Directors of the Company.

          (f)    "Cause" as a reason for a Participant's termination of employment shall have the meaning assigned such term in the employment, severance or similar agreement, if any, between such Participant and the Company or an Affiliate, provided, however that if there is no such employment, severance or similar agreement in which such term is defined, and unless otherwise defined in the applicable Award Certificate, "Cause" shall mean any of the following acts by the Participant, as determined by the Committee: gross neglect of duty, prolonged absence from duty without the consent of the Company, material breach by the Participant of any published Company code of conduct or code of ethics; intentionally engaging in activity that is in conflict with or adverse to the business or other interests of the Company; or willful misconduct, misfeasance or malfeasance of duty which is reasonably determined to be detrimental to the Company. With respect to a Participant's

1

  termination of directorship, "Cause" means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law. The determination of the Committee as to the existence of "Cause" shall be conclusive on the Participant and the Company.

          (g)   "Change in Control" means and includes the occurrence of any one of the following events but shall specifically exclude a Public Offering:

              (i)  any "person" (as such term is used in Sections 13(d) and 14(d) of the 1934 Act) , other than a trustee or other fiduciary holding securities of the Company under an employee benefit plan of the Company, becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the 1934 Act), directly or indirectly, of securities of the Company representing 50% or more of (A) the outstanding shares of Stock of the Company or (B) the combined voting power of the Company's then-outstanding securities;

             (ii)  the Company is party to a merger or consolidation, or series of related transactions, which results in the voting securities of the Company outstanding immediately prior thereto failing to continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving or another entity) at least fifty (50%) percent of the combined voting power of the voting securities of the Company or such surviving or other entity outstanding immediately after such merger or consolidation;

            (iii)  the sale or disposition of all or substantially all of the Company's assets (or consummation of any transaction, or series of related transactions, having similar effect), unless at least fifty (50%) percent of the combined voting power of the voting securities of the entity acquiring those assets is held by persons who held the voting securities of the Company immediately prior to such transaction or series of transactions;

            (iv)  there occurs a change in the composition of the Board of Directors of the Company within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors;

             (v)  the dissolution or liquidation of the Company, unless after such liquidation or dissolution all or substantially all of the assets of the Company are held in an entity at least fifty (50%) percent of the combined voting power of the voting securities of which is held by persons who held the voting securities of the Company immediately prior to such liquidation or dissolution; or

            (vi)  any consummated transaction or series of related transactions that has the substantial effect of anyone or more of the foregoing.

          (h)   "Code" means the Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

          (i)    "Committee" means the committee of the Board described in Article 4.

          (j)    "Company" means Move, Inc., a Delaware corporation, or any successor corporation.

          (k)   "Continuous Service" means the absence of any interruption or termination of service as an employee, officer, director or consultant of the Company or any Affiliate, as applicable; provided, however, that for purposes of an Incentive Stock Option "Continuous Service" means the absence of any interruption or termination of service as an employee of the Company or any Parent or Subsidiary, as applicable, pursuant to applicable tax regulations. Continuous Service shall not be considered interrupted in the following cases: (i) a Participant transfers employment between the Company and an Affiliate or between Affiliates, or (ii) in the discretion of the Committee as specified at or prior to such occurrence, in the case of a spin-off, sale or disposition of the Participant's

2

  employer from the Company or any Affiliate, or (iii) any leave of absence authorized in writing by the Company prior to its commencement; provided, however, that for purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Whether military, government or other service or other leave of absence shall constitute a termination of Continuous Service shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive; provided, however, that for purposes of any Award that is subject to Code Section 409A, the determination of a leave of absence must comply with the requirements of a "bona fide leave of absence" as provided in Treas. Reg. Section 1.409A-1(h).

          (l)    "Covered Employee" means a covered employee as defined in Code Section 162(m)(3).

          (m)  "Deferred Stock Unit" means a right granted to a Participant under Article 9 to receive Shares (or the equivalent value in cash or other property if the Committee so provides) at a future time as determined by the Committee, or as determined by the Participant within guidelines established by the Committee in the case of voluntary deferral elections.

          (n)   "Disability" of a Participant means that the Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Participant's employer. If the determination of Disability relates to an Incentive Stock Option, Disability means Permanent and Total Disability as defined in Section 22(e)(3) of the Code. In the event of a dispute, the determination of whether a Participant is Disabled will be made by the Committee and may be supported by the advice of a physician competent in the area to which such Disability relates.

          (o)   "Dividend Equivalent" means a right granted to a Participant under Article 12.

          (p)   "Effective Date" has the meaning assigned such term in Section 3.1.

          (q)   "Eligible Participant" means an employee (including a leased employee), officer, director or consultant of the Company or any Affiliate.

          (r)   "Exchange" means any national securities exchange on which the Stock may from time to time be listed or traded.

          (s)   "Fair Market Value," on any date, means (i) if the Stock is listed on a securities exchange, the closing sales price on the principal such exchange on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange, the mean between the bid and offered prices as quoted by the applicable interdealer quotation system for such date, provided that if the Stock is not quoted on an interdealer quotation system or it is determined that the fair market value is not properly reflected by such quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable and in compliance with Code Section 409A.

          (t)    "Full-Value Award" means an Award other than in the form of an Option or SAR, and which is settled by the issuance of Stock (or at the discretion of the Committee, settled in cash valued by reference to Stock value).

3

          (u)   "Good Reason" (or a similar term denoting constructive termination) has the meaning, if any, assigned such term in the employment, consulting, severance or similar agreement, if any, between a Participant and the Company or an Affiliate; provided, however, that if there is no such employment, consulting, severance or similar agreement in which such term is defined, "Good Reason" shall have the meaning, if any, given such term in the applicable Award Certificate. If not defined in either such document, the term "Good Reason" as used herein shall not apply to a particular Award.

          (v)   "Grant Date" of an Award means the first date on which all necessary corporate action has been taken to approve the grant of the Award as provided in the Plan, or such later date as is determined and specified as part of that authorization process. Notice of the grant shall be provided to the grantee within a reasonable time after the Grant Date.

          (w)  "Incentive Stock Option" means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.

          (x)   "Incumbent Director" means a director who (1) is a director of the Company as of the Effective Date, (2) is elected, or nominated for election, to the Board of Directors of the Company with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination, or (3) was not elected or nominated in connection with an actual or threatened proxy contest relating to the election of directors to the Company.

          (y)   "Independent Directors" means those members of the Board of Directors who qualify at any given time as (a) an "independent" director under the applicable rules of each Exchange on which the Shares are listed, (b) a "non-employee" director under Rule 16b-3 of the 1934 Act, and (c) an "outside" director under Section 162(m) of the Code.

          (z)   "Non-Employee Director" means a director of the Company who is not a common law employee of the Company or an Affiliate.

          (aa) "Nonstatutory Stock Option" means an Option that is not an Incentive Stock Option.

          (bb) "Option" means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

          (cc) "Other Stock-Based Award" means a right, granted to a Participant under Article 13, that relates to or is valued by reference to Stock or other Awards relating to Stock.

          (dd) "Parent" means a corporation, limited liability company, partnership or other entity which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Parent shall have the meaning set forth in Section 424(e) of the Code.

          (ee) "Participant" means an Eligible Participant who has been granted an Award under the Plan; provided that in the case of the death of a Participant, the term "Participant" refers to a beneficiary designated pursuant to Section 14.4 or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

          (ff)  "Performance Award" means any award granted under the Plan pursuant to Article 10.

          (gg) "Person" means any individual, entity or group, within the meaning of Section 3(a)(9) of the 1934 Act and as used in Section 13(d)(3) or 14(d)(2) of the 1934 Act.

          (hh) "Plan" means the Move, Inc. 2011 Incentive Plan, as amended from time to time.

           (ii)  "Prior Plans" mean the Company's 1999 Homestore.com, Inc. Stock Incentive Plan, 2000 Move.com, Inc. (Cendant) Stock Incentive Plan, 2000 Hessel Group, Inc. Stock Option Plan, 2000

4

  Homewrite Incorporated Equity Incentive Plan, 2001 iPlace, Inc. Equity Incentive Plan and 2002 Homestore.com, Inc. Stock Incentive Plan, and the Company's 2009 reserve for employment inducement awards established, in reliance on NASDAQ Listing Rule 5635(c)(4).

          (jj)   "Qualified Performance-Based Award" means an Award that is either (i) intended to qualify for the Section 162(m) Exemption and is made subject to performance goals based on Qualified Business Criteria as set forth in Section 11.2, or (ii) an Option or SAR having an exercise price equal to or greater than the Fair Market Value of the underlying Stock as of the Grant Date.

          (kk) "Qualified Business Criteria" means one or more of the Business Criteria listed in Section 11.2 upon which performance goals for certain Qualified Performance-Based Awards may be established by the Committee.

          (ll)   "Restricted Stock" means Stock granted to a Participant under Article 9 that is subject to certain restrictions and to risk of forfeiture.

          (mm)  "Restricted Stock Unit" means the right granted to a Participant under Article 9 to receive shares of Stock (or the equivalent value in cash or other property if the Committee so provides) in the future, which right is subject to certain restrictions and to risk of forfeiture.

          (nn) "Retirement" means a Participant's termination of employment with the Company or an Affiliate with the Committee's approval after attaining any normal retirement age specified in any pension, profit sharing or other retirement program sponsored by the Company, or, in the event of the inapplicability thereof with respect to the Participant in question, as determined by the Committee in its reasonable judgment.

          (oo) "Section 162(m) Exemption" means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code or any successor provision thereto.

          (pp) "Shares" means shares of the Company's Stock. If there has been an adjustment or substitution pursuant to Article 15, the term "Shares" shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted pursuant to Article 15.

          (qq) "Stock" means the $0.001 par value common stock of the Company and such other securities of the Company as may be substituted for Stock pursuant to Article 15.

          (rr)  "Stock Appreciation Right" or "SAR" means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a Share as of the date of exercise of the SAR over the base price of the SAR, all as determined pursuant to Article 8.

          (ss)  "Subsidiary" means any corporation, limited liability company, partnership or other entity, domestic or foreign, of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Subsidiary shall have the meaning set forth in Section 424(f) of the Code.

          (tt)  "1933 Act" means the Securities Act of 1933, as amended from time to time.

          (uu) "1934 Act" means the Securities Exchange Act of 1934, as amended from time to time.

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 ARTICLE 3
EFFECTIVE TERM OF PLAN

        3.1.    EFFECTIVE DATE.    The Plan will become effective on the date that it is approved by the Company's stockholders (the "Effective Date").

        3.2.    TERMINATION OF PLAN.    Unless earlier terminated as provided herein, the Plan shall continue in effect until the tenth anniversary of the Effective Date or, if the stockholders approve an amendment to the Plan that increases the number of Shares subject to the Plan, the tenth anniversary of the date of such approval. The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination, which shall continue to be governed by the applicable terms and conditions of the Plan. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten (10) years after the Effective Date.

ARTICLE 4
ADMINISTRATION

        4.1.    COMMITTEE.    The Plan shall be administered by a Committee appointed by the Board (which Committee shall consist of at least two directors) or, at the discretion of the Board from time to time, the Plan may be administered by the Board. It is intended that at least two of the directors appointed to serve on the Committee shall be Independent Directors and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who at the time of consideration for such Award (i) are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or (ii) are reasonably anticipated to become Covered Employees during the term of the Award. However, the mere fact that a Committee member shall fail to qualify as an Independent Director or shall fail to abstain from such action shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board. Unless and until changed by the Board, the Compensation Committee of the Board is designated as the Committee to administer the Plan. The Board may reserve to itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board has reserved any authority and responsibility or during any time that the Board is acting as administrator of the Plan, it shall have all the powers and protections of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board. To the extent any action of the Board under the Plan conflicts with actions taken by the Committee, the actions of the Board shall control. Notwithstanding any of the foregoing, grants of Awards to Non-Employee Directors under the Plan shall be made only in accordance with the terms, conditions and parameters of a plan, program or policy for the compensation of Non-Employee Directors that is approved and administered by a committee of the Board consisting solely of Independent Directors.

        4.2.    ACTION AND INTERPRETATIONS BY THE COMMITTEE.    For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent it deems necessary to carry out the intent of the Plan. The Committee's interpretation of the Plan, any Awards granted under the Plan, any Award Certificate and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company's or an Affiliate's independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company or the Committee to assist in the administration

6

of the Plan. No member of the Committee will be liable for any good faith determination, act or omission in connection with the Plan or any Award.

        4.3.    AUTHORITY OF COMMITTEE.    Except as provided in Section 4.1 hereof, the Committee has the exclusive power, authority and discretion to:

          (a)   Grant Awards;

          (b)   Designate Participants;

          (c)   Determine the type or types of Awards to be granted to each Participant;

          (d)   Determine the number of Awards to be granted and the number of Shares or dollar amount to which an Award will relate;

          (e)   Determine the terms and conditions of any Award granted under the Plan;

          (f)    Prescribe the form of each Award Certificate, which need not be identical for each Participant;

          (g)   Decide all other matters that must be determined in connection with an Award;

          (h)   Establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;

          (i)    Make all other decisions, determinations and interpretations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan;

          (j)    Amend the Plan or any Award Certificate as provided herein; and

          (k)   Adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of the United States or any non-U.S. jurisdictions in which the Company or any Affiliate may operate, in order to assure the viability of the benefits of Awards granted to participants located in the United States or such other jurisdictions and to further the objectives of the Plan.

        Notwithstanding the foregoing, grants of Awards to Non-Employee Directors hereunder shall be made only in accordance with the terms, conditions and parameters of a plan, program or policy for the compensation of Non-Employee Directors as in effect from time to time, and the Committee may not make discretionary grants hereunder to Non-Employee Directors.

        4.4.    DELEGATION.

          (a)    Administrative Duties.    The Committee may delegate to one or more of its members or to one or more officers of the Company or an Affiliate or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan.

          (b)    Special Committee.    The Board may, by resolution, expressly delegate to a special committee, consisting of one or more directors who may but need not be officers of the Company, the authority, within specified parameters as to the number and terms of Awards, to (i) designate officers and/or employees of the Company or any of its Affiliates to be recipients of Awards under the Plan, and (ii) to determine the number of such Awards to be received by any such Participants; provided, however, that such delegation of duties and responsibilities to an officer of the Company may not be made with respect to the grant of Awards to eligible participants (a) who are subject to Section 16(a) of the 1934 Act at the Grant Date, or (b) who as of the Grant Date are reasonably anticipated to be become Covered Employees during the term of the Award. The acts of such delegates shall be treated hereunder as acts of the Board and such delegates shall report regularly to the Board and the

7

  Compensation Committee regarding the delegated duties and responsibilities and any Awards so granted.

        4.5.    INDEMNIFICATION.    Each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with this Article 4 shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE 5
SHARES SUBJECT TO THE PLAN

        5.1.    NUMBER OF SHARES.    Subject to adjustment as provided in Sections 5.2 and Section 15.1, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 5,200,000, plus a number of additional Shares (not to exceed 2,500,000) underlying awards outstanding as of the Effective Date under the Company's Prior Plans that thereafter terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason. The maximum number of Shares that may be issued upon exercise of Incentive Stock Options granted under the Plan shall be 5,200,000. From and after the Effective Date, no further awards shall be granted under the Prior Plans and the Prior Plans shall remain in effect only so long as awards granted thereunder shall remain outstanding.

        5.2.    SHARE COUNTING.    Shares covered by an Award shall be subtracted from the Plan share reserve as of the Grant Date, but shall be added back to the Plan share reserve in accordance with this Section 5.2.

          (a)   Awards of Options and Stock Appreciation Rights shall count against the number of Shares remaining available for issuance pursuant to Awards granted under the Plan as one Share for each Share covered by such Awards, and Full Value Awards shall count against the number of Shares remaining available for issuance pursuant to Awards granted under the Plan as 1.54 Shares for each Share covered by such Awards.

          (b)   The full number of Shares subject to the Option shall count against the number of Shares remaining available for issuance pursuant to Awards granted under the Plan, even if the exercise price of an Option is satisfied through net-settlement or by delivering Shares to the Company (by either actual delivery or attestation).

          (c)   Upon exercise of Stock Appreciation Rights that are settled in Shares, the full number of Stock Appreciation Rights (rather than the net number of Shares actually delivered upon exercise) shall count against the number of Shares remaining available for issuance pursuant to Awards granted under the Plan.

          (d)   Shares withheld from an Award of Options or Stock Appreciation Rights to satisfy tax withholding requirements shall count against the number of Shares remaining available for issuance pursuant to Awards granted under the Plan, and Shares delivered by a participant with respect to an

8

  Award of Options or Stock Appreciation Rights to satisfy tax withholding requirements shall not be added to the Plan share reserve.

          (e)   To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued or forfeited Shares subject to the Award will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.

          (f)    Shares subject to Awards settled in cash will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.

          (g)   To the extent that the full number of Shares subject to a Full Value Award is not issued for any reason, including by reason of failure to achieve maximum performance goals or Shares withheld to satisfy tax withholding requirements, the unissued Shares originally subject to the Award will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.

          (h)   Substitute Awards granted pursuant to Section 14.10 of the Plan shall not count against the Shares otherwise available for issuance under the Plan under Section 5.1.

          (i)    Subject to applicable Exchange requirements, shares available under a stockholder-approved plan of a company acquired by the Company (as appropriately adjusted to Shares to reflect the transaction) may be issued under the Plan pursuant to Awards granted to individuals who were not employees of the Company or its Affiliates immediately before such transaction and will not count against the maximum share limitation specified in Section 5.1.

        5.3.    STOCK DISTRIBUTED.    Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

        5.4.    LIMITATION ON AWARDS.    Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Article 15):

          (a)    Options.    The maximum aggregate number of Shares subject to Options granted under the Plan in any 12-month period to any one Participant shall be 1,000,000.

          (b)    SARs.    The maximum number of Shares subject to Stock Appreciation Rights granted under the Plan in any 12- month period to any one Participant shall be 1,000,000.

          (c)    Restricted Stock or Restricted Stock Units.    The maximum aggregate number of Shares underlying Awards of Restricted Stock or Restricted Stock Units under the Plan in any 12-month period to any one Participant shall be 625,000.

          (d)    Other Stock-Based Awards.    The maximum aggregate grant with respect to Other Stock-Based Awards under the Plan in any 12-month period to any one Participant shall be 625,000 Shares.

          (e)    Cash-Based Awards.    The maximum aggregate amount that may be paid with respect to cash-based Awards under the Plan to any one Participant in any fiscal year of the Company shall be $10,000,000.

        5.5.    MINIMUM VESTING REQUIREMENTS.    Except in the case of substitute Awards granted pursuant to Section 14.10, Full-Value Awards granted under the Plan to an Eligible Participant shall either (i) be subject to a minimum vesting period of three years (which may include graduated vesting within such three-year period), or one year if the vesting is based on performance criteria other than continued service, or (ii) be granted solely in exchange for foregone cash compensation. Notwithstanding the foregoing, (a) the Committee may permit and authorize acceleration of vesting of such Full-Value Awards in the event of the Participant's death, Disability, or Retirement, or the occurrence of a Change in Control (subject to the requirements of Article 11 in the case of Qualified Performance-Based Awards), and (b) the Committee may grant Full-Value Awards without the above-described minimum vesting requirements, or

9

may permit and authorize acceleration of vesting of Full-Value Awards otherwise subject to the above-described minimum vesting requirements, with respect to Awards covering 10% or fewer of the total number of Shares authorized under the Plan.

ARTICLE 6
ELIGIBILITY

        6.1.    GENERAL.    Awards may be granted only to Eligible Participants. Incentive Stock Options may be granted only to Eligible Participants who are employees of the Company or a Parent or Subsidiary as defined in Section 424(e) and (f) of the Code. Eligible Participants who are service providers to an Affiliate may be granted Options or SARs under this Plan only if the Affiliate qualifies as an "eligible issuer of service recipient stock" within the meaning of §1.409A-1(b)(5)(iii)(E) of the final regulations under Code Section 409A.

ARTICLE 7
STOCK OPTIONS

        7.1.    GENERAL.    The Committee is authorized to grant Options to Participants on the following terms and conditions:

          (a)    EXERCISE PRICE.    The exercise price per Share under an Option shall be determined by the Committee, provided that the exercise price for any Option (other than an Option issued as a substitute Award pursuant to Section 14.10) shall not be less than the Fair Market Value as of the Grant Date.

          (b)    PROHIBITION ON REPRICING.    Except as otherwise provided in Section 15.1, the exercise price of an Option may not be reduced, directly or indirectly by cancellation and regrant or otherwise, without the prior approval of the stockholders of the Company.

          (c)    TIME AND CONDITIONS OF EXERCISE.    The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(e), and may provide that an Option that is otherwise exercisable and has an exercise price that is less than the Fair Market Value of the Stock on the last day of its term will be automatically exercised on such final date of the term by means of a "net exercise," thus entitling the optionee to Shares equal to the intrinsic value of the Option on such exercise date, less the number of Shares required for tax withholding. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested.

          (d)    PAYMENT.    The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, and the methods by which Shares shall be delivered or deemed to be delivered to Participants. As determined by the Committee at or after the Grant Date, payment of the exercise price of an Option may be made in, in whole or in part, in the form of (i) cash or cash equivalents, (ii) delivery (by either actual delivery or attestation) of previously-acquired Shares based on the Fair Market Value of the Shares on the date the Option is exercised, (iii) withholding of Shares from the Option based on the Fair Market Value of the Shares on the date the Option is exercised, (iv) broker-assisted market sales, or (iv) any other "cashless exercise" arrangement.

          (e)    EXERCISE TERM.    Except for Nonstatutory Options granted to Participants outside the United States, no Option granted under the Plan shall have a period during which it may be exercised that is longer than ten years from the Grant Date.

          (f)    NO DEFERRAL FEATURE.    No Option shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the Option.

10

          (g)    NO DIVIDEND EQUIVALENTS.    No Option shall provide for Dividend Equivalents.

        7.2.    INCENTIVE STOCK OPTIONS.    The terms of any Incentive Stock Options granted under the Plan must comply with the requirements of Section 422 of the Code. Without limiting the foregoing, any Incentive Stock Option granted to a Participant who at the Grant Date owns more than 10% of the voting power of all classes of shares of the Company must have an exercise price per Share of not less than 110% of the Fair Market Value per Share on the Grant Date and an Option term of not more than five years. If all of the requirements of Section 422 of the Code (including the above) are not met, the Option shall automatically become a Nonstatutory Stock Option.

ARTICLE 8
STOCK APPRECIATION RIGHTS

        8.1.    GRANT OF STOCK APPRECIATION RIGHTS.    The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

          (a)    RIGHT TO PAYMENT.    Upon the exercise of a SAR, the Participant has the right to receive, for each Share with respect to which the SAR is being exercised, the excess, if any, of:

            (1)   The Fair Market Value of one Share on the date of exercise; over

            (2)   The base price of the SAR as determined by the Committee and set forth in the Award Certificate, which shall not be less than the Fair Market Value of one Share on the Grant Date.

          (b)    PROHIBITION ON REPRICING.    Except as otherwise provided in Section 15.1, the base price of a SAR may not be reduced, directly or indirectly by cancellation and regrant or otherwise, without the prior approval of the stockholders of the Company.

          (c)    TIME AND CONDITIONS OF EXERCISE.    The Committee shall determine the time or times at which a SAR may be exercised in whole or in part, including a provision that a SAR that is otherwise exercisable and has a base price that is less than the Fair Market Value of the Stock on the last day of its term will be automatically exercised on such final date of the term, thus entitling the holder to cash or Shares equal to the intrinsic value of the SAR on such exercise date, less the cash or number of Shares required for tax withholding. Except for SARs granted to Participants outside the United States, no SAR shall be exercisable for more than ten years from the Grant Date.

          (d)    NO DEFERRAL FEATURE.    No SAR shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the SAR.

          (e)    NO DIVIDEND EQUIVALENTS.    No SAR shall provide for Dividend Equivalents.

          (f)    OTHER TERMS.    All SARs shall be evidenced by an Award Certificate. Subject to the limitations of this Article 8, the terms, methods of exercise, methods of settlement, form of consideration payable in settlement (e.g., cash, Shares or other property), and any other terms and conditions of the SAR shall be determined by the Committee at the time of the grant and shall be reflected in the Award Certificate.

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 ARTICLE 9
RESTRICTED STOCK, RESTRICTED STOCK UNITS
AND DEFERRED STOCK UNITS

        9.1.    GRANT OF RESTRICTED STOCK, RESTRICTED STOCK UNITS AND DEFERRED STOCK UNITS.    The Committee is authorized to make Awards of Restricted Stock, Restricted Stock Units or Deferred Stock Units to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. An Award of Restricted Stock, Restricted Stock Units or Deferred Stock Units shall be evidenced by an Award Certificate setting forth the terms, conditions, and restrictions applicable to the Award.

        9.2.    ISSUANCE AND RESTRICTIONS.    Restricted Stock, Restricted Stock Units or Deferred Stock Units shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, for example, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Except as otherwise provided in an Award Certificate or any special Plan document governing an Award, a Participant shall have none of the rights of a stockholder with respect to Restricted Stock Units or Deferred Stock Units until such time as Shares of Stock are paid in settlement of such Awards.

        9.3    DIVIDENDS ON RESTRICTED STOCK.    In the case of Restricted Stock, the Committee may provide that ordinary cash dividends declared on the Shares before they are vested (i) will be forfeited, (ii) will be deemed to have been reinvested in additional Shares or otherwise reinvested (subject to Share availability under Section 5.1 hereof), or (iii) in the case of Restricted Stock that is not subject to performance-based vesting, will be paid or distributed to the Participant as accrued (in which case, such dividends must be paid or distributed no later than the 15 th day of the 3 rd month following the later of (A) the calendar year in which the corresponding dividends were paid to stockholders, or (B) the first calendar year in which the Participant's right to such dividends is no longer subject to a substantial risk of forfeiture). Unless otherwise provided by the Committee, dividends accrued on Shares of Restricted Stock before they are vested shall, as provided in the Award Certificate, either (i) be reinvested in the form of additional Shares, which shall be subject to the same vesting provisions as provided for the host Award, or (ii) be credited by the Company to an account for the Participant and accumulated without interest until the date upon which the host Award becomes vested, and any dividends accrued with respect to forfeited Restricted Stock will be reconveyed to the Company without further consideration or any act or action by the Participant.

        9.4.    FORFEITURE.    Subject to the terms of the Award Certificate and except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Service during the applicable restriction period or upon failure to satisfy applicable performance goals during the applicable restriction period, Restricted Stock or Restricted Stock Units that are at that time subject to restrictions shall be forfeited.

        9.5.    DELIVERY OF RESTRICTED STOCK.    Shares of Restricted Stock shall be delivered to the Participant at the Grant Date either by book-entry registration or by delivering to the Participant, or a custodian or escrow agent (including, without limitation, the Company or one or more of its employees) designated by the Committee, a stock certificate or certificates registered in the name of the Participant. If physical certificates representing shares of Restricted Stock are registered in the name of the Participant, such certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

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 ARTICLE 10
PERFORMANCE AWARDS

        10.1.    GRANT OF PERFORMANCE AWARDS.    The Committee is authorized to grant any Award under this Plan, including cash-based Awards, with performance-based vesting criteria, on such terms and conditions as may be selected by the Committee. Any such Awards with performance-based vesting criteria are referred to herein as Performance Awards. The Committee shall have the complete discretion to determine the number of Performance Awards granted to each Participant, subject to Section 5.4, and to designate the provisions of such Performance Awards as provided in Section 4.3. All Performance Awards shall be evidenced by an Award Certificate or a written program established by the Committee.

        10.2.    PERFORMANCE GOALS.    The Committee may establish performance goals for Performance Awards which may be based on any criteria selected by the Committee. Without limiting the generality of preceding sentence, such performance goals may be described in terms of Company-wide objectives or in terms of objectives that relate to the performance of the Participant, an Affiliate or a division, region, department or function within the Company or an Affiliate. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or an Affiliate conducts its business, or other events or circumstances render performance goals to be unsuitable, the Committee may modify such performance goals in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit or function during a performance period, the Committee may determine that the performance goals or performance period are no longer appropriate and may (i) adjust, change or eliminate the performance goals or the applicable performance period as it deems appropriate to make such goals and period comparable to the initial goals and period, or (ii) make a cash payment to the participant in an amount determined by the Committee. The foregoing two sentences shall not apply with respect to a Performance Award that is intended to be a Qualified Performance-Based Award if the recipient of such award (a) was a Covered Employee on the date of the modification, adjustment, change or elimination of the performance goals or performance period, or (b) in the reasonable judgment of the Committee, may be a Covered Employee on the date the Performance Award is expected to be paid.

ARTICLE 11
QUALIFIED PERFORMANCE-BASED AWARDS

        11.1.    OPTIONS AND STOCK APPRECIATION RIGHTS.    The provisions of the Plan are intended to ensure that all Options and Stock Appreciation Rights granted hereunder to any Covered Employee shall qualify for the Section 162(m) Exemption.

        11.2.    OTHER AWARDS.    When granting any other Award, the Committee may designate such Award as a Qualified Performance-Based Award, based upon a determination that the recipient is or may be a Covered Employee with respect to such Award, and the Committee wishes such Award to qualify for the Section 162(m) Exemption. If an Award is so designated, the Committee shall establish performance goals for such Award within the time period prescribed by Section 162(m) of the Code based on one or more of the following Qualified Business Criteria, which may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of an Affiliate or a division, region, department or function within the Company or an Affiliate:

  •
  Revenue (premium revenue, total revenue or other revenue measures)

  •
  Sales

  •
  Profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures)

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  •
  Earnings (EBIT, EBITDA, Adjusted EBITDA, earnings per share, or other corporate earnings measures)

  •
  Net income (before or after taxes, operating income or other income measures)

  •
  Cash (cash flow, cash generation or other cash measures)

  •
  Stock price or performance

  •
  Total stockholder return (stock price appreciation plus reinvested dividends divided by beginning share price)

  •
  Economic value added

  •
  Return measures (including, but not limited to, return on assets, capital, equity, investments or sales, and cash flow return on assets, capital, equity, or sales);

  •
  Market share

  •
  Improvements in capital structure

  •
  Expenses (expense management, expense ratio, expense efficiency ratios or other expense measures)

  •
  Business expansion (acquisitions)

  •
  Internal rate of return or increase in net present value

  •
  Productivity measures

  •
  Cost reduction measures

  •
  Strategic plan development and implementation

        Performance goals with respect to the foregoing Qualified Business Criteria may be specified in absolute terms, in percentages, or in terms of growth from period to period or growth rates over time, as well as measured relative to the performance of a group of comparator companies, or a published or special index, or a stock market index, that the Committee deems appropriate. Any member of a comparator group or an index that ceases to exist during a measurement period shall be disregarded for the entire measurement period. Performance Goals need not be based upon an increase or positive result under a business criterion and could include, for example, the maintenance of the status quo or the limitation of economic losses (measured, in each case, by reference to a specific business criterion).

        11.3.    PERFORMANCE GOALS.    Each Qualified Performance-Based Award (other than a market-priced Option or SAR) shall be earned, vested and payable (as applicable) only upon the achievement of performance goals established by the Committee based upon one or more of the Qualified Business Criteria, together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be appropriate; provided, however, that the Committee may provide, either in connection with the grant thereof or by amendment thereafter, that achievement of such performance goals will be waived, in whole or in part, upon (i) the termination of employment of a Participant by reason of death or Disability, or (ii) the occurrence of a Change in Control. Performance periods established by the Committee for any such Qualified Performance-Based Award may be as short as three months and may be any longer period. In addition, the Committee has the right, in connection with the grant of a Qualified Performance-Based Award, to exercise negative discretion to determine that the portion of such Award actually earned, vested and/or payable (as applicable) shall be less than the portion that would be earned, vested and/or payable based solely upon application of the applicable performance goals.

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        11.4.    INCLUSIONS AND EXCLUSIONS FROM PERFORMANCE CRITERIA.    The Committee may provide in any Qualified Performance-Based Award, at the time the performance goals are established, that any evaluation of performance shall exclude or otherwise objectively adjust for any specified circumstance or event that occurs during a performance period, including by way of example but without limitation the following: (a) asset write-downs or impairment charges; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in then-current accounting principles; (f) extraordinary nonrecurring items as described in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to stockholders for the applicable year; (g) acquisitions or divestitures; and (h) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

        11.5.    CERTIFICATION OF PERFORMANCE GOALS.    Any payment of a Qualified Performance-Based Award granted with performance goals pursuant to Section 11.3 above shall be conditioned on the written certification of the Committee in each case that, or to what extent, the performance goals and any other material conditions were satisfied. Except as specifically provided in Section 11.3, no Qualified Performance-Based Award held by a Covered Employee or by an employee who in the reasonable judgment of the Committee may be a Covered Employee on the date of payment, may be amended, nor may the Committee exercise any discretionary authority it may otherwise have under the Plan with respect to a Qualified Performance-Based Award under the Plan, in any manner to waive the achievement of the applicable performance goal based on Qualified Business Criteria or to increase the amount payable pursuant thereto or the value thereof, or otherwise in a manner that would cause the Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption.

        11.6.    AWARD LIMITS.    Section 5.4 sets forth (i) the maximum number of Shares that may be granted in any one-year period to a Participant in designated forms of stock-based Awards, and (ii) the maximum aggregate dollar amount that may be paid with respect to cash-based Awards under the Plan to any one Participant in any fiscal year of the Company.

ARTICLE 12
DIVIDEND EQUIVALENTS

        12.1.    GRANT OF DIVIDEND EQUIVALENTS.    The Committee is authorized to grant Dividend Equivalents with respect to Full-Value Awards granted hereunder, subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents shall entitle the Participant to receive payments equal to ordinary cash dividends or distributions with respect to all or a portion of the number of Shares subject to a Full-Value Award, as determined by the Committee. The Committee may provide that Dividend Equivalents (i) will be deemed to have been reinvested in additional Shares or otherwise reinvested, or (ii) except in the case of Performance Awards, will be paid or distributed to the Participant as accrued (in which case, such Dividend Equivalents must be paid or distributed no later than the 15 th day of the 3 rd month following the later of (A) the calendar year in which the corresponding dividends were paid to stockholders, or (B) the first calendar year in which the Participant's right to such Dividends Equivalents is no longer subject to a substantial risk of forfeiture). Unless otherwise provided by the Committee, Dividend Equivalents accruing on unvested Full-Value Awards shall, as provided in the Award Certificate, either (i) be reinvested in the form of additional Shares, which shall be subject to the same vesting provisions as provided for the host Award, or (ii) be credited by the Company to an account for the Participant and accumulated without interest until the date upon which the host Award becomes vested, and any Dividend Equivalents accrued with respect to forfeited Awards will be reconveyed to the Company without further consideration or any act or action by the Participant.

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 ARTICLE 13
STOCK OR OTHER STOCK-BASED AWARDS

        13.1.    GRANT OF STOCK OR OTHER STOCK-BASED AWARDS.    The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation (but subject to the last sentence of Section 5.5) Shares awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, and Awards valued by reference to book value of Shares or the value of securities of or the performance of specified Parents or Subsidiaries. The Committee shall determine the terms and conditions of such Awards.

ARTICLE 14
PROVISIONS APPLICABLE TO AWARDS

        14.1.    AWARD CERTIFICATES.    Each Award shall be evidenced by an Award Certificate. Each Award Certificate shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

        14.2.    FORM OF PAYMENT FOR AWARDS.    At the discretion of the Committee, payment of Awards may be made in cash, Stock, a combination of cash and Stock, or any other form of property as the Committee shall determine. In addition, payment of Awards may include such terms, conditions, restrictions and/or limitations, if any, as the Committee deems appropriate, including, in the case of Awards paid in the form of Stock, restrictions on transfer and forfeiture provisions. Further, payment of Awards may be made in the form of a lump sum, or in installments, as determined by the Committee.

        14.3.    LIMITS ON TRANSFER.    No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution; provided, however, that the Committee may (but need not) permit other transfers (other than transfers for value) where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

        14.4.    BENEFICIARIES.    Notwithstanding Section 14.3, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Certificate applicable to the Participant, except to the extent the Plan and Award Certificate otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, any payment due to the Participant shall be made to the Participant's estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant, in the manner provided by the Company, at any time provided the change or revocation is filed with the Committee.

        14.5.    STOCK TRADING RESTRICTIONS.    All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place

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legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

        14.6.    ACCELERATION UPON DEATH OR DISABILITY.    Except as otherwise provided in the Award Certificate or any special Plan document or separate agreement with a Participant governing an Award, upon the termination of a person's Continuous Service by reason of death or Disability:

            (i)  all of that Participant's outstanding Options and SARs shall become fully exercisable, and shall thereafter remain exercisable for a period of one (1) year or until the earlier expiration of the original term of the Option or SAR;

           (ii)  all time-based vesting restrictions on that Participant's outstanding Awards shall lapse as of the date of termination; and

          (iii)  the payout opportunities attainable under all of that Participant's outstanding performance-based Awards shall be deemed to have been fully earned as of the date of termination as follows:

            (A)  if the date of termination occurs during the first half of the applicable performance period, all relevant performance goals will be deemed to have been achieved at the "target" level, and

            (B)  if the date of termination occurs during the second half of the applicable performance period, the actual level of achievement of all relevant performance goals against target will be measured as of the end of the calendar quarter immediately preceding the date of termination, and

            (C)  in either such case, there shall be a prorata payout to the Participant or his or her estate within sixty (60) days following the date of termination (unless a later date is required by Section 17.3 hereof), based upon the length of time within the performance period that has elapsed prior to the date of termination.

        To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.

        14.7.    EFFECT OF A CHANGE IN CONTROL.    The provisions of this Section 14.7 shall apply in the case of a Change in Control, unless otherwise provided in the Award Certificate or any special Plan document or separate agreement with a Participant governing an Award.

          (a)    Awards Assumed or Substituted by Surviving Entity.    With respect to Awards assumed by the Surviving Entity or otherwise equitably converted or substituted in connection with a Change in Control: if within one year after the effective date of the Change in Control, a Participant's employment is terminated without Cause or the Participant resigns for Good Reason, then (i) all of that Participant's outstanding Options or SARs shall become fully exercisable, (ii) all time-based vesting restrictions on the his or her outstanding Awards shall lapse, and (iii) the payout level under all of that Participant's performance-based Awards that were outstanding immediately prior to effective time of the Change in Control shall be determined and deemed to have been earned as of the date of termination based upon (A) an assumed achievement of all relevant performance goals at the "target" level if the date of termination occurs during the first half of the applicable performance period, or (B) the actual level of achievement of all relevant performance goals against target (measured as of the end of the calendar quarter immediately preceding the date of termination), if the date of termination occurs during the second half of the applicable performance period, and, in either such case, there shall be a prorata payout to such Participant within sixty (60) days following the date of termination of employment (unless a later date is required by Section 17.3 hereof), based upon the length of time within the performance period that has elapsed prior to the date of termination of employment. With regard to each Award, a Participant shall not be considered to have resigned for Good Reason unless either (i) the Award Certificate includes such provision or (ii) the Participant is

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  party to an employment, severance or similar agreement with the Company or an Affiliate that includes provisions in which the Participant is permitted to resign for Good Reason. Any Options or SARs shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.

          (b)    Awards not Assumed or Substituted by Surviving Entity.    Upon the occurrence of a Change in Control, and except with respect to any Awards assumed by the Surviving Entity or otherwise equitably converted or substituted in connection with the Change in Control in a manner approved by the Committee or the Board: (i) outstanding Options or SARs shall become fully exercisable, (ii) time-based vesting restrictions on outstanding Awards shall lapse, and (iii) the target payout opportunities attainable under outstanding performance-based Awards shall be deemed to have been fully earned as of the effective date of the Change in Control based upon (A) an assumed achievement of all relevant performance goals at the "target" level if the Change in Control occurs during the first half of the applicable performance period, or (B) the actual level of achievement of all relevant performance goals against target measured as of the date of the Change in Control, if the Change in Control occurs during the second half of the applicable performance period, and, in either such case, there shall be a prorata payout to Participants within sixty (60) days following the Change in Control (unless a later date is required by Section 17.3 hereof), based upon the length of time within the performance period that has elapsed prior to the Change in Control. Any Options or SARs shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.

        14.8.    ACCELERATION FOR OTHER REASONS.    Regardless of whether an event has occurred as described in Section 14.6 or 14.7 above, and subject to Section 5.5 as to Full-Value Awards and Article 11 as to Qualified Performance-Based Awards, the Committee may in its sole discretion at any time determine that, upon the termination of service of a Participant for any reason, or the occurrence of a Change in Control, all or a portion of such Participant's Options or SARs shall become fully or partially exercisable, that all or a part of the restrictions on all or a portion of the Participant's outstanding Awards shall lapse, and/or that any performance-based criteria with respect to any Awards held by that Participant shall be deemed to be wholly or partially satisfied, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 14.8.

        14.9.    FORFEITURE EVENTS.    Awards under the Plan shall be subject to any compensation recoupment policy that the Company may adopt from time to time that is applicable by its terms to the Participant. In addition, the Committee may specify in an Award Certificate that the Participant's rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, (i) termination of employment for cause, (ii) violation of material Company or Affiliate policies, (iii) breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, (iv) other conduct by the Participant that is detrimental to the business or reputation of the Company or any Affiliate, or (v) a later determination that the vesting of, or amount realized from, a Performance Award was based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria, whether or not the Participant caused or contributed to such material inaccuracy.

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        14.10.    SUBSTITUTE AWARDS.    The Committee may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another entity who become employees of the Company or an Affiliate as a result of a merger or consolidation of the former employing entity with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the former employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

ARTICLE 15
CHANGES IN CAPITAL STRUCTURE

        15.1.    MANDATORY ADJUSTMENTS.    In the event of a nonreciprocal transaction between the Company and its stockholders that causes the per-share value of the Stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend), the authorization limits under Section 5.1 and 5.4 shall be adjusted proportionately, and the Committee shall make such adjustments to the Plan and Awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction. Action by the Committee may include: (i) adjustment of the number and kind of shares that may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. Notwithstanding the foregoing, the Committee shall not make any adjustments to outstanding Options or SARs that would constitute a modification or substitution of the stock right under Treas. Reg. Sections 1.409A-1(b)(5)(v) that would be treated as the grant of a new stock right or change in the form of payment for purposes of Code Section 409A. Without limiting the foregoing, in the event of a subdivision of the outstanding Stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Stock into a lesser number of Shares (reverse stock split), the authorization limits under Section 5.1 and 5.4 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically, without the necessity for any additional action by the Committee, be adjusted proportionately without any change in the aggregate purchase price therefor.

        15.2    DISCRETIONARY ADJUSTMENTS.    Upon the occurrence or in anticipation of any corporate event or transaction involving the Company (including, without limitation, any merger, reorganization, recapitalization, combination or exchange of shares, or any transaction described in Section 15.1), the Committee may, in its sole discretion, provide (i) that Awards will be settled in cash rather than Stock, (ii) that Awards will become immediately vested and non-forfeitable and exercisable (in whole or in part) and will expire after a designated period of time to the extent not then exercised, (iii) that Awards will be assumed by another party to a transaction or otherwise be equitably converted or substituted in connection with such transaction, (iv) that outstanding Awards may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Stock, as of a specified date associated with the transaction, over the exercise or base price of the Award, (v) that performance targets and performance periods for Performance Awards will be modified, consistent with Code Section 162(m) where applicable, or (vi) any combination of the foregoing. The Committee's determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.

        15.3    GENERAL.    Any discretionary adjustments made pursuant to this Article 15 shall be subject to the provisions of Section 16.2. To the extent that any adjustments made pursuant to this Article 15 cause Incentive Stock Options to cease to qualify as Incentive Stock Options, such Options shall be deemed to be Nonstatutory Stock Options.

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 ARTICLE 16
AMENDMENT, MODIFICATION AND TERMINATION

        16.1.    AMENDMENT, MODIFICATION AND TERMINATION.    The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without stockholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board or the Committee, either (i) materially increase the number of Shares available under the Plan, (ii) expand the types of awards under the Plan, (iii) materially expand the class of participants eligible to participate in the Plan, (iv) materially extend the term of the Plan, or (v) otherwise constitute a material change requiring stockholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to stockholder approval; and provided, further, that the Board or Committee may condition any other amendment or modification on the approval of stockholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable (i) to comply with the listing or other requirements of an Exchange, or (ii) to satisfy any other tax, securities or other applicable laws, policies or regulations.

        16.2.    AWARDS PREVIOUSLY GRANTED.    At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

          (a)   Subject to the terms of the applicable Award Certificate, such amendment, modification or termination shall not, without the Participant's consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination (with the per-share value of an Option or SAR for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the exercise or base price of such Award);

          (b)   The original term of an Option or SAR may not be extended without the prior approval of the stockholders of the Company;

          (c)   Except as otherwise provided in Section 15.1, the exercise price of an Option or base price of a SAR may not be reduced, directly or indirectly, without the prior approval of the stockholders of the Company; and

          (d)   No termination, amendment, or modification of the Plan shall in any material respect adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be "adversely affected" by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment (with the per-share value of an Option or SAR for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise or base price of such Award).

        16.3.    COMPLIANCE AMENDMENTS.    Notwithstanding anything in the Plan or in any Award Certificate to the contrary, the Board may amend the Plan or an Award Certificate, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or Award Certificate to any present or future law relating to plans of this or similar nature (including, but not limited to, Section 409A of the Code), and to the administrative regulations and rulings promulgated thereunder. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 16.3 to any Award granted under the Plan without further consideration or action.

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 ARTICLE 17
GENERAL PROVISIONS

        17.1.    RIGHTS OF PARTICIPANTS.

          (a)   No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not such Eligible Participants are similarly situated).

          (b)   Nothing in the Plan, any Award Certificate or any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant's employment or status as an officer, or any Participant's service as a director, at any time, nor confer upon any Participant any right to continue as an employee, officer, or director of the Company or any Affiliate, whether for the duration of a Participant's Award or otherwise.

          (c)   Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company or any Affiliate and, accordingly, subject to Article 16, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company or an of its Affiliates.

          (d)   No Award gives a Participant any of the rights of a stockholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.

        17.2.    WITHHOLDING.    The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company or such Affiliate, an amount sufficient to satisfy federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any issuance, exercise, lapse of restriction or other taxable event arising as a result of the Plan. The obligations of the Company under the Plan will be conditioned on such payment (or other arrangements acceptable to the Company) and the Company or such Affiliate will, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. Unless otherwise determined by the Committee at the time the Award is granted or thereafter, any such withholding requirement may be satisfied, in whole or in part, by withholding from the Award Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes. All such elections shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

        17.3.    SPECIAL PROVISIONS RELATED TO SECTION 409A OF THE CODE.

          (a)    General.    It is intended that the payments and benefits provided under the Plan and any Award shall either be exempt from the application of, or comply with, the requirements of Section 409A of the Code. The Plan and all Award Certificates shall be construed in a manner that effects such intent. Nevertheless, the tax treatment of the benefits provided under the Plan or any Award is not warranted or guaranteed. Neither the Company, its Affiliates nor their respective directors, officers, employees or advisers (other than in his or her capacity as a Participant) shall be held liable for any taxes, interest, penalties or other monetary amounts owed by any Participant or other taxpayer as a result of the Plan or any Award.

          (b)    Definitional Restrictions.    Notwithstanding anything in the Plan or in any Award Certificate to the contrary, to the extent that any amount or benefit that would constitute non-exempt "deferred compensation" for purposes of Section 409A of the Code ("Non-Exempt Deferred Compensation") would otherwise be payable or distributable, or a different form of payment

21

  (e.g., lump sum or installment) of such Non-Exempt Deferred Compensation would be effected, under the Plan or any Award Certificate by reason of the occurrence of a Change in Control, or the Participant's Disability or separation from service, such Non-Exempt Deferred Compensation will not be payable or distributable to the Participant, and/or such different form of payment will not be effected, by reason of such circumstance unless the circumstances giving rise to such Change in Control, Disability or separation from service meet any description or definition of "change in control event", "disability" or "separation from service", as the case may be, in Section 409A of the Code and applicable regulations (without giving effect to any elective provisions that may be available under such definition). This provision does not prohibit the vesting of any Award upon a Change in Control, Disability or separation from service, however defined. If this provision prevents the payment or distribution of any amount or benefit, or the application of a different form of payment of any amount or benefit, such payment or distribution shall be made at the time and in the form that would have applied absent the Change in Control, Disability or separation from service, as applicable, as applicable.

          (c)    Allocation among Possible Exemptions.    If any one or more Awards granted under the Plan to a Participant could qualify for any separation pay exemption described in Treas. Reg. Section 1.409A-1(b)(9), but such Awards in the aggregate exceed the dollar limit permitted for the separation pay exemptions, the Company (acting through the Committee or the Company's Chief Financial Officer) shall determine which Awards or portions thereof will be subject to such exemptions.

          (d)    Six-Month Delay in Certain Circumstances.    Notwithstanding anything in the Plan or in any Award Certificate to the contrary, if any amount or benefit that would constitute Non-Exempt Deferred Compensation would otherwise be payable or distributable under this Plan or any Award Certificate by reason of a Participant's separation from service during a period in which the Participant is a Specified Employee (as defined below), then, subject to any permissible acceleration of payment by the Committee under Treas. Reg. Section 1.409A-3(j)(4)(ii) (domestic relations order), (j)(4)(iii) (conflicts of interest), or (j)(4)(vi) (payment of employment taxes):

              (i)  the amount of such Non-Exempt Deferred Compensation that would otherwise be payable during the six-month period immediately following the Participant's separation from service will be accumulated through and paid or provided on the first day of the seventh month following the Participant's separation from service (or, if the Participant dies during such period, within 30 days after the Participant's death) (in either case, the "Required Delay Period"); and

             (ii)  the normal payment or distribution schedule for any remaining payments or distributions will resume at the end of the Required Delay Period.

          For purposes of this Plan, the term "Specified Employee" has the meaning given such term in Code Section 409A and the final regulations thereunder; provided, however, that, as permitted in such final regulations, the Company's Specified Employees and its application of the six-month delay rule of Code Section 409A(a)(2)(B)(i) shall be determined in accordance with rules adopted by the Board or any committee of the Board, which shall be applied consistently with respect to all nonqualified deferred compensation arrangements of the Company, including this Plan.

          (e)    Installment Payments.    If, pursuant to an Award, a Participant is entitled to a series of installment payments, such Participant's right to the series of installment payments shall be treated as a right to a series of separate payments and not to a single payment. For purposes of the preceding sentence, the term "series of installment payments" has the meaning provided in Treas. Reg. Section 1.409A-2(b)(2)(iii) (or any successor thereto).

          (f)    Timing of Release of Claims.    Whenever an Award conditions a payment or benefit on the Participant's execution and non-revocation of a release of claims, such release must be executed and

22

  all revocation periods shall have expired within 60 days after the date of termination of the Participant's employment; failing which such payment or benefit shall be forfeited. If such payment or benefit is exempt from Section 409A of the Code, the Company may elect to make or commence payment at any time during such 60-day period. If such payment or benefit constitutes Non-Exempt Deferred Compensation, then, subject to subsection (c) above, (i) if such 60-day period begins and ends in a single calendar year, the Company may make or commence payment at any time during such period at its discretion, and (ii) if such 60-day period begins in one calendar year and ends in the next calendar year, the payment shall be made or commence during the second such calendar year (or any later date specified for such payment under the applicable Award), even if such signing and non-revocation of the release occur during the first such calendar year included within such 60-day period. In other words, a Participant is not permitted to influence the calendar year of payment based on the timing of signing the release.

          (g)    Permitted Acceleration.    The Company shall have the sole authority to make any accelerated distribution permissible under Treas. Reg. section 1.409A-3(j)(4) to Participants of deferred amounts, provided that such distribution(s) meets the requirements of Treas. Reg. section 1.409A-3(j)(4).

        17.4.    UNFUNDED STATUS OF AWARDS.    The Plan is intended to be an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Certificate shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate. In its sole discretion, the Committee may authorize the creation of grantor trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or payments in lieu of Shares or with respect to Awards. This Plan is not intended to be subject to ERISA.

        17.5.    RELATIONSHIP TO OTHER BENEFITS.    No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Affiliate unless provided otherwise in such other plan. Nothing contained in the Plan will prevent the Company from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

        17.6.    EXPENSES.    The expenses of administering the Plan shall be borne by the Company and its Affiliates.

        17.7.    TITLES AND HEADINGS.    The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

        17.8.    GENDER AND NUMBER.    Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

        17.9.    FRACTIONAL SHARES.    No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

        17.10.    GOVERNMENT AND OTHER REGULATIONS.

          (a)   Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be

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  sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

          (b)   Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any foreign, federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee's determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state or foreign law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

        17.11.    GOVERNING LAW.    To the extent not governed by federal law, the Plan and all Award Certificates shall be construed in accordance with and governed by the laws of the State of Delaware.

        17.12.    SEVERABILITY.    In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability will not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions will be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

        17.13.    NO LIMITATIONS ON RIGHTS OF COMPANY.    The grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

        The foregoing is hereby acknowledged as being the Move, Inc. 2011 Incentive Plan as adopted by the Board on March 21, 2011 and by the stockholders on June 15, 2011.

Move, Inc.
By:	/s/ JAMES S. CAULFIELD
Its:	Executive Vice President, General Counsel and Secretary

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0000175629_1 R1.0.0.51160 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Joe F. Hanauer 02 Steven H. Berkowitz 03 Jennifer Dulski 04 Kenneth K. Klein 05 V. Paul Unruh 06 Bruce G. Willison Move, Inc. ATTN: INVESTOR RELATIONS DEPT. 10 ALMADEN BOULEVARD, SUITE 800 SAN JOSE, CALIFORNIA 95113 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For Against Abstain 2 To ratify the appointment of Ernst & Young LLP as Move, Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2013. 3 To approve, on an advisory basis, the compensation paid to Move, Inc.'s named executive officers. 4 To approve an amendment to the Move, Inc. 2011 Incentive Plan to increase by 2,100,000 the number of shares available thereunder. NOTE: To transact such other business, postponement, or adjournment thereof that may come before the meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. For address change/comments, mark here. (see reverse for instructions) Yes No Please indicate if you plan to attend this meeting

0000175629_2 R1.0.0.51160 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/ are available at www.proxyvote.com . MOVE, INC. Annual Meeting of Stockholders June 12, 2013 9:30 AM This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Rachel C. Glaser and James S. Caulfield, or either of them, as proxies, each with the power to appoint a substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock of Move, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders of Move, Inc. to be held at 9:30 a.m., Pacific Time, on June 12, 2013, at the Company's offices located at 10 Almaden Boulevard, Suite 800, San Jose, California 95113, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSAL 2. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PERSON(S) NAMED IN THIS PROXY WILL VOTE IN THEIR DISCRETION. IF YOU VOTE YOUR PROXY BY INTERNET, YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD. TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Address change/comments: Continued and to be signed on reverse side

QuickLinks

PROXY STATEMENT
ABOUT THE MEETING
PROPOSAL 1 — ELECTION OF DIRECTORS
PROPOSAL 2 — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL 3 — ADVISORY VOTE ON EXECUTIVE COMPENSATION
PROPOSAL 4 — APPROVAL OF AN AMENDMENT TO MOVE'S 2011 INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE THEREUNDER BY 2,100,000 SHARES
MANAGEMENT
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
COMPENSATION DISCUSSION AND ANALYSIS
2012 Cash Incentives Table
RISKS RELATED TO COMPENSATION PRACTICES AND POLICIES
EXECUTIVE COMPENSATION
Summary Compensation Table
Grants of Plan-Based Awards for Fiscal Year 2012
Outstanding Equity Awards at 2012 Fiscal Year End
Option Exercises and Stock Vested in Fiscal Year 2012
Potential Payments upon Termination or Change in Control
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
REPORT OF THE AUDIT COMMITTEE
CODE OF CONDUCT AND BUSINESS ETHICS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
STOCKHOLDER PROPOSALS FOR THE 2014 ANNUAL MEETING OF STOCKHOLDERS
OTHER MATTERS
ADDITIONAL INFORMATION
Appendix A Form of Proposed Amendment to the Move, Inc. 2011 Incentive Plan AMENDMENT TO THE MOVE, INC. 2011 INCENTIVE PLAN
Appendix B Move, Inc. 2011 Incentive Plan Move, Inc. 2011 Incentive Plan begins on the following page.
MOVE, INC. 2011 INCENTIVE PLAN ARTICLE 1 PURPOSE
ARTICLE 2 DEFINITIONS
ARTICLE 3 EFFECTIVE TERM OF PLAN
ARTICLE 4 ADMINISTRATION
ARTICLE 5 SHARES SUBJECT TO THE PLAN
ARTICLE 6 ELIGIBILITY
ARTICLE 7 STOCK OPTIONS
ARTICLE 8 STOCK APPRECIATION RIGHTS
ARTICLE 9 RESTRICTED STOCK, RESTRICTED STOCK UNITS AND DEFERRED STOCK UNITS
ARTICLE 10 PERFORMANCE AWARDS
ARTICLE 11 QUALIFIED PERFORMANCE-BASED AWARDS
ARTICLE 12 DIVIDEND EQUIVALENTS
ARTICLE 13 STOCK OR OTHER STOCK-BASED AWARDS
ARTICLE 14 PROVISIONS APPLICABLE TO AWARDS
ARTICLE 15 CHANGES IN CAPITAL STRUCTURE
ARTICLE 16 AMENDMENT, MODIFICATION AND TERMINATION
ARTICLE 17 GENERAL PROVISIONS